UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5782

Mercantile Funds, Inc.

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices)(Zip code)

David L. Meyer

Two Hopkins Plaza

Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 237-5587

Date of fiscal year end: May 31, 2007

Date of reporting period: May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

Mercantile Funds, Inc.

Shareholder Update and

Annual Report

MAY 31, 2007

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.

Shares of the Mercantile Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by The PNC Financial Services Group, Inc., its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

Mercantile Investment Services, Inc. serves as the Funds’ distributor.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Funds’ investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Funds have no obligation to update or revise forward-looking statements.

Mercantile Funds, Inc.

Shareholder Update and Annual Report

May 31, 2007

A Message from the President

Dear Shareholders:

We are pleased to present you with this annual report for the Mercantile Funds, Inc., providing a detailed review of the markets, the portfolios and our management strategies. Also included are financial statements and a schedule of portfolio investments listing securities held as of May 31, 2007 for each of the Mercantile Funds.

We believe that by offering the opportunity to diversify your investments among a wide array of equity, taxable and tax-exempt fixed income and money market mutual funds, Mercantile may help you and/or your adviser fulfill your individual investment objectives.

On the following pages, each of the portfolio managers discusses the management of his or her Fund over the annual period. The conversations highlight key factors influencing recent performance of the Funds. For your convenience, those Funds with similar objectives and strategies have been combined into one discussion. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12-month period.

*  *  *

Economic Review

The U.S. economy continued to expand during the annual period, though clearly at a decelerated pace. Real Gross Domestic Product (GDP) was just 0.6% in the first quarter of 2007 — the slowest pace since 2002 — and averaged only 1.9% during the annual period. This compares to 5.6% during the first calendar quarter of 2006. Contributing most to this reduced momentum was the housing market, which slowed considerably and may not have hit bottom yet. Also, consumer spending was tepid due primarily to higher gasoline prices. Non-farm payroll growth was moribund, averaging 189,000 per month during the second half of 2006 but only 133,000 per month over the five months in 2007 year-to-date. Unemployment stood at 4.5% at the end of the fiscal year. Oil prices declined nearly 10% over the 12 months, ending May at just over $64 per barrel. Even so, the Consumer Price Index rose to an annualized rate of 2.6% toward the end of the period, and core inflation, which excludes food and energy prices, stood at a 2.3% annualized rate. Both of these inflation numbers were uncomfortably near the high end of the Federal Reserve Board’s (the Fed’s) preferred range if not outside its stated comfort zone.

That said, the Fed raised interest rates just one more time during the annual period, bringing the targeted federal funds rate to 5.25% on June 29, 2006. The Fed then held the targeted federal funds rate steady through the remainder of the period. The Fed stated in early May that “economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters….Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures. In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.” Any future policy adjustments would be data dependent.

Equities

Most of the major U.S. equity indices posted hefty double-digit gains for the 12 months ended May 31, 2007, despite market weakness as the fiscal year began and the short-lived though dramatic correction in late-February/early March. Entering June 2006, negative investor sentiment prevailed based primarily on questions about new Fed chairman Bernanke’s policies. The winter 2007 market drop was prompted by the sell-off in the Chinese equity market and was exacerbated by former Fed chairman Greenspan’s comments regarding a potential economic recession. Also impacting the equity markets during the period as a whole were fluctuating oil and other commodity prices, turmoil in the subprime mortgage market, ongoing geopolitical concerns, uncertainty associated with the change of party control in Congress, and, as discussed above, data indicating markedly slower U.S. economic growth due primarily to the slump in the housing market. With all that, equity returns were driven

See accompanying index descriptions on page 41.

upward by the Fed’s long pause in raising interest rates, robust merger and acquisition activity, stronger-than-expected corporate earnings, containment of both core and overall inflation, and volatility in fixed income rates. A growing sense that the Fed is likely to remain on hold or may lower interest rates later this year also drove stocks higher during the period. All equity investment styles and capitalization ranges advanced but mid-capitalization stocks performed best. Large-cap stocks and then small-cap stocks followed. The market generally favored the value style over the growth style of investing across the capitalization spectrum for the annual period overall. It should be noted, however, that over the last six months of the annual period, growth stocks outperformed value stocks in the small-cap segment of the equity market.

Overall, the international equity markets modestly outpaced the U.S. equity markets for the annual period, as global economies in general performed well and Europe in particular enjoyed above-trend economic growth. As has been the case for some time, the international equity markets were propelled in large part by the emerging equity markets of Latin America, central and eastern Europe, and Asia. Several of the “peripheral” European markets, including those in the Nordic region, also performed well during the fiscal year. Among the developed markets, the continental European markets performed best, with the U.K. market trailing moderately behind. The Japanese market lagged and was by far the worst performing developed market during the period. Sentiment turned quite negative on Japan, as economic data, particularly wage growth and consumer inflation, disappointed, dampening expectations for interest rate increases by the Bank of Japan. The U.S. dollar weakened against most major currencies, not only because of ongoing structural imbalances in the U.S. trade and current accounts but also because of the slowdown in the U.S. economy relative to Europe.

Fixed Income

Overall, the fixed income markets posted positive performance over the fiscal year, boosted by a modest decline in rates across the yield curve. Rates declined over the annual period largely in reaction to reasonably well-contained inflation and a decelerating economy. With economic growth slowing and the Fed in pause mode, fixed income investors began to anticipate that the Fed would begin cutting interest rates to stimulate growth. This led to generally falling interest rates, although the path lower was subject to fits and starts. By May 2007, investors as a whole began to realize that inflation pressures were too high and that economic growth prospects were just strong enough to keep the Fed from cutting rates. Some began to wonder if the Fed’s next move would actually be a rate increase. This shift in sentiment, combined with selling by mortgage investors, pushed interest rates higher during the month of May. For the 12 months ended May 31, 2007, two-year Treasury yields fell 0.12% to a level of 4.91%, 10-year Treasury yields dropped 0.23% to a level of 4.89%, and 30-year Treasury yields declined 0.20% to a level of 5.01%. Clearly, while yields moved lower across the yield curve, they did so more significantly in the longer segments than at the short-term end, causing the U.S. Treasury yield curve to flatten over the annual period.

Even with U.S. Treasury gains, on a duration-adjusted basis, most of the spread sectors in the Lehman Aggregate Bond Index, i.e., the non-Treasury sectors of the fixed income market, outperformed U.S. Treasury securities for the 12 months ended May 31, 2007. These sectors included mortgage-backed securities, commercial mortgage-backed securities and U.S. investment-grade corporate bonds. Generally favorable economic conditions in the U.S. and abroad supported outperformance of the riskier, more credit-sensitive sectors of the market. Thus, emerging market debt and high-yield corporate bonds, which are not included in the Lehman Aggregate Bond Index, were the best-performing sectors.

Overall, the tax-exempt bond market produced solid absolute gains, but lagged the taxable bond market on a relative basis for the 12 months.

Money Markets

The most significant factors affecting the money markets were changing expectations of future Fed policy and of relative strength or weakness of economic growth.

*  *  *

See accompanying index descriptions on page 41.

We thank you for being a part of the success of the Mercantile Funds. We value your confidence in us and look forward to continuing to serve your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, Mercantile Funds, Inc.

President and Chief Investment Officer,

Mercantile Capital Advisors, Inc.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

May 31, 2007

Portfolio Highlights
(Unaudited)
On May 31, 2007, the Prime Money Market Fund had net assets invested in a diversified portfolio of:
Commercial Paper	61.1%
Certificates of Deposit	18.0%
Money Market Funds	6.7%
U.S. Government Agency Securities	6.5%
Corporate Bonds	1.5%
Other	6.2%
100.0%
Portfolio Highlights
(Unaudited)
On May 31, 2007, the Government Money Market Fund had net assets invested in a diversified portfolio of:
U.S. Government Agency Securities	74.0%
Money Market Funds	7.3%
Other	18.7%
100.0%
Portfolio Highlights
(Unaudited)
On May 31, 2007, the net assets of the Tax-Exempt Money Market Fund were diversified into the following states (only the top 10 are listed):
Virginia	13.6%
Maryland	11.4%
Texas	10.4%
Utah	5.7%
Massachusetts	5.6%
Florida	5.0%
New York	4.8%
North Carolina	4.3%
South Carolina	3.8%
Pennsylvania	3.7%
Other	31.7%
100.0%

An interview with:

Kelley K. Brunssen, Joshua Kakel and Team

Portfolio Managers, Prime Money Market Fund and Government Money Market Fund

Ronald M. Shostek, Amy Heiser and Team

Portfolio Managers, Tax-Exempt Money Market Fund

Mercantile Capital Advisors, Inc.

What factors affected the money markets during the annual period?

Changing expectations of future Federal Reserve Board (the Fed) policy and of the relative strength or weakness of economic growth had the greatest effect on both the taxable and tax-exempt money markets during the annual period. The Fed raised interest rates by 0.25% on June 29, 2006, bringing the targeted federal funds rate to 5.25%. Following this 17th consecutive rate hike, the Fed has since kept interest rates steady with a bias toward “inflation risk.” Still, the Fed and market watchers alike kept a close eye on data indicating moderating economic growth, a slowdown in the housing market, production cutbacks at auto makers, and inflation pressures remaining above the Fed’s stated comfort level. In the first calendar quarter of 2007, the Fed changed its language, substituting “the extent and timing of any additional firming that may be needed” with “future policy adjustments.” Most agreed that this language change was made to introduce the possibility of an interest rate cut in the future. It is worth pointing out that the turbulence in both the bond and equity markets during the first months of 2007, caused in part by gyrating economic indicators and increasing turmoil in the sub-prime residential mortgage market, had little impact on the money market sector.

Given this backdrop, the taxable money market yield curve flattened approximately 30 basis points (a basis point is 1/100th of one percentage point) over the annual period. Indeed, the taxable money market yield curve actually inverted in September 2006, meaning yields at the short-term end of the curve were higher than those at the longer-term end of the curve, and remained inverted for the remainder of the fiscal year. Early in the fiscal year, short-term yields ground higher with expectations for further interest rate increases. As expectations for further increases in short-term interest rates diminished, the taxable money market yield curve flattened. Short-term yields remained rather range-bound through the second half of the fiscal year, as market participants largely expected the Fed to remain on hold at first through the first half of 2007 and subsequently through the end of 2007. Expectations changed with economic data, market movements and more. The tax-exempt money market yield curve also ended the May 2007 period inverted, having been moderately upward sloping during much of the first half of the fiscal year and rather flat to slightly inverted for most of 2007 to date.

Within the tax-free money market area, supply and demand were also major factors. Note issuance remained stable through the annual period, confined to the usual issuers, although revenue and tax flows began to fall below expectations due to the housing slowdown and sluggish economy. Still, rainy day funds and other

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

May 31, 2007

surpluses mitigated the need for short-term financing in the notes market during the period. Issuance of floaters, or instruments with a variable interest rate, remained strong for several reasons. Among these reasons were relatively low yields, issuers selling floating rate debt and using an interest rate swap1 to reduce their costs, and tender option bond programs2 that continued to grow in size, being funded in the floater market. Given this heavy supply, the inverted yield curve, and competition with a new structure within the municipal bond market known as a quarterly reset Libor-based floater3, yields on floaters have not moved according to historic norms, thereby pushing the ratio of tax-exempt money market yields to comparable U.S. Treasury securities out of its historical range of 65% to 75% to a ratio closer to 80%. Credit ratings within the tax-exempt money market remained strong, as the fiscal standing of most issuers remained stable. The exceptions were some areas struggling economically, such as Michigan due to the troubled auto industry, which have been downgraded.

How did you manage the money market funds during the annual period?

In managing both the Prime Money Market Fund and Government Money Market Fund, we shifted away from our “meeting to meeting” mentality we had while the Fed was steadily and incrementally increasing the targeted federal funds rate. Instead of investing primarily in floating rate notes and securities maturing around the dates of the Fed meetings, we invested more in longer-dated securities, establishing a higher concentration in purchases with maturities of three-months and longer. We even purchased some securities with one-year maturities, seeking protection against a possible interest rate cut some time in early 2007. These longer-dated purchases enabled us to add yield for the Funds. They also lengthened the Funds’ average maturities. Then, with an inverted taxable money market yield curve during the second half of the fiscal year and uncertainty surrounding future rate moves by the Fed dominating investor sentiment, we shifted back to a focus on securities with one-to-three month maturities. We maintained a stable net asset value in the two Funds throughout.

Tax-Exempt Money Market Fund’s maturity generally remained within a 15 to 25 day band during the fiscal year for two primary reasons. The first was that daily and weekly floating securities offered more attractive yields than notes or longer-dated tax-exempt commercial paper. Second, expectations were widespread for fairly steady yields given no change in short-term rates via Fed policy over the near term. Indeed, Tax-Exempt Money Market Fund’s portfolio structure was heavily titled throughout the annual period on shorter- and intermediate-maturing or resetting securities. We added notes or bonds with longer maturities on an occasional basis to keep the average maturity of the Fund from becoming too short.

Would you give us more specific examples for each of the money market funds?

Prime Money Market Fund’s assets were invested throughout the period in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. We particularly emphasized investments in asset-backed commercial paper during the period, as these instruments offered relatively higher yields. We added several new high quality commercial paper issues to the portfolio, further broadening the Fund’s diversification, giving us greater ability to execute trades at the best yield level available and helping to add yield to the portfolio. As indicated above, we also purchased one-year agency securities and bank CDs in an effort to add yield and lengthen the Fund’s average maturity. Finally, we invested in securities with three-month or six-month call protection, which provided a higher-yielding alternative

[1]

An interest rate swap is a contract between two parties resulting in an agreement to swap the income streams from two different sources. Swaps are considered derivatives, or investments whose value is derived from that of one or more securities, indexes, currencies, or other reference data.

[2]

Tender option bond programs are programs in which investors effectively earn the fixed rates on long term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as the “carry trade.”

[3]

The quarterly reset Libor-based floater is not money market eligible, but its higher yield caused non-money market fund investors to swap out of variable demand rate bonds into the Libor floaters, forcing dealers to increase the yield necessary to clear the market.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

May 31, 2007

to simply rolling comparable three-month or six-month commercial paper. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money market instruments in the highest rating category. The Fund’s concentration on the highest-quality securities helped manage portfolio risk. We brought the Fund’s dollar-weighted average maturity from 31 days on May 31, 2006 to 40 days on November 30 and then to 42 days as of May 31, 2007.

Government Money Market Fund’s assets were invested throughout the period in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bureau (FFCB). The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk. As with Prime Money Market Fund, we invested in securities with three-month or six-month call protection in this Fund, which here provided a higher-yielding alternative to simply rolling comparable three-month or six-month agency discount notes. Also, the discount note yield curve was exceptionally flat, especially at the short-term end of the curve, where one month and shorter discount notes were trading through overnight repurchase agreements. Thus, it was necessary to purchase longer term securities to capture higher yields compared to Prime Money Market Fund. All told then, the Fund’s dollar-weighted average maturity shifted from 31 days at the start of the period to 34 days on November 30 and then to 48 days as of May 31, 2007.

At the end of the period, Tax-Exempt Money Market Fund was invested approximately 54% in daily and weekly floating rate securities to enable the Fund to capture the higher yields these securities offered relative to the rest of the tax-exempt money market product spectrum. Approximately 35% of the Fund’s assets were invested in tax-exempt commercial paper and just over 9% in general market bonds and notes, with the remainder in cash equivalents. On May 31, 2007, the Fund’s dollar-weighted average maturity stood at 25 days compared to 18 days at November 30 and 16 days at the start of the period. Throughout, all securities purchased were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Service, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped managed portfolio risk.

What strategies do you intend to pursue over the coming months?

The language in the statements released by the Fed after each meeting has remained fairly similar in substance —more risk of inflation increasing than of an economic slowdown, although expectations are for the economy to moderate, which, in turn, should keep inflation from moving very much higher. Speeches by Fed governors and Chairman Bernanke have emphasized that any future interest rate moves are “data dependent.” As a result, at the end of May, there remained two schools of thought over the Fed’s next move — one group believing the Fed will eventually restart raising rates and the other stating that the next Fed move will be an ease. In our view, the real uncertainty is one of timing. As of May 31, 2007, the federal funds futures market has priced in only a 30% chance of a 25 basis point interest rate cut by the end of 2007 versus a 100% chance just one month prior. Fed governors continue to mention inflation concerns.

When we look across the current landscape of the economy, we see a slightly different story. Gross domestic product (GDP) data has already pointed to a slowdown in the economy. A weak housing market, lukewarm retail sales and slow job growth offer corroborating evidence. With nearly all inflation data having moderated over the past few months, the Fed’s concerns over inflation creeping higher appear to be overdone. In our view, concerns over higher gasoline prices should focus on how these prices are acting as a tax, cutting into discretionary spending, not how they factor into the volatile headline inflation numbers.

Given this view and the recent sell-off in the market, we believe there is a good opportunity to extend the average weighted days to maturity of the taxable money market funds and take advantage of higher yields. Similarly, we expect to gradually extend Tax-Exempt Money Market Fund’s dollar-weighted average maturity to a 25 to 35 day range when it becomes apparent that the Fed is poised to start an easing cycle by lowering the targeted federal

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

May 31, 2007

funds rate and/or the relative value in longer-dated tax-exempt commercial paper and notes exceeds that of variable rate securities. We would extend maturity primarily through the purchase of tax-exempt notes and through rolling tax-exempt commercial paper to longer-dated maturities.

Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to strategically navigate the interest rate environment and maintain a stable net asset value within the Funds.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Portfolio Highlights (Unaudited)
On May 31, 2007, the Fund had net assets invested in a diversified portfolio of:
Information Technology	23.0%
Financial Services	17.2%
Health Care	17.0%
Consumer Discretionary	10.8%
Energy	10.7%
Industrials	9.4%
Consumer Staples	8.5%
Telecommunications	2.3%
Materials & Processing	0.5%
Other	0.6%
Total	100.0%

An interview with Kevin A. McCreadie, Daniel Lysik and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

We invested predominantly in large-cap companies using both value- and growth-oriented investment disciplines, as we focused on achieving superior long-term risk-adjusted performance. During the annual period, we held firm to Mercantile’s time-tested approach in managing a diversified portfolio that represents companies we believe to possess key characteristics for above-market, long-term performance. The portfolio is concentrated in companies that we identify as having a sustainable competitive advantage, consistent, superior long-term earnings growth, strong financial position, and good cash flow generation. We also selectively invested in opportunistic situations, such as those that may possess hidden asset value. Throughout, we used rigorous research and fundamental analysis to identify companies that we believe possess above-average growth prospects at attractive valuations.

For the annual period ended May 31, 2007, the Fund produced solid double-digit absolute returns but moderately underperformed the S&P 500® Index on a relative basis. Sector allocation was a modest positive for the fiscal year. An underweighted position in the poorly-performing financial services sector boosted relative results most, more than offsetting the detracting effect of underweighted positions in the utilities and materials sectors, each of which significantly outpaced the S&P 500® Index over the fiscal year. Individual stock selection overall detracted modestly from Fund results. Still, the Fund benefited from the Fund’s repositioning at the end of the prior fiscal year, as the top ten individual stock contributors during this annual period ended May 31, 2007 contributed significantly more to returns than the bottom ten performers detracted from returns. The Fund also benefited from its stock selection within the consumer discretionary and technology sectors.

Would you give us some company-specific examples?

Among the top contributors to the Fund’s relative results during the period (for the 12 months ended May 31) were information technology companies Microsoft (+37.28%), EMC (+35.55%) and Cisco Systems (+36.79%). Energy giant Exxon Mobil (+38.96%) and retailer Urban Outfitters (+43.13%) were also strong performers. Holdings that detracted most from the Fund’s relative 12-month performance included online higher education program provider Apollo Group (-8.30%), biotechnology leader Amgen (-24.13%), medical device provider Boston Scientific (-24.23%), industrial leader Ingersoll Rand (-10.10%), and electronics components provider Jabil Circuit (-11.71%). We increased the Fund’s positions in several of the Fund’s largest detractors during the period in an attempt to take advantage of near-term weakness.

During the annual period, new holdings were established across the economic sector spectrum. All sales were the result of holdings approaching what we considered to be full valuation levels. At the end of the period, the Fund’s largest overweighted positions compared to the S&P 500® Index were in what we would consider to be mid-to-late cycle sectors — health care, technology and industrials. The Fund was also tilted toward larger, stable growth companies that have historically performed well in a mid-cycle economic slowdown.

What strategies do you intend to pursue over the coming months?

Our long held concerns about the housing sector, mortgage lending practices and increased market volatility were realized during the first calendar quarter of 2007. Our view continues to be that trouble in the housing market may well lead to a softening in the economy, as consumption and new home construction slow. That said, we do not believe that these trends will lead to an economic recession. Rather, we view the economy outside of the housing

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

and auto sectors as rather healthy. Should this trend continue, we believe the Federal Reserve Board will maintain its current targeted federal funds rate through most of 2007.

Our view for the equity markets over the coming months is positive. Weaker-than-expected capital spending is largely being offset by share repurchases, dividend growth and record merger and acquisition activity. The moderation of earnings growth is, in our view, a reversion to the long-term average growth rate and should normalize near 7%, supported by high operating margins and modest top-line growth.

We believe the Fund is well positioned for a mid-cycle economic slowdown over the coming months. As of May 31, the Fund’s portfolio as a whole was attractively positioned compared to the S&P 500® Index. The Fund had better profitability characteristics, in terms of return on invested capital; a better balance sheet, as measured by long-term debt to capital; a better earnings-per-share growth rate; and an attractive valuation below that of the overall market. We continue to prefer domestic large-cap companies with defensive growth profiles. Whatever the markets or economy may bring, we remain committed to our fundamental security analysis, rigorous portfolio strategy and consistent implementation of risk management and valuation principles.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
Growth & Income Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		21.28%	8.31%	7.84%	$21,271	0.80%	0.78%
Class A	at NAV	20.62%	7.78%	7.31%	$20,249	1.30%	1.28%
	at POP	14.89%	6.74%	6.79%	$19,287
Class C	without CDSC	20.09%	7.24%	6.77%	$19,256	1.80%	1.78%
	with CDSC	19.09%	7.24%	6.77%	$19,256
S&P 500 Index		22.79%	9.45%	7.78%	$27,369

*	The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2006. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund share.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Growth & Income Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflects Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 2/28/91. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Portfolio Highlights (Unaudited)
On May 31, 2007, the Fund had net assets invested in a diversified portfolio of:
Financial Services	25.2%
Information Technology	16.7%
Health Care	15.5%
Energy	12.8%
Industrials	9.3%
Consumer Discretionary	8.8%
Consumer Staples	5.2%
Telecommunications	4.1%
Materials & Processing	1.5%
Other	0.9%
100.0%

An interview with Daniel Lysik and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

We invested predominantly in large-cap companies focused on achieving superior long-term risk-adjusted performance. By employing our reward/risk focus on security selection and portfolio construction, our strategy was to seek to achieve capital preservation during down markets and strong participation in up markets. Throughout, we used rigorous research and fundamental analysis to determine a company’s intrinsic value and gain insight into any potential opportunity to exploit short- to mid-term market inefficiencies that may temporarily depress a company’s share price below its long-term fundamental or intrinsic value. In so doing, we sought a broadly diversified portfolio of stocks with compelling valuations, favorable reward/risk profiles, strong financial positions and good cash flow generation. Equally important, we attempted to provide a “margin of safety” approach at the security selection and portfolio construction level. We define “margin of safety” as the company’s current share price already reflecting a sizable amount of any current market concern and therefore the stock offering reasonable downside protection and a more favorable longer-term return profile.

For the annual period ended May 31, 2007, the Fund produced strong double-digit absolute returns. On a relative basis, the Fund modestly outperformed the S&P 500® Index but underperformed the Russell 1000® Value Index. Individual stock selection was a solid positive contributor to Fund results. The Fund particularly benefited from repositioning at the end of the prior fiscal year, as the top ten individual stock contributors during this annual period ended May 31, 2007 contributed significantly more to returns than the bottom ten performers detracted from returns. Sector allocation was the primary reason the Fund lagged the Russell 1000® Value Index. An underweighted position in the poorly-performing financial services sector boosted relative results, but it was not enough to offset the detracting effect of an underweighted exposure to the utilities sector, which significantly outpaced the Russell 1000® Value Index over the fiscal year.

Would you give us some company-specific examples?

The top five contributors to the Fund’s relative results during the period (for the 12 months ended May 31) were telecommunications giant AT&T (+65.40%), energy industry leaders Exxon Mobil (+38.96%) and Conoco Phillips (+25.18%), pharmaceutical company Pfizer (+20.88%) and software behemoth Microsoft (+37.28%). Holdings that detracted most from the Fund’s relative 12-month performance included medical device provider Boston Scientific (-24.23%), biotechnology leader Amgen (-19.53%), home furnishings manufacturer Furniture Brands International (-9.89%), electronics components provider Jabil Circuit (-0.67%) and multi-bank holding company New York Community Banc (-1.32%). In accordance with our investment style, we increased the Fund’s positions in three of these largest detractors during the period in an attempt to take advantage of near-term weakness.

During the annual period, new holdings were established across the economic sector spectrum. All sales were the result of holdings approaching what we considered to be full valuation levels. At the end of the period, the Fund’s largest overweighted positions compared to the Russell 1000® Value Index were in what we would consider to be mid-to-late cycle sectors — health care, technology and industrials. We maintained a focus on large-cap companies.

What strategies do you intend to pursue over the coming months?

Our long held concerns about the housing sector, mortgage lending practices and increased market volatility were realized during the first calendar quarter of 2007. Our view continues to be that trouble in the housing market may well lead to a softening in the economy, as consumption and new home construction slow. That said, we do not

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

believe that these trends will lead to an economic recession. Rather, we view the economy outside of the housing and auto sectors as rather healthy. Should this trend continue, we believe the Federal Reserve Board will maintain its current targeted federal funds rate through most of 2007.

Our view for the equity markets over the coming months is positive. Weaker-than-expected capital spending is largely being offset by share repurchases, dividend growth and record merger and acquisition activity. The moderation of earnings growth is, in our view, a reversion to the long-term average growth rate and should normalize near 7%, supported by high operating margins and modest top-line growth.

We believe the Fund is well positioned for a mid-cycle economic slowdown over the coming months. As of May 31, the Fund’s portfolio as a whole maintained an attractive valuation below that of the overall market (as measured by the S&P 500® Index), a 5-year dividend growth yield well above that of the overall market, a return on capital above that of the overall market, and an average market capitalization greater than the overall market. We continue to prefer domestic large-cap companies with mid-to-late cycle stable growth profiles. Whatever the markets or economy may bring, we remain committed to our rigorous portfolio strategy and our consistent implementation of risk management and valuation principles.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
Equity Income Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		22.98%	8.69%	4.49%	$15,012	0.84%	0.78%
Class A	at NAV	22.19%	8.10%	3.94%	$14,299	1.34%	1.28%
	at POP	16.41%	7.05%	3.40%	$13,618
Class C	without CDSC	21.54%	7.63%	3.46%	$13,697	1.84%	1.78%
	with CDSC	20.54%	7.63%	3.46%	$13,697
Russell 1000® Value Index		25.58%	12.51%	10.59%	$21,709

*	The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2006. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Income Fund against the Russell 1000® Value Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflects Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/1/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Portfolio Highlights
(Unaudited)
On May 31, 2007, the Fund had net assets invested in a diversified portfolio of:
Information Technology	34.2%
Health Care	16.3%
Consumer Discretionary	14.3%
Industrials	13.0%
Consumer Staples	8.6%
Financial Services	6.7%
Energy	4.5%
Telecommunications	1.8%
Other	0.6%
100.0%

An interview with Kevin A. McCreadie, Kevin C. Laake and Team, Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The Fund generally seeks to invest in companies with above average earnings growth prospects that are trading at a reasonable price. Often these companies will have demonstrated consistent growth or a sustainable competitive advantage in their industry. Stock selection is driven by our bottom-up fundamental approach to company analysis, and sector allocations tend to be a result of our stock selection with the overall intention of not deviating significantly from our benchmark index.

For the annual period, the Fund notably outperformed its benchmark, the Russell 1000® Growth Index, due primarily to effective individual stock selection. Sector allocation had a neutral impact on the Fund’s relative results. The Fund’s overweighted position in information technology contributed positively to performance, as technology stocks rallied significantly during the second half of 2006, following the Federal Reserve Board’s (the Fed’s) decision not to raise interest rates at its August 8 meeting. Technology stocks’ valuations and earnings growth prospects remained attractive through the first months of 2007. Fund performance also benefited from an underweighted position in health care during the period. Offsetting these positives were the Fund’s underweighted allocations to the strongly-performing materials and utilities sectors, which detracted from relative results. Materials stocks rallied during the period on higher commodity prices and increased merger and acquisition activity. Utility stocks were boosted by rising natural gas prices and speculation that the Fed may be considering interest rate cuts.

Would you give us some company-specific examples?

On an individual stock basis, positive contributors to the Fund’s relative performance for the annual period included aerospace supplier Precision Castparts, specialty retailer Urban Outfitters, apparel manufacturer Gildan Activewear, and large-cap technology companies Microsoft and EMC. Precision Castparts’ strong performance was driven by better-than-expected earnings growth, which was the result of ongoing strength in the commercial aerospace market, significant cost reductions and market share gains. Shares of Urban Outfitters benefited from improving same-store sales and expanding operating margins. Gildan Activewear’s stock advanced, driven by increased market share across its active-wear product line, an improved margin outlook due to manufacturing and scale efficiencies, and optimism surrounding its mass retail expansion initiative. Microsoft’s stock outperformed the benchmark index, led by a significant share buyback announcement and expectations for an earnings ramp based on its Windows Vista operating system launch. EMC’s share price rose following better-than-expected earnings results, reports of market share gains and positive anticipation for its upcoming Initial Public Offering (IPO) of its VM Software segment.

Detractors from the Fund’s relative performance included medical device provider Boston Scientific, education company Apollo Group, financial services provider Capital One, casual dining company Cheesecake Factory, and personal computer manufacturer Dell Computer. The share price of Boston Scientific declined due to lost market share following a defibrillator product recall, a market slowdown based on worries over medical reimbursement rates, and industry-wide safety concerns related to drug eluding stents. The underperformance of Apollo Group was driven by disappointing results associated with a transition in its business model, a suspension of earnings guidance, and an unexpected departure of senior management, including its chief financial officer following an investigation into the backdating of stock options. Capital One underperformed due to disappointing earnings results and guidance driven primarily by a weak mortgage banking environment. Cheesecake Factory’s shares fell based on slowing casual dining traffic trends as well as an options investigation that caused the company to miss its second and third quarter financial report filing deadlines. Despite strong unit growth prospects, we sold

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Cheesecake Factory from the Fund’s portfolio during the first half of the fiscal year given the uncertainty surrounding the outcome of the company’s options review. Dell Computer lagged the market following earnings results that disappointed due to the mismanagement of pricing elasticity and an SEC investigation into the company’s revenue recognition practices.

Based on our stock selection criteria described above, we established new Fund positions since our November 30, 2006 semiannual report in land driller Nabors Industries, financial services company Franklin Resources and wireless and broadcast communications infrastructure company American Tower. We also added leading organic and natural food retailer Whole Foods Market and drug retail giant Walgreen, both within the consumer staples sector, to the portfolio. Within the industrials sector, we established Fund positions in mining equipment company Joy Global, aerospace solutions and electronics provider Rockwell Collins, fluid transfer equipment provider Graco, and compressors and pumps manufacturer Gardner Denver. We added several stocks to the portfolio within the health care sector, including medical products developer Respironics, pharmaceutical services provider Omnicare, and global contract resource organization Pharmaceutical Product Development. Within consumer discretionary, we added Gildan Activewear, leading specialty coffee retailer Starbucks, restaurant company Panera Bread, and diversified entertainment company News Corp. to the portfolio. Within the information technology sector, we established Fund positions in leading computer company Apple, technology solutions developer Citrix Systems, telecommunications software provider Comverse Technology, electronics manufacturing services company Jabil Circuit, and storage networking and network infrastructure provider QLogic.

We tend to sell stocks from the portfolio due to valuations or deteriorating fundamentals, which we anticipate will lead to slower-than-expected earnings growth rates over the long term. Thus, since our semiannual report of November 30, 2006, we eliminated the Fund’s positions in Apollo Group, Dell Computer, Ingersoll Rand, Legg Mason, Regis, and Sysco based on concerns over long-term growth prospects. We sold the Fund’s position in Biomet following the announcement of its sale to private equity. We eliminated the Fund’s position in Websense given our concerns regarding the integration of its acquisition of SurfControl. Finally, we sold out of the Fund’s positions in Altera, Abbott Laboratories, Alcon, Cognos and Kinetic Concepts, taking profits when each achieved the price targets we had set for them.

What strategies do you intend to pursue over the coming months?

Looking ahead, we believe large-cap growth stocks should continue to outperform given what is expected to be a decelerating economic growth environment. Valuations remain attractive, with growth stocks trading near price-to-earnings ratios of value stocks despite higher earnings-per-share growth rates. While consumer spending is expected to moderate, business spending is seen by many to be the economy’s main driver ahead, as companies with robust balance sheets will likely look to invest in productivity tools in order to sustain current growth rates. We intend to maintain our focus on higher quality large-cap companies that possess a sustainable competitive advantage and above average earnings growth over the long term.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
Equity Growth Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		22.25%	5.80%	1.12%	$11,085	0.98%	0.78%
Class A	at NAV	21.69%	5.25%	0.60%	$10,569	1.48%	1.28%
	at POP	15.95%	4.24%	0.07%	$10,066
Class C	without CDSC	21.27%	4.76%	0.12%	$10,107	1.98%	1.78%
	with CDSC	20.27%	4.76%	0.12%	$10,107
Russell 1000® Growth Index		20.37%	7.50%	4.96%	$12,907

*	The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2006. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Growth Fund against the Russell 1000® Growth Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflects Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Portfolio Highlights (Unaudited)
On May 31, 2007, the Fund had net assets invested in a diversified portfolio of:
Consumer Discretionary	21.5%
Information Technology	18.1%
Financial Services	16.2%
Materials & Processing	12.8%
Health Care	10.2%
Producer Durables	6.1%
Energy	5.7%
Autos & Transportation	3.6%
Utilities	2.6%
U.S. Government Agency Securities	1.7%
Other	1.5%
100.0%

An interview with Marshall Bassett, Christopher S. Beck and Teams,

Delaware Management Company

Portfolio Managers

How did you manage your portion of the Fund during the annual period?

M. Bassett: The Fund uses a blended investment strategy that utilizes both growth and value investment styles, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the portfolio. We use a fundamental, bottom-up process in seeking to identify industry leaders — those that we believe are the highest quality small companies with exceptional managements and business plans and the wherewithal to execute those plans. These companies typically possess what we deem to be superior earnings growth potential and strong financials. Research is conducted and investment decisions are made by teams of sector specialists focusing on five broad sectors — business & financial services; consumer & retail; health care; industrials, materials & energy; and technology.

As the annual period began, negative investor sentiment caused some weakness in the equity market. Questions about the policies of Ben Bernanke’s new leadership at the Federal Reserve Board (the Fed) and the effect of high energy prices led the market lower. It was not until the Fed decided to stop raising interest rates after approximately two years of steady increases that investors changed their sentiment. The equity market took off in early August and, generally speaking, did not relent through the end of the period. The rare exception was late February and early March, when global equity markets weakened with the volatility of China’s equity market. Overall, however, strong corporate earnings, signs of stabilizing inflation and increased merger and acquisition activity supported strength across the U.S. equity market. In fact, a couple of major U.S. equity indices pushed to record highs in 2007 to date. Mid-cap stocks led the way followed closely by large-cap stocks; small-cap stocks trailed behind. Value stocks outpaced growth stocks across the capitalization spectrum. That said, all capitalizations and investment styles produced solid double-digit returns. Within the Russell 2000® Growth Index, industrials, consumer services and business services were the best performing sectors.

Our small-cap growth portion of the Fund produced positive double-digit absolute returns, but lagged the benchmark Russell 2000® Growth Index on a relative basis for the annual period. While sector allocation generally helped relative results, it was not enough to offset weakness in individual stock selection overall. In particular, stock selection in consumer services and technology detracted from relative performance. Within consumer services, negative sentiment toward the restaurant group dominated despite strong company fundamentals of several of the names in our portion of the Fund’s portfolio.

C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. With the economy displaying ongoing growth and corporate profits exceeding most expectations, value stocks outperformed growth stocks within the small-cap segment of the equity market for the annual period ended May 31, 2007. Within the Russell 2000® Value Index, the best performing sectors were consumer staples and basic industries, with returns of 47.6% and 39.7%, respectively. Other sectors with returns in excess of 20% included capital spending, energy, business services, consumer services, health care, and real estate investment trusts (REITs). The weakest sector was financial services with a return of 4.0%, due largely to worries about sub-prime mortgages and the impact they may have on the overall credit quality of banks.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Like the growth segment, our portion of the Fund produced positive double-digit absolute returns but underperformed its benchmark, the Russell 2000® Value Index. The Fund’s relative results were hurt by poor stock selection in basic industries, capital spending, consumer staples and consumer services, which more than outweighed the positive effects of strong stock selection in technology, financial services, utilities and health care. An underweighted position in REITs relative to the benchmark index also detracted from results, especially during the first half of the fiscal year.

Would you give us some company-specific examples?

M. Bassett: Aquantive, an Internet marketing firm, was the top performer for the period. We established a position in Aquantive in early 2007, and the stock proceeded to rise 151% by the end of May 2007, driven by its agreement to be acquired by Microsoft at a significant premium. Align Technology, maker of the Invisalign System for the treatment of misaligned teeth, was another strong performer, with its shares soaring more than 208% over the annual period. Align Technology’s advance was largely in response to a favorable settling of a patent infringement and non-compete lawsuit with the firm’s former CEO as well as to strong financial results. A strong contribution to relative results also came from Chipotle Mexican Grill, whose shares rose 48% since it was added to the Fund’s portfolio in late 2006. The restaurant chain continued to beat analysts’ earnings estimates.

Disappointments during the period included BJ’s Restaurants, which, despite strong same-store sales and positive operating results in a tough environment for restaurants, saw its share price fall more than 24% over the 12 months ended May 31, 2007. Though it was our portion of the Fund’s biggest detractor, we held the stock believing that BJ’s Restaurants continues to have strong growth prospects and solid financials. Another poor performer for our portion of Fund was biotech firm Telik, whose shares declined 66% for the fiscal year after reporting disappointing clinical trial results from its primary drug. This, along with evidence of an increasingly cautious FDA with respect to drug approval, led us to eliminate the Fund’s position in Telik, thereby reducing the overall event risk among biotechnology holdings within the Fund’s health care position.

Throughout the annual period, there were times when there seemed to be a disconnect between fundamentals and stock prices. We attempted to use these instances as buying opportunities to add high quality names to the portfolio. For example, only weeks after reporting solid third quarter earnings, Chipotle Mexican Grill saw its shares tumble. We were able to use this as an entry point and, as described above, the stock became one of the top contributors to performance. Similarly, fluctuating energy prices over the annual period provided entry points into several high quality names. Such a strategy enabled us to close the gap to the benchmark index in energy after years of having an underweighted position in the sector.

C. Beck: Several equities in our portion of the Fund made significant positive contributions to results during the annual period, with many share price gains based on earnings growth or merger and acquisition activity. We purchased Ohio Casualty, a property and casualty insurer, for our portion of the Fund in September 2006 and recently sold it when Liberty Mutual agreed to acquire the company at a price approximately 60% above our cost. Another strong performer for the Fund was Commscope, a company involved in, as it says, “connecting the last mile of the Internet.” Commscope’s shares gained 87% for the period, as its earnings significantly exceeded expectations and backlog for its products remained strong. Dollar Tree Stores was also a substantial contributor to the Fund’s relative results, returning 60% for the fiscal year based on solid earnings and better-than-expected same-store sales. Of course, there were also disappointments. Alpha Natural Resources was a poor performer for the Fund, as the cost of producing coal in central Appalachia rose throughout the year while the sales price for its product was simultaneously declining. We sold the Fund’s position in this stock late in the fiscal year. Another stock that detracted from relative results was BankUnited Financial. Fears of rising mortgage delinquencies and losses led this stock’s price to decline even in the face of rising earnings. We remained invested in BankUnited Financial and added to the Fund’s position in the stock toward the end of the period. We still believed in its fundamentals as the stock had been trading at book value.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

What strategies do you intend to pursue over the coming months?

M. Bassett: Looking ahead, all eyes will continue to be focused on inflation and economic growth data. As of the end of May, it looked as though inflation had been able to remain in check, while the U.S. economy continued to grow at a slow but healthy pace. At the same time, there were signs pointing to continued strong international growth, which may help lead the way as the U.S. cools off a bit. We intend to continue to use our fundamental, bottom-up investment process as we seek to find the companies that we believe are best poised to see superior earnings growth over the next couple of years.

C. Beck: At the end of May, our portion of the Fund maintained its underweighted positions in REITs and financial services relative to the benchmark index. We also maintained the Fund’s overweighted positions compared to the benchmark index in technology, health care, consumer services and economically-sensitive areas of the market. Our view is for the economy to stay relatively strong and merger and acquisition activity to remain robust for the next several months. Thus, we do not anticipate making any significant sector changes in our portion of the Fund over the near term, particularly if cash flows from corporations continue to be well above historical averages. As always, we intend to maintain a focus on companies with the ability to generate sustainable and consistent free cash flow.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
Capital Opportunities Fund		1 Year	5 Year	Since Inception (7/5/00)	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		14.33%	13.59%	4.89%	$13,904	1.51%	1.28%
Class A	at NAV	13.80%	13.03%	4.37%	$13,435	2.01%	1.78%
	at POP	8.41%	11.92%	3.63%	$12,795
Class C	without CDSC	13.27%	12.42%	3.82%	$12,955	2.51%	2.28%
	with CDSC	12.27%	12.42%	3.82%	$12,955
Russell 2000® Index		18.92%	13.06%	9.68%	$17,868

*	The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2006. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Capital Opportunities Fund against the Russell 2000® Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflects Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/5/00. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Portfolio Highlights (Unaudited)
On May 31, 2007, the Fund had net assets invested in these top 10 countries:
United Kingdom	23.5%
Japan	16.8%
France	9.9%
Switzerland	7.5%
Germany	7.4%
Netherlands	6.8%
Sweden	2.5%
Italy	2.3%
Belgium	2.1%
Austria	2.0%
Other	19.2%
100.0%

An interview with:

Peter Wright, William Lock and Team, Morgan Stanley Investment Management Limited

Richard Pell, Rudolph-Riad Younes and Team, Julius Baer Investment Management LLC

Portfolio Managers

How did you manage your portion of the Fund during the annual period?

Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to seek high quality businesses that we believe offer attractive investment opportunities at a substantial discount to their long-term “fair” value.

Our approach is stock specific and predominantly qualitative, concentrating on rigorous fundamental analysis. The resulting country and sector weights are a by-product of the bottom-up stock selection process.

Our portion of the Fund underperformed its benchmark index on a relative basis for the 12 months ended May 31, 2007. Stock selection in the financials and industrials sectors detracted most from our portion of the Fund’s relative results. Within financials, Japanese banks in general and the Fund’s holdings in particular disappointed. Within industrials, a lack of exposure to select “higher beta” capital goods stocks, or those stocks with a higher volatility than the equity market overall, hurt performance. We instead favored more defensive, less cyclical stocks.

On the positive side, a significantly overweighted allocation to and effective stock selection within the consumer staples sector helped our portion of the Fund’s relative performance. So, too, did strong stock selection in the materials sector. The Fund’s steel and building materials holdings performed particularly well.

Julius Baer: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets. In our portion of the Fund, investments are directed toward mid- to larger-capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets.

For the 12 months ended May 31, 2007, our portion of the Fund outperformed the MSCI All-Country World Free ex-U.S. Index. Such outperformance was driven primarily by effective individual stock selection and allocation decisions within the emerging equity markets. Holdings in Poland, India, Russia and Cyprus performed particularly well. Stock selection in the U.K. also contributed positively to relative results.

From a sector perspective, stock selection within financials was a top contributor to Fund results, largely due to several bank holdings in India, central and eastern Europe and Russia. Italian banks also performed well, boosted by ongoing merger and acquisition activity within the sector. An underweighted allocation to the energy sector also helped as did stock selection within telecommunications services.

These positive contributors more than offset the detracting effects of our portion of the Fund’s underweighted position in the strongly-performing Brazilian equity market and poor stock selection in Japan and Hong Kong. Stock selection in the materials sector also negatively impacted results as did an underweighted position in the strongly-performing Spanish utilities sector. Further, holding a modest position in cash equivalents during the 12-month period hurt results amid a strong environment for international equities.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Would you give us some company-specific examples?

Morgan Stanley: The best performers in our portion of the Fund during the period were the U.K.’s Imperial Tobacco, the U.K.’s Cadbury Schweppes and Germany’s Porsche. Imperial Tobacco and Cadbury Schweppes were strong, as the consumer staples sector overall benefited from robust corporate activity and heightened takeover speculation. Another strong performer for the Fund within consumer staples included the U.K.’s British American Tobacco. Porsche’s share price rose on strong sales following a successful new product launch last year and high margins during the period. In materials, the U.K.’s Hanson was a strong performer, driven by the receipt of a takeover offer from Heidelberger Cement. In contrast, the worst performers in our portion of the Fund during the period were Japan’s Shinsei Bank and Sega Sammy Holdings and Switzerland’s UBS. Recent changes to government regulations negatively impacted the two Japanese stocks. UBS’ performance suffered from continuing internal investment costs and the unsuccessful Dillon Read Capital Management venture.

Over the annual period, we eliminated select Fund positions in the energy, financial and information technology sectors when they reached the fair value targets we had set for them. We also reduced some positions in the consumer discretionary and industrials sectors, as they approached fair value targets. We exited one information technology position where we were concerned about increased competition. Conversely, we added to one of the Fund’s financials sector positions, as the price weakened but we continued to like its fundamentals. We also added to a Fund position in a U.K.-based utility company, based on the ongoing demand for gas and on the strong pricing environment for incumbent electricity companies in the U.K. Primarily due to market appreciation, our portion of the Fund’s allocation to consumer staples increased. During the fourth quarter of 2006, we began increasing the Fund’s exposure to Japanese stocks.

As of May 31, 2007, our portion of the Fund was significantly overweighted relative to its benchmark index in consumer staples and materials. On the same date, the Fund had underweighted allocations compared to its benchmark index to telecommunications services, health care, industrials and financials. Our portion of the Fund was virtually market-weighted in energy, information technology, utilities and consumer discretionary.

Julius Baer: Within Poland, an overweighted allocation to and a focus on banks supported our portion of the Fund’s results. PKO Bank Polski, Poland’s largest bank, as well as Bank Pekao and Bank BPH, the Polish units of UniCredit SpA being merged to create the country’s largest lender, were top performers for our portion of the Fund during the period. Bank Zachodni WBK, the Polish unit of Allied Irish Banks, was also a solid performer. In Russia, a position in the nation’s largest bank, OAO Sberbank, helped the Fund’s relative performance.

In continental Europe, we continued to focus on transportation infrastructure, particularly airports. Aeroports de Paris, which operates the French capital’s Charles de Gaulle and Orly airports, was a strong performer. Shares of the world’s top cement companies, France’s Lafarge and Switzerland’s Holcim, produced strong results as well. Higher demand for luxury goods had a positive impact on such holdings as Swatch Group and Cie Financiere Richemont, both of Switzerland.

Detracting from results were positions in Melco International Development and Shun Tak Holdings. Both of these Hong Kong companies are involved in the fast-growing real estate market in Macau and both experienced profit-taking over the period. Shares of Mitsubishi UFJ Financial Group and Mizuho Financial Group, Japan’s two biggest banks, both declined amid growing concerns over profit margins. South Korea’s Samsung Electronics, the world’s second-largest chip maker, disappointed due to general concerns for semiconductor-related stocks.

What strategies do you intend to pursue over the coming months?

Morgan Stanley: The Japanese market has been the worst-performing developed market since peaking in early May 2006, especially when one excludes steel, real estate and shipping, which have each performed well. Sentiment has turned quite negative, as economic data, particularly wage growth and consumer inflation, have disappointed, thereby dampening expectations for interest rate increases by the Bank of Japan. Just as expectations

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

became excessively optimistic in the latter part of 2005 when the Japanese market rocketed 66% in eight months, we believe expectations have now become excessively pessimistic. Indeed, we see potential for positive surprise in three areas.

•

Company Earnings — The reporting period for the nation’s March 2007 fiscal year concluded with the TSE1 (Tokyo Stock Exchange 1st sector) reporting robust revenue growth of 8.6% and an increase in recurring operating profit for the year of 10.4%. While company forecasts for the March 2008 fiscal year are notably lower, we expect these projections to prove conservative, particularly if yen weakness persists.

•

Inflation — Official consumer price index statistics belie, in our view, increasing pricing power among companies, the strong reflation in real estate prices, and a tightening labor market. Also, several examples of consumers’ willingness to trade up to premium products serve as a clear indicator, we believe, of greater consumer confidence and higher disposable incomes.

•

Dividends — After facing intense pressure from foreign investors over the last several years, Japanese companies are finally responding by increasing dividend payout ratios and share buybacks. With corporate balance sheets generally underleveraged after years of repaying debt and an increased focus on capital efficiency by managements, we believe there is plenty of room for a further increase in dividend payouts and return of accumulated cash balances to shareholders independent of changes in operating profits.

In a world where equity prices are generally looking fully extended, Japan stands out to us as offering reasonable absolute and relative value at the stock level in a currency that is significantly undervalued on most measures.

Economically-sensitive sectors make up the majority of the Fund’s benchmark index and are simply not pricing in any risk of a slowdown. Our portion of the Fund has approximately half of its net assets in these sectors, but it is generally concentrated in cheaper, more reliable free cash generators.

As always, there is a chance that a new paradigm, created by a concoction of the industrialization of the emerging East, globalization and technology has eliminated the cycle and created a step change in corporate wealth. However, even if this were a position we agreed with, it is not a bet that we believe investors are adequately rewarded for taking at these lofty valuation levels. We believe more than ever that conserving capital through downside protection and solid compounding will be the way to add value as this market cycle reverts to more historical average returns.

Julius Baer: We maintain our focus on the potential long-term growth opportunities within eastern and central Europe. We view the region as having made significant improvements on many fronts, encouraged by the prospect of European Union (EU) membership and possible inclusion in the Eurozone. From a policy risk perspective, several of the twelve emerging markets that joined the EU since May 2004 differ little in our view from many of their developed EU counterparts. Structurally, these countries have also been quite successful in encouraging domestic demand, making them less susceptible to a slowdown elsewhere in the global economy. We remain particularly drawn to many of the banks in the region, given increasing demand for financial products from a growing middle class.

We believe continental European markets remain attractive amid a wave of structural change in the corporate environment. Globalization is finally being perceived as a real challenge to companies, particularly in France, Germany and Italy, and many companies in these nations are taking steps to improve productivity. Germany in particular is demonstrating improved corporate management, and we maintain our focus there on banking, retailing and real estate-related companies. Overall, valuations in continental Europe remain comparatively attractive, and we anticipate corporate earnings to advance more quickly in Europe than in other developed markets.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

We have maintained the Fund’s underweighted allocation to the United Kingdom. Companies in the U.K. have improved corporate profitability, but this is a process which may be coming to an end. Also, we believe U.K. consumers may have reached a point where it will be difficult to rely on them to continue to spend more and keep the nation’s economy moving forward. We also have maintained the Fund’s underweighted exposure to Japan, which still poses valuation and corporate governance concerns. Further, we believe the Japanese market remains vulnerable to global imbalances, especially in the U.S., given its heavy reliance on exports. Similarly, we maintained the Fund’s underweighted exposure to China, given our concerns over corporate governance issues and the market’s vulnerability should there be a global economic slowdown.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
International Equity Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		24.94%	15.24%	9.21%	$24,137	1.52%	1.28%
Class A	at NAV	24.28%	14.66%	8.67%	$22,964	2.02%	1.78%
	at POP	18.37%	13.56%	8.14%	$21,869
Class C	without CDSC	23.67%	14.10%	8.13%	$21,848	2.52%	2.28%
	with CDSC	22.67%	14.10%	8.13%	$21,848
MSCI All Country World Free ex-U.S. Index		28.92%	18.67%	9.07%	$25,899

*	The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2006. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the International Equity Fund against the MSCI All Country World Free ex-U.S. Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflects Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/2/93. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing is subject to certain risks, such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Portfolio Highlights (Unaudited)
On May 31, 2007, the Fund had net assets invested in a diversified portfolio of:
Retail	31.6%
Office Properties	17.2%
Residential	16.7%
Hotel	10.4%
Warehouse/Industrial	6.4%
Diversified	5.7%
Storage	4.9%
Health Care	3.6%
Mortgage	2.3%
Financial Services	0.9%
Other	0.3%
100.0%

An interview with David Ferguson and Team, Mercantile Capital

Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 7% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by property sub-sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance and a well-defined business plan. We are particularly interested in finding companies with the ability to grow both their earnings and dividends at a rate above the sector average.

REITs posted strong results over the 12 months ended May 31, 2007. Indeed, the FTSE NAREIT Equity REIT Index (the Index) produced a total return of 30.23% for the annual period, marking a record seventh straight year of outperformance relative to the broader equity market. That said, REITs were actually rather volatile during the annual period, experiencing several moderate corrections followed by rapid rebounds. Still, the general direction for the sector was higher, and the Index never fell below its May 31, 2006 level as the fiscal year progressed.

There were several factors supporting the overall strong performance of REITs. First was the steady decline in U.S. Treasury yields through the first half of the fiscal year. The 10-year Treasury yield peaked at 5.25% on June 28 and then fell to a low of 4.43% on December 4. As rates started to move higher toward the end of December, REITs began to sell off but were subsequently reinvigorated by merger and acquisition activity. As underlying real estate fundamentals remained strong and capital flows to the real estate sector by private equity investors grew, both demand for real estate investment by institutional investors and merger and acquisition activity among REITs surged. During the fiscal year, there were 34 real estate deals valued at a total of $92 billion announced, including deals involving large REITs such as the acquisition of Equity Office Properties (EOP) for $24 billion and of Archstone Smith for $15 billion. REITs as a whole initially spiked on the announcement of the EOP deal in November and then soared to their high of the annual period on February 7th when a bidding war for control of EOP broke out between a private buyer, Blackstone, and a public REIT, Vornado. Since that February peak, REITs have trended downward on profit-taking and concerns that higher interest rates and increased debt spreads would drive property values lower. The late May Archstone Smith bid caused an 8% rally in REIT shares going into the last days of the Fund’s fiscal year.

The Fund produced robust double-digit absolute returns, but modestly underperformed its benchmark, the NAREIT Equity REIT Index, for the 12 months ended May 31, 2007. Much of the underperformance was attributable to underweighted positions in REITs that had generally lagged but that saw large price spikes on takeover bids. Of the 34 real estate deals announced since May 2006, the Fund had positions in only three of them. On the positive side, the Fund benefited from strong performance in some of its overweighted office and retail REIT positions. From a sub-sector perspective, the Fund maintained overweighted positions in office, mall, shopping center and lodging holdings and underweighted exposure to health care and homebuilder properties during the annual period. We moved from an overweighted to an underweighted position in apartments during the period. The Fund’s positioning in offices, malls, shopping centers, apartments and homebuilders boosted its relative results. However, the Fund’s positioning in the strongly-performing health care and the lagging lodging sub-sectors detracted somewhat.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Would you give us some company-specific examples?

Among those holdings in the office and retail sectors that performed well for the Fund were SL Green Realty, a focused midtown Manhattan office REIT; Digital Realty Trust, a specialty office REIT that focuses on corporate data centers and Internet hubs; Taubman Centers, a high-end mall owner; and Tanger Factory Outlet Centers, an outlet center owner. The Fund also benefited from strong performance in some health care and specialty names, such as Omega Healthcare Investors and movie theater owner Entertainment Properties.

Even most of the Fund’s poor performers relative to the Index produced positive returns for the annual period. These included BioMed Realty Trust, an owner of medical research lab space that made several large acquisitions during the period funded by additional equity. Another relatively weak performer was apartment REIT Camden Property Trust, which was one of the Fund’s top performers last fiscal year but which suffered during this period from concerns about slowing rent growth in apartments. Homebuilder Ryland Group lost ground, but the Fund had less than 1% of its net assets invested in this company.

During the annual period, we increased the Fund’s relative weightings in the office, mall, specialty and mortgage sub-sectors. We increased positions in longer-duration office and mall names because the high rents driven by current positive supply versus demand trends should be locked in for several years. In the specialty sector, we found some attractively valued growth names. We sought to take advantage of the recent sell-off in mortgage names to buy some attractive yield plays. Conversely, we decreased the Fund’s relative exposure to the apartment, lodging and industrial sub-sectors. We moved away from the shorter-duration lease sectors — hotels and apartments — to try and protect the portfolio against any slowing in the U.S. economy.

Given ongoing merger and acquisition activity, we expanded the total number of holdings in the Fund’s portfolio from 47 to 54 names in an effort to capture the potential benefit in some likely take-out candidates. In so doing, we added 12 new names to the portfolio and eliminated five. Two names — Equity Office Properties and Reckson Associates — were eliminated because they were bought out. Among those names added to the portfolio during the fiscal year were high-yielding mortgage REITs Anthracite Capital and CBRE Realty Finance.

What strategies do you intend to pursue over the coming months?

In our view, REITs remain an attractive alternative to bonds and stocks, and we expect property level fundamentals to continue to improve over the near term. At the same time, however, our greatest concern is that weakness in share prices seen just after the close of the fiscal year is accurately forecasting that higher interest rates will put pressure on real estate pricing and cause REIT valuations to fall as multiple premiums contract.

We do not anticipate making any significant changes in our strategy over the near term. That said, we will likely continue to trim hotel and apartment exposure on strength and redeploy proceeds into the office, retail and health care sub-sectors. We continue to favor higher quality growth names and look for quality relative valuation names that may make attractive buy-out targets for private equity. As always, we plan to continue to pursue a strategy of diversifying by property type, geography and company with an emphasis on stable or improving fundamentals.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
Diversified Real Estate Fund		1 Year	5 Year	Since Inception (8/1/97)	Final Value of $10,000 Investment*	Expense Ratio**
Institutional Class		28.51%	20.73%	14.52%	$37,904	1.02%
Class A	at NAV	27.88%	20.15%	13.95%	$36,113	1.52%
	at POP	21.78%	18.98%	13.39%	$34,393
Class C	without CDSC	27.26%	19.56%	13.39%	$34,404	2.02%
	with CDSC	26.26%	19.56%	13.39%	$34,404
FTSE NAREIT Equity REIT Index		30.23%	21.56%	14.14%	$36,721

*	The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2006. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Diversified Real Estate Fund against the NAREIT Equity Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflects Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 8/1/97. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Portfolio Highlights (Unaudited)
On May 31, 2007, the Limited Maturity Bond Fund had net assets invested in a diversified portfolio of:
Corporate Bonds	38.3%
U.S. Government Agency Securities	28.8%
Foreign Bonds	12.1%
U.S. Treasury Obligations	9.5%
Asset Backed Securities	6.3%
Commercial Mortgage Backed Securities	3.4%
Money Market Funds	1.1%
Other	0.5%
100.0%
Portfolio Highlights (Unaudited)
On May 31, 2007, the Total Return Bond Fund had net assets invested in a diversified portfolio of:
U.S. Government Agency Securities	55.5%
Corporate Bonds	22.4%
Commercial Mortgage Backed Securities	9.0%
U.S. Treasury Obligations	7.6%
Foreign Bonds	4.0%
Money Market Funds	1.0%
Other	0.5%
100.0%

An interview with Brian Gevry, David Dirk, Deborah Winch and Team

Boyd Watterson Asset Management, LLC.

Portfolio Managers

What factors affected the taxable bond market during the annual period?

The annual period was characterized by slowing economic growth, divergent trends in inflation measures, a hiatus in the Federal Reserve Board’s (the Fed’s) multi-year tightening campaign and marginally lower interest rates. Specifically, growth in Gross Domestic Product (GDP) hit a low of only 0.6% in the first quarter of 2007, bringing its year-over-year rate to a cyclical low of 2.1%. Inflation, as measured by the headline Consumer Price Index (CPI), rose sharply to 2.7% year-over-year as both food and energy prices continued their ascent, while the core CPI (excluding food and energy) fell from its multi-year high of 2.9% to a more benign 2.2% by period’s end.

In terms of interest rates, the annual period witnessed almost a complete round trip. During the first half, yields fell significantly across the Treasury coupon curve as evidence of slower growth, lower core inflation and an accordant Fed policy easing were increasingly priced into the fixed income markets. However in the period’s latter half, anticipation of a rebound in domestic growth, coupled with continued headline inflationary pressures, led to a re-appraisal of Fed policy. As expectations for monetary policy moved to one of stability, Treasury rates reversed a substantial portion of their decline and finished the annual period down only slightly. Yields on the two-year Treasury finished at 4.91%, down 0.12% over the period, while the yield on the ten-year Treasury fell by a slightly larger 0.23% to end at 4.89%.

An important theme of the annual period was the increasing impact of globalization on the U.S. economy and financial markets. In particular, while the U.S. was experiencing its slowest growth in numerous years, the rest of the world was enjoying the longest, strongest and most synchronous expansion in decades. One important implication of this heightened world demand was evidenced in the continued elevated prices for many commodities, especially energy. These inflationary pressures in commodities, coupled with rising unit labor costs, certainly caught the attention of global central bankers. Although the Fed finally paused in its tightening campaign, short-term rates were increased, some numerous times, by monetary authorities in Canada, Europe, the U.K., Australia, New Zealand, South Korea, China, India and Brazil.

These global issues had a significant impact on domestic interest rates and sector spreads during the period. Though domestic conditions (e.g., the ongoing housing decline) may have seemingly argued for an easing of monetary policy, the opposite actions of global central banks, the resulting yield differentials and the potential impact on an ever weaker U.S. dollar certainly gave the Fed pause in regards to any possible rate decline. This kept U.S. short-term interest rates elevated. On the other hand, the impact of global capital flows and especially the recycling of the U.S.’ enormous current account deficit led to continued strong foreign buying of U.S. debt, especially in the longer maturities. This helped to keep U.S. long-term rates relatively low, resulting in higher returns for longer maturities. Such foreign buying, coupled with relatively low volatility and continued strong

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

credit performance, also helped virtually all spread sectors, or non-Treasury sectors of the fixed income market, to outperform their Treasury counterparts for the period. This included residential and commercial mortgage-backed securities and investment-grade corporate bonds. The highest returns were seen in the high-yield corporate bond arena, where corporate defaults fell to multi-year lows, and in the emerging market debt sector.

How did you manage the taxable bond funds during the annual period?

Our fixed income investment approach focuses on moderate duration adjustments to increase yield or protect principal in anticipation of interest rate movements. Additional opportunities for relative return may be pursued through yield curve positioning, sector allocation and/or security selection.

Limited Maturity Bond Fund’s goal is to seek as high a level of current income as is consistent with protection of capital. The Fund seeks to maintain an average weighted maturity of between one and five years. Total Return Bond Fund’s goal is to seek as high a level of income as is consistent with relative protection of capital. Subject to this objective, the total rate of return is considered in managing the Fund. The Fund generally maintains an average weighted maturity of between four and 15 years.

For the annual period ended May 31, 2007, both Limited Maturity Bond Fund and Total Return Bond Fund modestly underperformed their respective benchmarks, the Merrill Lynch U.S. Corporate & Government 1-5 Year Index and the Lehman Brothers Aggregate Bond Index. Each Fund was defensively positioned during the period’s first half, with durations kept shorter than their respective benchmark indices. This hampered their relative performance, as interest rates fell over this time frame. On the other hand, both Funds’ relative performance was positively enhanced over the entire period through an emphasis on generating income by overweighting non-Treasury fixed income sectors, which performed relatively well.

In both Funds, we lengthened durations to neutral relative to their respective benchmarks during the period’s latter half. Total Return Bond Fund maintained its “bulleted” yield curve posture, with relative emphasis on 3-10 year maturities, which should benefit relative performance when the Treasury yield curve becomes steeper.

Would you give us more specific examples?

In both Funds, we increased relative portfolio yields while maintaining and/or raising overall credit quality through our sector positioning. In Limited Maturity Bond Fund, we increased its weightings in agency mortgage-backed securities as well as AAA-rated commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) through the sale of Treasuries and government agency securities. In Total Return Bond Fund, larger positions in both agency mortgage-backed securities as well as AAA-rated CMBS were added at the expense of lower rated, often lower yielding corporate bonds.

In both Funds, we maintained their overall position in higher quality, high-yield corporate and emerging market debt. In general, we remained relatively defensive in these sectors, as credit spreads declined to near record lows, based on strong fundamentals and seemingly endless liquidity.

What strategies do you intend to pursue over the coming months?

Given the positive impetus from continued global growth, we note that while the U.S. economy has certainly slowed, we also believe that we have seen the low. Our view is for stronger, though still only at-to-below-trend, rates of growth for the U.S. in the latter half of 2007. Our view for inflation is, like the Fed’s, one of a relatively quiescent pace, though we agree the risks seem tilted to the upside as pressures from higher costs continue to accrue. Actual growth and inflation will obviously weigh heavily on a “data dependent” Fed, which after 17 hikes over two-plus years has now paused for nearly a year. We believe the Fed will likely remain on hold at 5.25% for the near future and possibly into early 2008.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Ultimately, the direction of the Treasury market will likely be determined by inflation (or the lack thereof) and the accordant response (or the lack thereof) of global monetary authorities. If price pressures remain or intensify, look for global short rates to continue their recent ascent, led by additional central bank tightening. Though the Fed may not rejoin the hiking campaign, it is unlikely the U.S. central bank would be able to ease into it. In such an environment, longer maturities could fall if the market felt that policy was being tightened sufficiently. Conversely, such rates could rise if the bond vigilantes are reborn and demand higher inflation risk premiums. On the other hand, if global price pressures were to slow, it is quite likely that both short rates here and long rates globally would decline — the only question would be the amount.

Given our fundamental view, we believe the 10-year bond yield has established a new, marginally higher range of approximately 4.75%-5.25%. In this environment, we will likely add to the Fund’s relative duration as rates approach the top end, while lowering it when rates near the lower band. For now, with the 10-year Treasury at 4.89%, we are maintaining a duration neutral posture in the Funds. In terms of the yield curve, the Funds remain positioned for a steeper curve. If growth and inflation were to slow, a Fed easing would likely steepen the curve, whereas any growth/inflation scare would likely weigh relatively more heavily on the overbought long end, especially if foreign flows were to diminish.

In terms of sectors, we maintained overweighted positions in spread, or non-Treasury, products in both Funds. In particular, the Funds had larger relative positions in high quality residential and commercial mortgage-backed securities at the expense of Treasuries and government agencies. We appreciate not only the credit quality of these sectors, but also their relatively high yields and return potential based on low interest rate volatility and strong fundamentals, especially in the CMBS market. We have continued to reduce the Funds’ overall exposure to corporate bonds to one of neutrality versus their respective benchmarks. Fundamentals can hardly be expected to stay the same much less improve, but most credit spreads were priced at the end of the period for such fundamental perfection to continue. While we continue to look to enhance performance through security selection within the credit arena, we note that the risk/return trade-offs have worsened in the high-yield corporate and emerging markets.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
Limited Maturity Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		5.08%	3.02%	4.54%	$15,584	0.60%	0.53%
Class A	at NAV	4.55%	2.51%	4.02%	$14,830	1.10%	1.03%
	at POP	0.07%	1.62%	3.57%	$14,197
Class C	without CDSC	4.03%	1.98%	3.49%	$14,094	1.60%	1.53%
	with CDSC	3.03%	1.98%	3.49%	$14,094
Merrill Lynch 1-5 Year Corp/Gov Index		5.40%	3.63%	5.27%	$16,714

*	The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2006. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

See additional information related to the Fund’s performance on page 33.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
Total Return Bond Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		6.22%	4.28%	5.09%	$15,828	0.60%	0.53%
Class A	at NAV	5.68%	3.75%	4.56%	$15,111	1.10%	1.03%
	at POP	1.19%	2.85%	4.08%	$14,474
Class C	without CDSC	5.26%	3.24%	4.05%	$14,436	1.60%	1.53%
	with CDSC	4.26%	3.24%	4.05%	$14,436
Lehman Aggregate Bond Index		6.65%	4.73%	6.17%	$16,710

*	The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2006. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graphs and tables above illustrate the total return of the Limited Maturity Bond Fund against Merrill Lynch 1-5 Year Corp/Govt Bond Index and the total return of the Total Return Bond Fund against Lehman Aggregate Bond Index. The Indices have an inherent performance advantage over the Funds since they impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares of the Limited Maturity and Total Return Bond Funds is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflects Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/14/91 for the Limited Maturity Bond Fund and 3/1/98 for the Total Return Bond Fund. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25% for the Limited Maturity and Total Return Bond Funds. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

Portfolio Highlights (Unaudited)
On May 31, 2007, the Maryland Tax-Exempt Bond Fund had net assets invested in Municipal Bonds of:
Maryland	87.3%
Puerto Rico	4.5%
Money Market Funds	4.1%
District of Columbia	2.9%
Other	1.2%
100.0%
Portfolio Highlights (Unaudited)
On May 31, 2007, the net assets of the Tax-Exempt Limited Maturity Bond Fund were diversified into the following states (only the top 10 are listed):
Florida	14.3%
New Jersey	11.4%
Pennsylvania	8.7%
Maryland	7.7%
Massachusetts	7.3%
New York	7.1%
Virginia	7.1%
South Carolina	6.1%
North Carolina	5.3%
Oregon	5.2%
Other	19.8%
100.0%
Portfolio Highlights (Unaudited)
On May 31, 2007, the net assets of the National Tax-Exempt Bond Fund were diversified into the following states (only the top 10 are listed):
California	9.6%
Pennsylvania	8.2%
Virginia	7.6%
Colorado	6.2%
New York	6.1%
Florida	5.9%
New Jersey	5.3%
Michigan	5.3%
Maryland	5.2%
Georgia	4.8%
Other	35.8%
100.0%

An interview with Ronald M. Shostek, Amy Heiser and Team

Mercantile Capital Advisors, Inc.

Portfolio Managers

What factors affected the tax-exempt bond markets during the annual period?

Changing expectations of future Federal Reserve Board (the Fed) policy and of the relative strength or weakness of economic growth had the greatest effect on the tax-exempt bond markets during the annual period. The Fed raised interest rates by 0.25% on June 29, 2006, bringing the targeted federal funds rate to 5.25%. Following this 17th consecutive rate hike, the Fed has since kept interest rates steady. Further out on the yield curve, yields were a bit more volatile. After peaking at 5.25% in late June, the 10-year U.S. Treasury rallied to 4.42% at the beginning of December. Yields then rose quickly, hitting 4.90% at the end of January, whipsawed lower to 4.50% at the end of March, and then sold off back to 4.90% at the end of May. The July through December rally as well as the shorter February/March one was based on a decelerating economy, a slowing housing market, slackening consumer spending despite lower gasoline and oil prices, moribund job growth, and expectations of continued moderation of inflation. The market started to price in that the next Fed move would be an easing of monetary policy. The sell-offs in December/January and April/May came as a result of economic data that pointed in the opposite direction as just mentioned, with the markets pricing out any chance of a Fed easing in the near future.

As for the rest of the yield curve, the two-year Treasury started June near 5.00%, peaked in late June at 5.28%, reached nearly 4.50% in both December and March before ending up at 4.92% at the end of May. In similar fashion, the 30-year Treasury moved from 5.20% at the beginning of June, peaked at 5.28% in late June and then moved to lows of 4.54% in December and then 4.61% in March before ending May at 5.01%. All told, then, the Treasury yield curve remained flat in rather parallel fashion over the annual period.

The tax-exempt yield curve, which historically remains steeper than its taxable counterparts, flattened further during the annual period. Yields on the two-year AAA-rated municipal bond moved from 3.73% in June 2006 to 3.45% on November 30 before ending the period at 3.68% on May 31, 2007. The yield on the 10-year AAA-rate municipal bond went from 4.14% in June 2006 to 3.56% at the end of November and then moved to 3.91% at the end of May 2007, and the yield on the 30-year AAA-rated municipal bond moved from 4.63% in June 2006 down to 3.91% at the end of November and then back to 4.25% as of May 31, 2007.

Issuance of municipal bonds was $382.6 billion in 2006, 6% below 2005’s record level of $408 billion. In 2007 through May, issuance was

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

$174 billion, up from $134 billion over the same period last year and on pace to break the 2005 record. Such 2007 issuance has been led by an increase in refunding issues. Demand for municipal bonds from leveraged investors, such as hedge funds and closed-end municipal bond funds, dropped off through the annual period, as a flattening yield curve and rising funding costs made the purchase of long-term municipal bonds less attractive. Demand from retail investors was spotty, given the flattening of the yield curve, with floating rate securities yielding more than seven-to-eight year maturities. Still, mutual fund inflows remained strong, although most of the inflows went into high yield municipal bond funds, as investors chased yield. Demand for floaters, or instruments with a variable interest rate, was solid. Still, supply remained sizable due to relatively low yields, issuers selling floating rate debt and using an interest rate swap1 to reduce their costs, and tender option bond programs2 growing in size and funding themselves in the floater market. Property & casualty insurers remained solid buyers in the intermediate segment of the yield curve, as their profitability remained robust. During the annual period, Maryland’s fixed issuance was more than $5.0 billion, which was higher than usual. As a result, Maryland bonds cheapened from historically tight credit spreads over the fiscal year. Maryland’s retail demand for municipal bonds remained steady, as floating rate securities and equities were strong competitors for investors’ dollars.

Credit ratings within the tax-exempt bond market generally remained stable to improving, as a relatively steady though slowing economy kept tax and/or cash flows to issuers rather solid. Exceptions included issuers in areas where the auto industry is dominant, such as Michigan, which was downgraded. Maryland’s Aaa rating remained unchanged by Moody’s and Standard & Poor’s, although its tax revenues have been below projections in part due to the slowing housing market. Nearly all of Maryland’s local issuers’ ratings also remained stable during the 12-month period.

How did you manage the tax-exempt bond funds during the annual period?

We kept each of the tax-exempt bond funds defensively positioned at the start of the annual period, with duration short relative to their respective benchmark indices. Each of the three Funds also had something of a “barbell structure,” whereby they had overweighted positions in cash and cash equivalents and in longer maturity bonds and an underweighted position in intermediate maturity bonds. Premium coupon bonds, while still predominant, were complimented with par coupon bonds in Tax-Exempt Limited Maturity Bond Fund and with discount coupon bonds in National Tax-Exempt Bond Fund and Maryland Tax-Exempt Bond Fund. Through these lower coupon bonds, we were able to add yield for the funds. The average coupon still remained above 5% in all three funds.

As yields fell throughout the summer and fall, and the tax-exempt yield curve flattened, we sold bonds in the 3-year to 5-year segment of the yield curve in all three Funds, and we purchased longer-maturity bonds and floating rate securities that in combination had a neutral effect on duration. We carried out this strategy in anticipation that the tax-exempt yield curve would continue to flatten.

The “kicker” structure we had employed in each of the three portfolios, whereby large-coupon bonds were priced to a call date usually much sooner than the stated maturity, was less prevalent as were the funds’ holdings in prerefunded bonds.3 Indeed, we sold some prerefunded bonds during the period as well as a few discount coupon

[1]

An interest rate swap is a contract between two parties resulting in an agreement to swap the income streams from two different sources. Swaps are considered derivatives, or investments whose value is derived from that of one or more securities, indexes, currencies, or other reference data.

[2]

Tender option bond programs are programs in which investors effectively earn the fixed rates on long term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as the “carry trade.”

[3]

Prerefunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the prerefunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometimes significantly.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

bonds that had rallied and become either par or slightly premium bonds. We replaced these holdings with larger premium and noncallable bonds.

After yields rose and the yield curve steepened in December and January, we gradually extended the duration of each of the funds to their current position of being essentially neutral to their respective benchmark index. We purchased a couple of hospital bonds for National Tax-Exempt Bond Fund and Maryland Tax-Exempt Bond Fund. We bought some specialty state bonds, issued by California and Virginia, for National Tax-Exempt Bond Fund and Tax-Exempt Limited Maturity Bond Fund. We maintained each of the funds’ “barbell structure.”

The portfolios’ credit quality, as always, remained high. As of May 31, 2007, each portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. Given our focus on high credit quality, there was actually little difference in yield spreads between sectors during the period. Thus, our bond selection more heavily emphasized maturity and bond structure. In all, each of the three Funds modestly lagged its respective benchmark index for the annual period.

Would you give us more specific examples of what helped and hurt each of the tax-exempt bond funds?

The “barbell structuring” of the portfolios added relative value to each of the funds, as the tax-exempt bond yield curve flattened. Also on the positive side, the funds’ premium coupon bonds benefited performance from an income standpoint, and the remaining “kicker” structure left in the portfolios provided a yield benefit, as did the discount coupon bonds. From a price standpoint, each structure offset each other. “Kickers” performed better in a rising rate environment, while the discount coupon bonds performed better with falling interest rates. A few bonds in the portfolios were prerefunded during these 12 months, which further boosted the funds from a price perspective. Maintaining underweighted positions in prerefunded bonds added to relative results, as these bonds underperformed due to the continued preponderance of prerefunded bonds during the period. Finally, having added hospital bonds to National Tax-Exempt Bond Fund and Maryland Tax-Exempt Bond Fund helped performance at the margin.

These positives were not enough to offset the detracting effect of having a relatively short duration through January, as tax-exempt yields fell over those months. (As mentioned earlier, the Funds maintained a more neutral duration position from February through May.) The steepening of the tax-exempt yield curve in December and January and then from March through May also handicapped performance. The conservative nature of the Funds and their higher credit quality portfolios also detracted somewhat from their annual results, as lower quality bonds outperformed higher quality bonds during the period. Furthermore, Maryland bonds lagged the general market due to the large amount of issuance in the state.

What strategies do you intend to pursue over the coming months?

The language in the statements released by the Fed after each meeting has remained fairly close in substance —more risk to inflation increasing than to an economic slowdown, although expectations are for the economy to moderate, which, in turn, should keep inflation from moving very much higher. Speeches by Fed governors and Chairman Bernanke have emphasized that any future interest rate moves are “data dependent.” As a result, at the end of May, there remained two schools of thought over the Fed’s next move — one group believing the Fed will eventually restart raising rates and the other stating that the next Fed move will be an ease. In our view, the real uncertainty is over the timing of the first move, which is most dependent upon an increase in the unemployment rate. As of May 31, 2007, the federal funds futures market has priced in only a 30% chance of a 25 basis point interest rate cut by the end of 2007 versus a 100% chance just one month prior. Fed governors continue to mention inflation concerns.

When we look across the current landscape of the economy, we see a slightly different story. Gross domestic product (GDP) data has already pointed to a slowdown in the economy. A weak housing market, lukewarm retail

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

sales and slow job growth offer corroborating evidence. With nearly all inflation data having moderated over the past few months, the Fed’s concerns over inflation creeping higher appear to be overdone. In our view, concerns over higher gasoline prices should focus on how these prices are acting as a tax, cutting into discretionary spending, not how they factor into the volatile headline inflation numbers. While no action by the Fed is likely through August, if the data continues to trend in a similar manner of the past few months, we believe a 0.25% cut in the targeted federal funds rate may come as early as the Fed’s September 18th meeting. Of course, a reacceleration of the economy would throw this timetable off, but, in our view, would most likely not result in the resumption of Fed tightening. Only a combination of a revitalized economy and increased inflation may cause the Fed to move back into a tightening mode. Given this view and less than favorable supply/demand dynamics, we believe municipal bonds may slightly lag U.S. Treasuries over the coming months.

As of May 31, the funds’ duration was nearly neutral to their respective benchmarks, with a tilt toward “barbell” portfolio structures. We are looking for an opportunity in the market to lengthen duration and adjust the portfolios’ structures to a more laddered tilt. At the same time, we will not hesitate to adjust positioning if the timing of a shift in Fed policy and/or the economic and inflationary picture changes.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
Maryland Tax- Exempt Bond Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		3.83%	3.01%	4.32%	$15,259	0.82%	0.53%
Class A	at NAV	3.32%	2.50%	3.80%	$14,518	1.32%	1.03%
	at POP	-1.09%	1.61%	3.35%	$13,902
Class C	without CDSC	2.80%	1.98%	3.28%	$13,810	1.82%	1.53%
	with CDSC	1.80%	1.98%	3.28%	$13,810
Lehman Quality Intermediate Index		4.05%	3.86%	4.87%	$16,087

* The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.

** For the period ended May 31, 2006. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

See additional information related to the Fund’s performance on page 40.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
Tax-Exempt Limited Maturity Bond Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		3.05%	2.03%	3.18%	$13,361	0.76%	0.53%
Class A	at NAV	2.64%	1.54%	2.68%	$12,771	1.26%	1.03%
	at POP	-1.75%	0.66%	2.20%	$12,232
Class C	without CDSC	2.03%	1.01%	2.16%	$12,183	1.76%	1.53%
	with CDSC	1.03%	1.01%	2.16%	$12,183
Lehman Mutual Fund Short Index		3.53%	2.71%	3.76%	$14,077

* The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.

** For the period ended May 31, 2006. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

See additional information related to the Fund’s performance on page 40.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2007

		Average Annual Returns as of May 31, 2007
National Tax- Exempt Bond Fund		1 Year	5 Year	Since Inception (3/1/98)	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		3.49%	2.85%	3.88%	$14,219	0.75%	0.53%
Class A	at NAV	2.97%	2.42%	3.64%	$13,921	1.25%	1.03%
	at POP	-1.39%	1.53%	3.16%	$13,334
Class C	without CDSC	2.57%	1.86%	2.86%	$12,981	1.75%	1.53%
	with CDSC	1.57%	1.86%	2.86%	$12,981
Lehman Quality Intermediate Index		4.05%	3.86%	4.87%	$15,100

*	The period covers the ten years ended May 31, 2007, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2006. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.mercantilefunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graphs and tables above illustrate the total return of the Maryland Tax-Exempt Bond Fund against the Lehman Quality Intermediate Index; the total return of the Tax-Exempt Limited Maturity Bond Fund against the Lehman Mutual Fund Short Index; and the total return of the National Tax-Exempt Bond Fund against the Lehman Quality Intermediate Index. The Indices have an inherent performance advantage over the Funds since they impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflects Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 6/2/92 for the Maryland Tax-Exempt Bond Fund and 3/1/98 for the Tax-Exempt Limited Maturity and National Tax-Exempt Bond Funds. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The income of the Maryland Tax-Exempt, Tax-Exempt Limited Maturity and National Tax-Exempt Bond Funds may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

See accompanying index descriptions on page 41.

Mercantile Funds, Inc.

Management’s Discussion of Fund Performance — Concluded

May 31, 2007

Index Definitions

The S&P 500® Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks

The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.

The FTSE NAREIT Equity REIT Index is an index with dividends reinvested, representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

The Merrill Lynch 1-5 Year Corporate/Government Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index and two Lehman Brothers asset-backed securities indices.

The Lehman Quality Intermediate Index is an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA.

The Lehman Mutual Fund Short Index is an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0-6 years.

The views expressed in this commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Advisor disclaim any responsibility to update such views. The views may not be relied upon as investment advice, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.

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Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments

May 31, 2007

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 6.5%
Federal Home Loan Bank — 5.5%
Floating Rate Notes,
5.12%, 2/28/08(a)	$9,500	$9,500,000
Notes
5.25%, 11/1/07(b)	10,000	10,000,000
5.27%, 11/21/07(b)	9,500	9,499,865
5.25%, 2/5/08(b)	10,000	10,000,000
5.30%, 3/5/08	8,000	8,000,000
5.30%, 5/29/08	10,000	10,000,000

		56,999,865

Freddie Mac — 1.0%
Notes,
5.30%, 2/6/08	10,000	10,000,000

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $66,999,865)		66,999,865

CERTIFICATES OF DEPOSIT — 18.0%
Abbey National,
5.32%, 6/8/07	20,000	20,000,008
Barclays US Funding, LLC,
5.30%, 7/2/07	10,000	9,999,873
BNP Paribas Financial,
5.33%, 8/23/07	10,000	10,001,833
Chase Bank USA,
5.26%, 6/5/07	22,000	22,000,000
Deutsche Bank Finance,
5.39%, 10/16/07	9,200	9,200,000
Deutsche Bank, New York,
5.30%, 5/16/08	10,000	10,000,000
Royal Bank of Scotland,
5.29%, 9/20/07	15,000	15,000,000
Societe Generale
5.30%, 7/9/07	18,250	18,250,000
5.28%, 7/30/07	20,000	20,000,000
Toronto Dominion,
5.28%, 7/12/07	20,000	20,000,000
Wells Fargo & Co.,
5.25%, 6/13/07	30,000	30,000,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $184,451,714)		184,451,714

COMMERCIAL PAPER — 61.1%
Asset Backed Securities — 29.4%
Abington Square Funding(c),
5.30%, 6/8/07	24,000	23,975,267
Amsterdam Funding Corp.(c),
5.24%, 6/11/07	21,000	20,969,433
Barton Capital, LLC(c),
5.25%, 6/6/07	21,000	20,984,687

	Par (000)	Value

COMMERCIAL PAPER — Continued
Asset Backed Securities — Continued
Fairway Finance Corp.(c),
5.26%, 6/12/07	$22,000	$21,964,641
Fountain Square(c)
5.24%, 6/19/07	16,000	15,958,080
5.23%, 7/9/07	5,000	4,972,397
Grampian Funding, LLC(c),
5.21%, 7/23/07	24,000	23,819,387
Kitty Hawk Funding Corp.(c),
5.24%, 6/18/07	25,000	24,938,198
Old Line Funding(c)
5.24%, 6/4/07	20,000	19,991,267
5.27%, 6/22/07	10,000	9,969,317
Park Avenue Receivables(c),
5.26%, 6/22/07	24,000	23,926,360
Sheffield Receivables(c),
5.26%, 6/5/07	10,000	9,994,155
Stratford Receivables(c),
5.28%, 6/21/07	22,000	21,935,467
Thames Asset Global Securities(c),
5.27%, 6/20/07	22,800	22,736,584
Three Pillars Funding(c),
5.26%, 6/1/07	10,000	10,000,000
Windmill Funding Corp.(c),
5.24%, 6/1/07	25,000	25,000,000

		301,135,240

Banking & Financial Services — 14.9%
American Honda Finance,
5.22%, 6/21/07	22,000	21,936,200
Bank of America Corp.,
5.31%, 6/1/07	35,000	35,000,000
Citigroup Funding,
5.25%, 6/7/07	32,000	31,972,026
General Electric Capital Corp.,
5.22%, 7/24/07	35,000	34,731,025
Toyota Motor Credit Corp.,
5.22%, 6/29/07	29,000	28,882,260

		152,521,511

Broker/Dealer — 4.3%
Greenwich Capital Holdings,
5.23%, 6/18/07	12,000	11,970,392
UBS Delaware Finance,
5.28%, 6/1/07	32,000	32,000,000

		43,970,392

Foreign Banks — 8.8%
CBA (Delaware) Finance,
5.26%, 6/12/07	25,000	24,959,858
CIBC,
5.22%, 7/11/07	20,500	20,381,191

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Par (000)	Value

COMMERCIAL PAPER — Continued
Foreign Banks — Continued
HBOS Treasury Services,
5.22%, 6/8/07	$16,500	$16,483,252
Rabobank USA,
5.25%, 6/4/07	28,000	27,987,762

		89,812,063

Medical — 1.6%
Johnson & Johnson,
5.17%, 6/22/07	17,000	16,948,731

Pharmaceutical Preparations — 2.1%
Abbott Laboratories,
5.24%, 6/27/07	22,000	21,916,742

TOTAL COMMERCIAL PAPER
(Cost $626,304,679)		626,304,679

CORPORATE BONDS — 1.5%
Toyota Motor Credit Corp,
5.33%, 10/15/07(a)	5,000	5,000,696
UBS AG,
5.29%, 6/16/08(a)(d)	10,000	10,000,000

TOTAL CORPORATE BONDS
(Cost $15,000,696)		15,000,696

REPURCHASE AGREEMENTS — 6.3%
Bank of America Securities, LLC
(Agreement dated 5/31/07 to be repurchased at $13,001,824 collateralized by $14,035,000 (Value $13,252,268) U.S. STRIPS, 1.63%, due 1/15/15) 5.05%, 6/1/07	13,000	13,000,000
Merrill Lynch Securities
(Agreement dated 5/31/07 to be repurchased at $13,001,809 collateralized by $10,250,000 (Value $13,400,018) U.S. Treasury Inflated Index Notes, 3.63%, due 1/15/08) 5.01%, 6/1/07	13,000	13,000,000
Morgan Stanley Securities
(Agreement dated 5/31/07 to be repurchased at $13,001,827 collateralized by $13,070,000 (Value $13,265,633) U.S. Treasury Notes, 4.38%, due 12/31/07) 5.06%, 6/1/07	13,000	13,000,000

	Par (000)	Value

REPURCHASE AGREEMENTS — Continued
UBS Securities
(Agreement dated 5/31/07 to be repurchased at $13,001,827 collateralized $11,108,000 (Value $13,246,801) U.S. Treasury Notes, 12.50%, due 8/15/14) 5.06%, 6/1/07	$13,000	$13,000,000
Wachovia Securities
(Agreement dated 5/31/07 to be repurchased at $13,001,831 collateralized by $13,260,000 (Value $13,249,641) U.S. Treasury Notes, 4.88%, 5/31/09) 5.07%, 6/1/07	13,000	13,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $65,000,000)		65,000,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 3.0%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	30,374	30,373,591

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $30,373,591)		30,373,591

	Shares
MONEY MARKET FUNDS — 6.7%
Goldman Sachs Financial Square Prime Obligations Fund	475,587	475,587
JP Morgan Prime Money Market Fund	93,979	93,979
Merrill Lynch Premier Institutional Fund	23,999,682	23,999,682
Morgan Stanley Liquidity Prime Fund	44,087,887	44,087,887

TOTAL MONEY MARKET FUNDS
(Cost $68,657,135)		68,657,135

TOTAL INVESTMENTS IN SECURITIES — 103.1%
(Cost $1,056,787,680)(e)		1,056,787,680
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.1)%		(31,629,648)

NET ASSETS — 100.0%		$1,025,158,032

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2007.
(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor, using procedures approved by the Board of Directors, has deemed these securities to be liquid.

(d)	Illiquid security. These securities represent less than 0.1% of net assets at May 31, 2007.
(e)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments

May 31, 2007

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 74.0%
Fannie Mae — 20.2%
Discount Notes
5.18%, 6/1/07	$2,025	$2,025,000
5.14%, 6/6/07(a)	6,000	5,995,721
5.18%, 6/7/07	10,000	9,991,417
5.13%, 6/8/07	1,000	999,003
5.15%, 6/13/07(a)	7,000	6,988,018
5.13%, 6/15/07(a)	11,000	10,978,125
5.12%, 6/20/07(a)	7,000	6,981,084
5.12%, 6/27/07(a)	6,781	6,755,925
5.12%, 7/11/07	6,000	5,965,860
5.13%, 7/18/07(a)	9,959	9,892,482
5.16%, 7/27/07	5,000	4,959,906
5.09%, 8/1/07(a)	5,000	4,956,876
5.01%, 10/26/07(a)	5,000	4,897,713
Notes
5.00%, 9/14/07(a)	6,500	6,494,597
5.25%, 10/30/07	5,000	4,998,813
3.65%, 11/30/07	3,000	2,975,937
5.30%, 1/8/08	3,500	3,500,000

		99,356,477

Federal Farm Credit Bank — 11.3%
Discount Notes
5.12%, 6/4/07	2,170	2,169,077
5.10%, 6/7/07(a)	10,000	9,991,500
5.10%, 6/11/07	10,000	9,985,833
5.10%, 6/12/07	10,000	9,984,417
5.15%, 6/13/07	8,200	8,185,923
5.16%, 6/14/07	10,000	9,981,367
5.12%, 6/22/07	5,153	5,137,640

		55,435,757

Federal Home Loan Bank — 21.7%
Discount Notes
5.13%, 6/1/07	12,000	12,000,000
5.12%, 6/8/07(a)	5,000	4,995,021
5.12%, 6/13/07(a)	5,000	4,991,467
5.13%, 6/15/07	5,000	4,990,025
5.17%, 6/20/07	7,000	6,980,900
5.13%, 6/22/07(a)	6,500	6,480,568
5.18%, 6/27/07(a)	13,500	13,449,798
Floating Rate Notes(b)
5.22% , 8/10/07	2,500	2,499,943
5.14% , 1/24/08	2,500	2,500,000
5.12% , 2/28/08	5,000	5,000,000
5.12% , 3/14/08	4,000	4,000,000
5.19% , 4/1/08	2,650	2,649,399
Notes
5.25%, 6/18/07	3,500	3,499,765
5.25%, 11/1/07	5,000	5,000,000
5.25%, 11/1/07	4,500	4,500,000

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — Continued
Federal Home Loan Bank — Continued
5.26%, 11/8/07	$4,000	$4,000,000
5.27%, 11/21/07(a)	5,000	4,999,929
5.25%, 2/5/08(a)	2,250	2,250,000
5.30%, 3/5/08	4,000	4,000,000
5.27%, 5/21/08	2,500	2,499,268
5.30%, 5/29/08	5,000	5,000,000

		106,286,083

Freddie Mac — 20.8%
Discount Notes
5.12%, 6/1/07	5,000	5,000,000
5.18%, 6/4/07(a)	7,000	6,997,002
5.13%, 6/11/07	6,000	5,991,458
5.17%, 6/12/07(a)	6,000	5,990,623
5.17%, 6/13/07	5,000	4,991,383
5.17%, 6/18/07(a)	6,249	6,233,827
5.17%, 6/18/07	3,500	3,491,455
5.16%, 6/22/07	7,000	6,978,930
5.19%, 6/25/07	10,000	9,965,478
5.13%, 6/29/07	7,000	6,972,070
5.12%, 7/16/07(a)	6,500	6,458,384
5.12%, 7/23/07(a)	6,000	5,955,627
5.12%, 7/30/07(a)	6,000	5,949,653
5.11%, 8/6/07(a)	7,000	6,934,383
5.12%, 8/13/07	3,500	3,463,662
Floating Rate Notes(b)
5.21%, 9/17/07	2,000	1,999,879
5.17%, 3/26/08	4,500	4,499,100
Notes
5.14%, 12/14/07	2,250	2,250,000
5.30%, 2/6/08	2,000	2,000,000

		102,122,914

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $363,201,231)		363,201,231

REPURCHASE AGREEMENTS — 19.0%
Bank of America Securities, LLC
(Agreement dated 5/31/07 to be repurchased at $18,002,525 collateralized by $13,320,000 (Value $18,336,189) U.S. Treasury Notes, 8.75%, due 8/15/20) 5.05%, 6/1/07	18,000	18,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments — concluded

May 31, 2007

	Par (000)	Value

REPURCHASE AGREEMENTS — Continued
Merrill Lynch Securities
(Agreement dated 5/31/07 to be repurchased at $19,002,644 collateralized by $14,980,000 (Value $19,583,635) U.S. Treasury Notes, 3.63%, due 1/15/08) 5.01%, 6/1/07	$19,000	$19,000,000
Morgan Stanley Securities
(Agreement dated 5/31/07 to be repurchased at $18,002,530 collateralized by $17,235,000 (Value $18,397,957) U.S. Treasury Notes, 5.50%, due 8/15/28) 5.06%, 6/1/07	18,000	18,000,000
UBS Securities
(Agreement dated 5/31/07 to be repurchased at $19,002,671 collateralized by $16,235,000 (Value $19,360,984) U.S. Treasury Notes, 12.50%, due 8/15/14) 5.06%, 6/1/07	19,000	19,000,000
Wachovia Securities

(Agreement dated 5/31/07 to be repurchased at $19,002,676 collateralized by $19,790,000 (Value $19,375,296) U.S. Treasury Notes, 3.13%, 10/15/08) 5.07%, 6/1/07	19,000	19,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $93,000,000)		93,000,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 30.1%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	147,770	147,770,182

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $147,770,182)		147,770,182

	Shares	Value

MONEY MARKET FUNDS — 7.3%
Goldman Sachs Financial Square Government Fund	19,257,923	$19,257,923
JP Morgan U.S. Government Money Market	16,291,647	16,291,647
Merrill Lynch Government Money Market Fund	275,480	275,480

TOTAL MONEY MARKET FUNDS
(Cost $35,825,050)		35,825,050

TOTAL INVESTMENTS IN SECURITIES — 130.4%
(Cost $639,796,463)(c)		639,796,463
LIABILITIES IN EXCESS OF OTHER ASSETS — (30.4)%		(149,035,782)

NET ASSETS — 100.0%		$490,760,681

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer.
(b)	Variable or floating rate security. Rate disclosed is as of May 31, 2007.
(c)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments

May 31, 2007

	Par (000)	Value

MUNICIPAL BONDS — 97.8%
Alaska — 1.0%
Valdez Alaska Marine Terminal, RB, VRDB, BP Pipelines, Inc. Project,
3.90%, 06/01/07(a)	$2,500	$2,500,000
Arizona — 2.9%
Salt River Agriculture Improvement & Power Authority, RB, TECP, LIQ: Wells Fargo, Marshall & Isley, Bank One, Morgan Guaranty, Bank of New York, Bank of America,
3.58%, 08/01/07	7,000	7,000,000
California — 1.4%
City of Fremont, COP, VRDB, Maintenance Center & Fire Project, INS: AMBAC, SPA: Dexia Credit Local,
3.70%, 08/01/07(a)	1,320	1,320,000
Orange County Transportation Authority Toll Road, RB, VRDB, INS: AMBAC, SPA: JP Morgan, Dexia Credit Local,
3.70%, 06/01/07(a)	2,000	2,000,000

		3,320,000

Connecticut — 1.0%
Connecticut State, GO, VRDB, SPA: Landesbank Hessen-Thuringen Girozentrale,
3.80%, 06/01/07(a)	2,500	2,500,000
District of Columbia — 2.1%
District of Columbia, RB, VRDB, George Washington University, INS: MBIA, SPA: Bank of America,
3.81%, 06/01/07(a)	5,000	5,000,000
Florida — 5.0%
Jacksonville Electric Authority, RB, TECP, SPA: Dexia Credit Local,
3.70%, 07/16/07	4,000	4,000,000
Sarasota County Florida Public Hospital, RB, VRDB, INS: AMBAC,
3.95%, 06/01/07(a)	8,265	8,265,000

		12,265,000

Illinois — 0.4%
Cook County Community Construction, GO, VRDB, Schaumburg Township, SPA: Heleba,
3.78%, 06/01/07(a)	1,000	1,000,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Louisiana — 1.3%
St. Charles Parish, RB, VRDB, PCRB, Shell Oil Company Project,
3.90%, 06/01/07(a)	$3,050	$3,050,000
Maryland — 11.4%
City of Baltimore IDA, RB, VRDB, Capital Acquisition, LOC: Bayerische Landesbank,
3.80%, 06/06/07(a)	2,000	2,000,000
Howard County Maryland, GO, TECP, LIQ: State Street,
3.75%, 08/07/07	6,000	6,000,000
Maryland Health And Higher Education, RB, TECP, Johns Hopkins University,
3.80%, 07/09/07	6,000	6,000,000

Maryland State Economic Development Corp., RB, VRDB, U.S. Pharmacopeial INS: AMBAC, SPA: Bank of America,
3.95%, 06/01/07(a)	5,850	5,850,000
University Systems of Maryland, COP, VRDB, College Park Business School, LOC: Bank of America,
3.81%, 06/01/07(a)	3,800	3,800,000
Washington Suburban Sanitary District, GO,
5.00%, 06/01/07	2,000	2,000,000
Washington Suburban Sanitary District, GO, VRDB, SPA: Landesbank Hessen-Thuringen,
3.70%, 06/01/07(a)	2,275	2,275,000

		27,925,000

Massachusetts — 5.6%
Massachusetts State Water Resources Authority, RB, VRDB, LIQ: Landesbank Hessen-Thuringen,
3.95%, 06/01/07(a)	3,000	3,000,000
Massachusetts State Water Revenue Authority, RB, VRDB, INS: AMBAC, SPA: Dexia Credit Local, Bank of Nova Scotia,
3.75%, 06/01/07(a)	4,295	4,295,000
Massachusetts State, GO, VRDB, SPA: Bank of America,
3.95%, 06/01/07(a)	4,500	4,500,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Par (000)	Value

MUNICIPAL BONDS — Continued
Massachusetts — Continued
Massachusetts State, GO, VRDB, SPA: State Street Bank and Trust,
3.78%, 06/01/07(a)	$2,000	$2,000,000

		13,795,000

Michigan — 2.7%
Michigan Municipal Bond Authority Revenue, LOC: Bank of Nova Scotia,
4.50%, 08/20/07	3,000	3,005,760
University of Michigan, RB, VRDB, Medical Service Plan,
3.93%, 06/01/07(a)	1,600	1,600,000
University of Michigan, RB, VRDB, University Hospital,
3.73%, 06/01/07(a)	2,000	2,000,000

		6,605,760

Minnesota — 2.2%
Rochester Minnesota Health Facilities Mayo Foundation, RB, TECP
3.65%, 06/14/07	3,000	3,000,000
3.65%, 06/14/07	2,400	2,400,000

		5,400,000

Missouri — 3.2%
Missouri State Health & Educational Facilities, RB, VRDB, Cox Health Systems, INS: AMBAC, SPA: Bank of Nova Scotia,
3.95%, 06/01/07(a)	6,550	6,550,000
Missouri State Health & Educational Facilities, RB, VRDB, Washington University Project, SPA: Morgan Guaranty Trust(a)
3.81%, 06/01/07	840	840,000
3.81%, 06/01/07	350	350,000

		7,740,000

Nevada — 1.2%
Las Vegas Water Authority, RB, TECP, LIQ: BNP/Lloyds,
3.75%, 07/19/07	3,000	3,000,000

New Hampshire — 0.6%
New Hampshire Health & Higher Education, Dartmouth College, RB, VRDB, SPA: JP Morgan,
3.75%, 06/06/07(a)	1,475	1,475,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
New Jersey — 2.7%
New Jersey State Tax and Revenue Anticipation Notes,
4.50%, 06/22/07	$6,495	$6,498,174

New York — 4.8%
Long Island Power Authority, RB, VRDB, INS : MBIA, SPA: Credit Suisse First Boston,
3.80%, 06/01/07(a)	1,315	1,315,000
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Bank of New York(a)
3.80%, 06/06/07	2,375	2,375,000
3.92%, 11/01/07	4,000	4,000,000
New York City, GO, VRDB, LOC: JP Morgan,
3.80%, 08/01/07(a)	4,100	4,100,000

		11,790,000

North Carolina — 4.3%
City of Durham, COP, VRDB, SPA: Wachovia Bank of North Carolina,
3.80%, 06/06/07(a)	300	300,000
North Carolina Educational Facilities, Financial Agency Revenue, RB, VRDB, Duke University Project,
3.81%, 06/01/07(a)	5,420	5,420,000
University of North Carolina, RB, VRDB,
3.77%, 06/01/07(a)	3,600	3,600,000

Winston Salem Community Treatment Facilities Partnership, COP, VRDB, SPA: Dexia Credit Local,
3.74%, 06/01/07(a)	1,200	1,200,000

		10,520,000

Ohio — 2.3%
State Air Quality Development Authority, RB, VRDB, LOC: Wachovia Bank,
3.93%, 06/01/07(a)	5,730	5,730,000

Oregon — 1.1%
Oregon State, GO, VRDB, SPA: Morgan Guaranty Trust,
3.70%, 06/01/07(a)	2,600	2,600,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Par (000)	Value

MUNICIPAL BONDS — Continued
Pennsylvania — 3.7%
Delaware County IDA, RB, VRDB, General Electric(a)
3.80%, 06/01/07	$2,200	$2,200,000
3.80%, 06/01/07	1,550	1,550,000
Pennsylvania State Turnpike Revenue, RB, VRDB, SPA: Westdeutsche Landesbank, Bayerische Landesbank, Gironzentrale, Landesbank Baden, Wurtemburg,
3.85%, 06/01/07(a)	3,285	3,285,000
Pennsylvania State University, RB, VRDB, SPA: Westdeutsche Landesbank,
3.75%, 06/01/07(a)	2,000	2,000,000

		9,035,000

South Carolina — 3.8%
Berkeley County Pollution Control Facilities, RB, VRDB, Amoco Chemical Company Project,
3.90%, 06/01/07(a)	3,800	3,800,000
South Carolina Public Services, RB, TECP, LIQ: BNP/Dexia Credit Local,
3.65%, 08/09/07	5,470	5,470,000

		9,270,000

Tennessee — 1.4%
Hamilton County, GO, TECP, LIQ: Suntrust,
3.62%, 06/08/07	3,500	3,500,000

Texas — 10.4%
Austin Utilities Systems, RB, TECP, LIQ: State Street/JP Morgan/ Bayerische Landesbank,
3.64%, 07/03/07	3,000	3,000,000
Harris County Texas, GO, TECP, Bank of Nova Scotia,
3.82%, 06/25/07	6,000	6,000,000
North Texas Tollway Systems Authority Revenues, TECP, LIQ: Bank of America,
3.63%, 06/15/07	5,000	5,000,000
Red River Educational Finance Corp., RB, VRDB, Texas Christian University Project,
3.77%, 06/01/07(a)	3,100	3,100,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Texas — Continued
San Antonio Gas & Electric, RB, TECP, LIQ: Bank of America/State Street Bank,
3.72%, 09/12/07	$6,200	$6,200,000
Texas State Tax & Revenue Anticipation Notes,
4.50%, 08/31/07	2,000	2,004,068

		25,304,068

Utah — 5.7%
Intermountain Power Agency, RB, INS: AMBAC, SPA: Landesbank Hessen-Thuringen,
3.55%, 06/01/07(a)	2,000	2,000,000
Intermountain Power Agency, RB, INS: AMBAC, SPA: Morgan Guaranty,
3.64%, 07/18/07	2,000	2,000,000
Intermountain Power Agency, RB, TECP, SPA: Bank of Nova Scotia,
3.62%, 06/19/07	6,000	6,000,000
Salt Lake County, RB, VRDB, PCRB, Service Station Holdings Project, BP Amoco,
3.90%, 06/01/07(a)	3,900	3,900,000

		13,900,000

Virginia — 13.6%
Fairfax County Virginia, GO,
5.00%, 10/01/07	5,000	5,021,759
IDA of Hampton, RB, TECP, Sentara Health System, LIQ: Wachovia Bank,
3.72%, 09/13/07	3,000	3,000,000
Loudoun County Industrial Development Authority, RB, VRDB, Howard Hughes Medical Institute(a)
3.80%, 06/01/07	4,155	4,155,000
3.93%, 06/01/07	4,300	4,300,000
Peninsula Port Authority of Virginia, RB, TECP, LIQ: U.S. Bank,
3.60%, 06/18/07	4,005	4,005,000
Richmond Virginia Revenue Anticipation Notes,
4.00%, 06/21/07	1,500	1,500,310
University of Virginia, RB, TECP,
3.64%, 06/05/07	4,000	4,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Shares/ Par (000)	Value

MUNICIPAL BONDS — Continued
Virginia — Continued
Virginia State, Public Building Authority, RB, VRDB, SPA: Dexia Credit Local,
3.76%, 06/01/07(a)	$7,300	$7,300,000

		33,282,069

Washington — 2.0%
King County Sewer, RB, TECP, SPA: Bayerische Landesbank,
3.65%, 07/17/07	5,000	5,000,000

TOTAL MUNICIPAL BONDS
(Cost $239,005,071)		239,005,071

MONEY MARKET FUNDS — 1.9%
Goldman Sachs Financial Square Tax-Free Money Market Fund	2,028,263	2,028,263

	Shares	Value

MONEY MARKET FUNDS — Continued
JP Morgan Tax-Free Money Market Fund	2,673,215	$2,673,215

TOTAL MONEY MARKET FUNDS
(Cost $4,701,478)		4,701,478

TOTAL INVESTMENTS IN SECURITIES — 99.7%
(Cost $243,706,549)(b)		243,706,549
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		728,858

NET ASSETS — 100.0%		$244,435,407

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2007.
(b)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments

May 31, 2007

	Shares	Value

COMMON STOCKS — 99.4%
Consumer Discretionary — 10.8%
Apollo Group, Inc.(a)(b)	48,520	$2,327,504
E.W. Scripps Co.	77,040	3,514,565
Gildan Activewear, Inc.(a)	72,140	2,521,293
Home Depot, Inc.	223,760	8,697,551
Kohl's Corp.(a)(b)	28,100	2,116,492
News Corp., CL A	146,310	3,231,988
Nike, Inc.(b)	96,050	5,450,837
Panera Bread Co., CL A(a)(b)	75,560	4,259,317
Starbucks Corp.(a)	77,660	2,237,385
Target Corp.(b)	78,000	4,869,540
Time Warner, Inc.	306,960	6,559,735
Urban Outfitters, Inc.(a)(b)	204,570	5,437,471

		51,223,678

Consumer Staples — 8.5%
Del Monte Foods Co.	302,190	3,641,389
Nestle ADR	34,480	3,355,290
Pepsico, Inc.	93,860	6,413,454
Procter & Gamble Co.	118,460	7,528,133
Unilever PLC-Sponsored ADR	211,830	6,522,246
Walgreen Co.(b)	155,290	7,008,238
Whole Foods Market, Inc.(b)	136,710	5,618,781

		40,087,531

Energy — 10.7%
Apache Corp.(b)	60,870	4,915,253
BP PLC—ADR(b)	72,820	4,879,668
ConocoPhillips	164,350	12,725,620
Exxon Mobil Corp.	173,752	14,450,954
Halliburton Co.	169,840	6,105,748
Nabors Industries Ltd.(a)(b)	148,020	5,171,819
Peabody Energy Corp.(b)	41,470	2,241,039

		50,490,101

Financial Services — 17.2%
AFLAC, Inc.	194,730	10,293,428
American International Group, Inc.	152,290	11,016,659
Capital One Financial Corp.(b)	193,840	15,464,555
Citigroup, Inc.	254,710	13,879,148
Countrywide Financial Corp.(b)	99,030	3,856,228
Fidelity National Financial, Inc., CL A	206,000	5,776,240
Franklin Resources, Inc.	24,600	3,339,204
Wachovia Corp.	228,770	12,397,046
Willis Group Holdings Ltd.	109,280	5,060,757

		81,083,265

Health Care — 17.0%
Amgen, Inc.(a)	144,145	8,119,688
Boston Scientific Corp.(a)	675,680	10,587,906
Cephalon, Inc.(a)(b)	46,650	3,872,417
Coventry Health Care, Inc.(a)	73,450	4,382,761

	Shares	Value

COMMON STOCKS — Continued
Health Care — Continued
Eli Lilly and Co.	102,410	$6,003,274
Genzyme Corp.(a)	159,200	10,271,584
Medtronic, Inc.	88,420	4,701,291
Novartis AG—ADR	78,960	4,435,973
Omnicare, Inc.(b)	195,010	7,297,274
Pfizer, Inc.	376,970	10,362,905
Pharmaceutical Product Development, Inc.	177,510	6,479,115
Respironics, Inc.(a)	86,300	3,810,145

		80,324,333

Industrials — 9.4%
Danaher Corp.	45,920	3,375,120
Eaton Corp.	63,610	5,962,801
General Electric Co.	330,970	12,437,852
Goodrich Corp.	85,130	5,064,384
Graco, Inc.	83,640	3,348,946
Masco Corp.(b)	134,220	4,054,786
Pentair, Inc.	68,630	2,538,624
United Technologies	108,420	7,649,031

		44,431,544

Information Technology — 23.0%
Accenture Ltd.	86,930	3,558,914
Apple, Inc.(a)	23,610	2,870,032
Cisco Systems(a)	380,650	10,247,098
Dell Computer Corp.(a)	217,820	5,852,823
Ebay, Inc.(a)(b)	143,320	4,666,499
EMC Corp.(a)	495,380	8,366,968
Intel Corp.	264,855	5,871,835
Jabil Circuit, Inc.(b)	309,740	7,124,020
Maxim Integrated Products	212,490	6,534,067
Microchip Technology, Inc.(b)	125,510	5,093,196
Microsoft	446,910	13,706,730
Motorola, Inc.	208,480	3,792,251
Oracle Corp.(a)	329,810	6,391,718
QLogic Corp.(a)	204,260	3,484,676
QUALCOMM, Inc.	90,080	3,868,936
Symantec Corp.(a)(b)	373,820	7,472,662
Texas Instruments, Inc.	198,380	7,014,717
YAHOO!, Inc.(a)(b)	83,740	2,403,338

		108,320,480

Materials & Processing — 0.5%
Rohm & Haas Co.	41,930	2,222,709

Telecommunications — 2.3%
AT&T, Inc.	100,350	4,148,469
Rogers Communications, Inc., CL B	61,372	2,546,324
Sprint Nextel Corp.	173,818	3,971,742

		10,666,535

TOTAL COMMON STOCKS
(Cost $380,284,229)		468,850,176

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 19.2%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$90,657	$90,657,362

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $90,657,362)		90,657,362

REPURCHASE AGREEMENT — 0.6%
Morgan Stanley Securities
(Agreement dated 05/31/07 to be repurchased at $2,853,401 collateralized by $2,515,000 (Value $2,913,419) U.S. Treasury Notes, 13.25%, due 05/15/14) 5.06%, 06/01/07	2,853	2,853,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,853,000)		2,853,000

TOTAL INVESTMENTS IN SECURITIES — 119.2%
(Cost $473,794,591)(c)		562,360,538
LIABILITIES IN EXCESS OF OTHER ASSETS — (19.2)%		(90,501,475)

NET ASSETS — 100.0%		$471,859,063

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes is $474,851,676. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$90,335,586
Excess of tax cost over value	$(2,826,724)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments

May 31, 2007

	Shares	Value

COMMON STOCKS — 99.1%
Consumer Discretionary — 8.8%
Apollo Group, Inc.(a)(b)	13,620	$653,351
Circuit City Stores, Inc.	46,240	743,077
E.W. Scripps Co.	27,740	1,265,499
Ethan Allen Interiors, Inc.(b)	17,690	642,324
Furniture Brands International, Inc.(b)	50,490	732,105
Home Depot, Inc.	79,220	3,079,282
Lowe's Companies, Inc.	3,090	101,414
Target Corp.	7,410	462,606
Time Warner, Inc.	57,920	1,237,750

		8,917,408

Consumer Staples — 5.2%
Constellation Brands, Inc.(a)	24,210	588,303
Del Monte Foods Co.	95,560	1,151,498
Procter & Gamble Co.	9,860	626,603
Unilever PLC-Sponsored ADR(b)	21,920	674,917
Wal-Mart Stores, Inc.	48,537	2,310,361

		5,351,682

Energy — 12.8%
Apache Corp.	6,190	499,843
BP PLC—ADR	46,220	3,097,202
ChevronTexaco Corp.	5,240	427,008
ConocoPhillips	39,260	3,039,902
Exxon Mobil Corp.	34,130	2,838,592
Nabors Industries Ltd.(a)	39,280	1,372,443
Patterson-UTI Energy, Inc.	64,960	1,716,243

		12,991,233

Financial Services — 25.2%
American International Group, Inc.	41,730	3,018,748
Bank of America Corp.	67,410	3,418,361
Capital One Financial Corp.(b)	42,270	3,372,300
Chubb Corp.	20,270	1,112,215
Citigroup, Inc.	77,610	4,228,969
Countrywide Financial Corp.(b)	39,920	1,554,485
Endurance Specialty Holdings Ltd.	37,100	1,477,693
Fidelity National Financial, Inc., CL A	38,990	1,093,280
Wachovia Corp.	75,311	4,081,103
Washington Mutual, Inc.(b)	41,900	1,831,868
Willis Group Holdings Ltd.	9,830	455,227

		25,644,249

Health Care — 15.5%
Amgen, Inc.(a)	39,110	2,203,066
Boston Scientific Corp.(a)	145,450	2,279,202
Cephalon, Inc.(a)(b)	5,800	481,458
Coventry Health Care, Inc.(a)	11,090	661,740
Eli Lilly and Co.	26,250	1,538,775

	Shares	Value

COMMON STOCKS — Continued
Health Care — Continued
Health Management Associates, Inc.(b)	80,240	$882,640
Johnson & Johnson	11,580	732,667
Omnicare, Inc.(b)	51,970	1,944,717
Pfizer, Inc.	165,090	4,538,324
Wyeth Co.	8,330	481,807

		15,744,396

Industrials — 9.3%
Avery Dennison Corp.	7,880	514,328
Eaton Corp.	5,450	510,883
General Electric Co.	83,170	3,125,528
Goodrich Corp.	11,730	697,818
Ingersoll Rand Co.	16,330	838,219
Masco Corp.	57,830	1,747,044
Pentair, Inc.	22,400	828,576
Tyco International Ltd.	37,030	1,235,321

		9,497,717

Information Technology — 16.7%
Cisco Systems(a)	21,290	573,127
Comverse Technology, Inc.(a)	24,640	564,749
Dell Computer Corp.(a)	48,890	1,313,674
EMC Corp.(a)	31,310	528,826
Flextronics International Ltd.(a)(b)	63,080	728,574
Intel Corp.	95,510	2,117,456
Jabil Circuit, Inc.	99,890	2,297,470
Maxim Integrated Products	40,880	1,257,060
Microsoft	55,030	1,687,770
Motorola, Inc.	83,490	1,518,683
QLogic Corp.(a)	45,650	778,789
Sandisk Corp.(a)	25,120	1,093,976
Symantec Corp.(a)(b)	70,820	1,415,692
Texas Instruments, Inc.	32,250	1,140,360

		17,016,206

Materials & Processing — 1.5%
Alcoa, Inc.	12,540	517,651
Dow Chemical Co.	21,410	971,586

		1,489,237

Telecommunications — 4.1%
AT&T, Inc.	29,020	1,199,687
Sprint Nextel Corp.	51,850	1,184,773
Verizon Communications	25,130	1,093,909

Vodafone Group ADR(b)	23,931	752,151

		4,230,520

TOTAL COMMON STOCKS
(Cost $82,474,873)		100,882,648

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 13.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$13,844	$13,843,764

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $13,843,764)		13,843,764

REPURCHASE AGREEMENT — 0.2%
Bank of America Securities, LLC
(Agreement dated 05/31/07 to be repurchased at $170,024 collateralized by $185,000 (Value $174,683) U.S. STRIPS, 1.63%, due 01/15/15) 5.05%, 06/01/07	170	170,000

TOTAL REPURCHASE AGREEMENTS
(Cost $170,000)		170,000

TOTAL INVESTMENTS IN SECURITIES — 112.9%
(Cost $96,488,637)(c)		114,896,412
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.9)%		(13,108,757)

NET ASSETS — 100.0%		$101,787,655

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes is $96,779,826. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$19,376,137
Excess of tax cost over value	$(1,259,551)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments

May 31, 2007

	Shares	Value

COMMON STOCKS — 99.4%
Consumer Discretionary — 14.3%
Comcast Corp., CL A(a)	22,405	$614,121
Gildan Activewear, Inc.(a)	21,100	737,445
Kohl's Corp.(a)	7,230	544,564
Lowe's Companies, Inc.	34,260	1,124,413
News Corp., CL A	38,250	844,942
Nike, Inc.(b)	11,190	635,033
Panera Bread Co., CL A(a)(b)	12,690	715,335
Starbucks Corp.(a)(b)	24,790	714,200
Target Corp.	14,400	898,992
Urban Outfitters, Inc.(a)	25,860	687,359

		7,516,404

Consumer Staples — 8.6%
Nestle ADR	6,310	614,034
Pepsico, Inc.	13,770	940,904
Procter & Gamble Co.	18,880	1,199,824
Walgreen Co.	22,630	1,021,292
Whole Foods Market, Inc.(b)	18,690	768,159

		4,544,213

Energy — 4.5%
Apache Corp.	5,680	458,660
Halliburton Co.	23,750	853,812
Nabors Industries Ltd.(a)	7,990	279,171
Peabody Energy Corp.(b)	9,320	503,653
Smith International, Inc.(b)	4,920	273,109

		2,368,405

Financial Services — 6.7%
AFLAC, Inc.	18,930	1,000,640
American International Group, Inc.	9,940	719,059
Capital One Financial Corp.(b)	14,110	1,125,696
Franklin Resources, Inc.	5,060	686,844

		3,532,239

Health Care — 16.3%
Amgen, Inc.(a)	9,570	539,078
Boston Scientific Corp.(a)	64,030	1,003,350
Cephalon, Inc.(a)(b)	6,630	550,356
Cytyc Corp.(a)	17,980	760,194
Eli Lilly and Co.	9,925	581,804
Genzyme Corp.(a)	22,130	1,427,828
Medtronic, Inc.	16,400	871,988
Novartis AG—ADR	11,600	651,688
Omnicare, Inc.	14,840	555,313
Pharmaceutical Product Development, Inc.	22,440	819,060
Respironics, Inc.(a)	19,060	841,499

		8,602,158

	Shares	Value

COMMON STOCKS — Continued
Industrials — 13.0%
Danaher Corp.(b)	12,160	$893,760
Gardner Denver, Inc.(a)	13,550	558,125
General Electric Co.	34,230	1,286,363
Graco, Inc.	21,720	869,669
ITT Corp.	6,520	438,796
Joy Global, Inc.	5,680	321,658
Precision Castparts Corp.	2,690	321,616
Rockwell Collins, Inc.	7,600	537,092
United Technologies	14,610	1,030,736
Uti Worldwide, Inc.	20,090	562,319

		6,820,134

Information Technology — 34.2%
Accenture Ltd.(b)	19,070	780,726
Adobe Systems, Inc.(a)	14,590	643,127
Apple, Inc.(a)	5,200	632,112
Broadcom Corp., CL A(a)	16,330	499,045
Cisco Systems(a)	66,590	1,792,603
Citrix Systems, Inc.(a)	17,210	578,428
Comverse Technology, Inc.(a)	17,910	410,497
Ebay, Inc.(a)	20,650	672,364
EMC Corp.(a)	76,250	1,287,862
Intel Corp.	46,310	1,026,693
Jabil Circuit, Inc.	27,110	623,530
Maxim Integrated Products	23,680	728,160
Microsoft	90,800	2,784,836
Oracle Corp.(a)	59,470	1,152,529
QLogic Corp.(a)	15,490	264,259
QUALCOMM, Inc.	22,270	956,496
Symantec Corp.(a)	26,440	528,536
Tessera Technologies, Inc.(a)(b)	12,360	562,009
Texas Instruments, Inc.	34,820	1,231,235
YAHOO!, Inc.(a)(b)	30,720	881,664

		18,036,711

Telecommunications — 1.8%
American Tower Corp., CL A(a)	12,850	554,863
Rogers Communications, Inc., CL B	9,330	387,102

		941,965

TOTAL COMMON STOCKS
(Cost $42,631,900)		52,362,229

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 14.6%
Investment in Securities lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$7,704	$7,703,828

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $7,703,828)		7,703,828

REPURCHASE AGREEMENTS — 0.7%
Banc of America Securities, LLC
(Agreement Dated 05/31/07 to be repurchased at $348,049 collateralized by $275,000 (Value $356,316) U.S. Treasury Notes, 7.88%, due 02/15/21) 5.05%, 06/01/07	348	348,000

TOTAL REPURCHASE AGREEMENTS
(Cost $348,000)		348,000

TOTAL INVESTMENTS IN SECURITIES — 114.7%
(Cost $50,683,728)(c)		60,414,057
LIABILITIES IN EXCESS OF OTHER ASSETS — (14.7)%		(7,746,426)

NET ASSETS — 100.0%		$52,667,631

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes is $50,815,390. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$10,163,737
Excess of tax cost over value	$(565,070)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments

May 31, 2007

	Shares	Value

COMMON STOCKS — 98.2%
Autos & Transportation — 3.6%
Alexander & Baldwin, Inc.(a)	25,600	$1,369,344
Kirby Corp.(b)	32,500	1,300,650
Knight Transportation(a)	75,550	1,415,052
Saia, Inc.(b)	12,700	363,093
Skywest, Inc.	28,500	784,605
Thor Industries, Inc.(a)	16,100	701,638
Wabtec	41,000	1,605,560
YRC Worldwide, Inc.(a)(b)	14,100	566,820

		8,106,762

Consumer Discretionary — 21.5%
A.H. Belo Corp.	30,100	669,123
Advisory Board(b)	30,300	1,577,721
American Greetings Corp., CL A(a)	29,700	778,437
Applebee's International, Inc.	46,600	1,220,920
BJ'S Restaurant, Inc.(a)(b)	192,100	3,890,025
Borders Group, Inc.(a)	47,000	1,047,630
Brinks Co.	23,400	1,542,762
Brunswick Corp.	26,800	922,724
Casella Waste Systems, CL A(b)	56,100	601,392
Cato Corp.	47,150	1,025,512
CEC Entertainment, Inc.(a)(b)	20,600	797,632
Chipotle Mexican Grill, CL A(a)(b)	33,400	2,893,108
Christopher & Banks Corp.	16,800	317,352
Coach, Inc.(b)	47,200	2,424,192
Crocs, Inc.(a)(b)	30,500	2,481,480
Dollar Tree Stores, Inc.(b)	35,400	1,497,774
First Cash Financial Services, Inc.(a)(b)	98,100	2,445,633
Furniture Brands International, Inc.(a)	22,200	321,900
Hibbett Sporting Goods, Inc.(b)	59,219	1,656,355
Insight Enterprises, Inc.(b)	33,300	737,928
Kenneth Cole Productions, Inc.(a)	18,300	457,500
Life Time Fitness, Inc.(a)(b)	39,100	2,001,138
Meredith Corp.	13,700	852,277
Petsmart, Inc.(a)	24,600	841,812
Ross Stores, Inc.	34,400	1,129,696
Ruby Tuesday, Inc.	46,500	1,282,005
Service Corp. International	110,100	1,539,198
Stage Stores, Inc.	48,675	1,017,308
The Men's Wearhouse, Inc.	22,200	1,184,148
Tuesday Morning Corp.(a)	33,800	471,172
Under Armour, Inc., CL A(a)(b)	49,200	2,353,236
United Stationers, Inc.(b)	16,700	1,120,403
Warnaco Group, Inc.(a)(b)	14,700	505,533
WMS Industries, Inc.(a)(b)	33,000	1,397,880
Wolverine World Wide	32,400	940,572
Zale Corp.(b)	43,100	1,157,666
Zumiez, Inc.(a)(b)	43,400	1,675,240

		48,776,384

	Shares	Value

COMMON STOCKS — Continued
Consumer Staples — 0.9%
Chattem, Inc.(a)(b)	4,000	$254,680
Constellation Brands, Inc.(a)(b)	35,300	857,790
Del Monte Foods Co.	79,900	962,795

		2,075,265

Energy — 5.7%
Arch Coal, Inc.	20,800	839,904
Cal Dive International, Inc.(b)	100,400	1,552,184
Carbo Ceramics, Inc.(a)	28,300	1,256,520
Grey Wolf, Inc.(b)	96,400	763,488
Input/Output, Inc.(a)(b)	99,900	1,601,397
Newfield Exploration Co.(b)	24,000	1,152,960
TODCO, CL A(b)	20,400	1,008,984
W-H Energy Services, Inc.(b)	51,700	3,298,460
Whiting Petroleum Corp.(b)	33,700	1,494,595

		12,968,492

Financial Services — 16.2%
Amerisafe, Inc.(b)	54,600	1,009,554
Ashford Hospitality Trust	57,800	717,298
Bank of Hawaii Corp.	29,200	1,562,492
BankUnited Financial Corp.(a)	46,400	1,063,488
Boston Private Financial(a)	41,800	1,183,358
Brandywine Realty Trust(a)	45,422	1,444,874
CastlePoint Holdings Ltd.(b)	55,900	883,220
Colonial Bancgroup, Inc.	69,200	1,746,608
Delphi Financial Group	49,950	2,144,853
Education Realty Trust, Inc.	26,700	387,150
Euronet Worldwide, Inc.(a)(b)	40,200	1,080,174
First Midwest Bancgroup, Inc.(a)	19,000	699,010
Greater Bay Bancorp	43,100	1,202,921
Harleysville Group	18,000	544,680
Highwoods Properties, Inc.(a)	24,200	1,060,928
Independent Bank Corp.	14,400	426,672
Infinity Property & Casualty Corp.	18,300	966,789
Midwest Banc Holdings, Inc.	49,000	786,450
NBT Bancorp, Inc.	20,700	467,820
Platinum Underwriters	38,400	1,322,496
Portfolio Recovery Associates, Inc.(a)(b)	32,800	1,941,760
Protective Life Corp.	19,900	995,597
Provident Bankshares(a)	37,300	1,247,685
RAIT Investment Trust(a)	40,400	1,190,184
Selective Insurance Group, Inc.(a)	43,100	1,179,647
Signature Bank(a)(b)	43,100	1,433,075
Stancorp Financial Group	21,400	1,088,404
Sterling Financial	75,716	2,289,652
Triad Guaranty, Inc.(a)(b)	16,400	731,276
United Fire & Casualty	34,900	1,366,335
Washington Real Estate Investment Trust(a)	27,900	1,048,761
WR Berkley Corp.	44,700	1,472,418

		36,685,629

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Shares	Value

COMMON STOCKS — Continued
Health Care — 10.2%
Acadia Pharmaceuticals, Inc.(b)	51,000	$652,290
Align Technology, Inc.(a)(b)	82,300	1,875,617
AMN Healthcare Services, Inc.(a)(b)	66,800	1,504,336
Angiotech Pharmaceuticals, Inc.(b)	65,600	441,488
Community Health Systems, Inc.(b)	25,400	968,248
Conceptus, Inc.(a)(b)	55,000	1,021,900
Digene Corp.(b)	21,500	956,750
Home Diagnostics, Inc.(b)	61,800	688,452
Keryx Biopharmaceuticals(a)(b)	80,700	882,051
Medarex, Inc.(a)(b)	88,000	1,407,120
Micrus Endovascular Corp.(b)	25,100	536,889
Nutri/System, Inc.(a)(b)	26,900	1,762,488
Owens & Minor, Inc.	32,300	1,146,650
PDL BioPharma, Inc.(a)(b)	36,100	993,111
Pediatrix Medical Group, Inc.(b)	27,600	1,590,312
Penwest Pharmaceuticals Co.(a)(b)	129,100	1,678,300
Steris Corp.	38,600	1,160,702
United Therapeutics Corp.(a)(b)	38,600	2,547,214
Universal Health Services, Inc.	16,300	1,007,177
Wright Medical Group, Inc.(b)	15,700	382,452

		23,203,547

Industrials — 0.5%
Gardner Denver, Inc.(b)	26,800	1,103,892

Information Technology — 18.1%
Acxiom Corp.	46,400	1,289,920
Aecom Technology Corp.(b)	52,600	1,204,540
Akamai Technologies(a)(b)	30,900	1,366,089
Allot Communications(a)(b)	133,772	908,312
aQuantive, Inc.(a)(b)	52,500	3,348,975
Aruba Networks, Inc.(a)(b)	18,100	350,235
Bell Microproducts(b)	55,900	359,996
BigBand Network, Inc.(b)	44,400	767,232
Brocade Communications Systems, Inc.(b)	68,900	632,502
Cavium Networks, Inc.(a)(b)	3,500	74,025
Checkpoint Systems, Inc.(a)(b)	38,400	961,152
CommScope, Inc.(a)(b)	29,700	1,625,481
Compuware Corp.(b)	132,800	1,508,608
Cray, Inc.(b)	69,800	565,380
Emageon, Inc.(a)(b)	98,800	748,904
Emulex Corp.(b)	74,800	1,659,812
FMC Corp.	13,800	1,154,508
Informatica Corp.(b)	105,800	1,614,508
Macrovision Corp.(a)(b)	61,900	1,730,105
Marchex, Inc.(a)	74,600	1,155,554
Microsemi Corp.(a)(b)	85,600	1,973,080
NaviSite, Inc.(b)	157,400	1,054,580
Parametric Technology Corp.(b)	69,700	1,301,996
Powerwave Technologies, Inc.(a)(b)	263,900	1,683,682
Premiere Global Services, Inc.(a)(b)	48,050	608,793

	Shares	Value

COMMON STOCKS — Continued
Information Technology — Continued
QAD, Inc.	35,100	$292,032
SIRF Technology Holdings, Inc.(a)(b)	43,100	935,270
Switch and Data Facilities Co.(a)(b)	54,500	1,013,155
Sybase, Inc.(a)(b)	46,200	1,111,572
Sykes Enterprises, Inc.(a)(b)	52,900	1,030,492
Synopsys, Inc.(b)	44,800	1,188,096
Tessera Technologies, Inc.(a)(b)	32,200	1,464,134
Trident Microsystems, Inc.(b)	63,400	1,293,360
Verifone Holdings, Inc.(a)(b)	45,300	1,568,739
Vishay Intertechnology, Inc.(b)	84,100	1,498,662

		41,043,481

Materials & Processing — 12.8%
Albemarle Corp.	30,700	1,247,648
Beazer Homes USA, Inc.(a)	30,100	1,076,677
Bowater, Inc.(a)	36,600	760,914
Ceradyne, Inc.(a)(b)	33,400	2,256,838
Crown Holdings, Inc.(b)	55,800	1,391,094
Dynamic Materials Corp.(a)	71,500	2,591,875
Gilbraltar Industries, Inc.(a)	25,000	538,500
Griffon Corp.(b)	29,300	683,862
Harsco Corp.	26,800	1,427,368
Haynes International, Inc.(b)	17,900	1,587,014
Hexcel Corp.(a)(b)	45,700	1,057,041
Insituform Technologies(b)	17,700	373,293
IPSCO, Inc.	4,600	723,258
M.D.C. Holdings, Inc.	18,300	994,422
Martek Biosciences Corp.(a)(b)	13,900	290,927
Mueller Industries, Inc.	27,100	948,229
Physicians Formula Holdings, Inc.(b)	60,500	1,046,650
Quanex Corp.	25,000	1,198,500
Spartech	11,700	313,560
Texas Industries(a)	11,000	956,780
The Timberland Co., CL A(b)	23,200	634,288
The Timken Co.	24,800	871,968
Valspar Corp.	30,900	892,701
Volcom, Inc.(a)(b)	41,100	1,787,850
Walter Industries, Inc.	26,300	846,597
Williams Scotsman International, Inc.(a)(b)	110,100	2,527,896

		29,025,750

Producer Durables — 6.1%
Actuant Corp., CL A	23,300	1,296,179
Clean Harbors, Inc.(a)(b)	38,600	1,813,814
Entegris, Inc.(a)(b)	64,400	740,600
ESCO Technologies, Inc.(a)(b)	25,700	1,302,219
Lincoln Electric Holdings, Inc.	35,400	2,488,266
Mueller Water Products, Inc.	24,804	393,143

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Shares/ Par (000)	Value

COMMON STOCKS — Continued
Producer Durables — Continued
Polycom, Inc.(a)(b)	58,600	$1,858,792
Symmetricom, Inc.(a)(b)	124,100	1,008,933
Technitrol, Inc.	36,300	956,142
TriMas Corp.(b)	10,300	129,162
Varian Semiconductor Equipment(a)(b)	31,800	1,340,370
WCI Communities, Inc.(a)(b)	23,600	494,184

		13,821,804

Utilities — 2.6%
Basin Water, Inc.(a)(b)	108,400	769,640
Black Hills Corp.	15,900	651,741
El Paso Electric Co.(a)(b)	39,800	1,082,958
Fairpoint Communications, Inc.	29,200	525,600
Otter Tail Corp.	21,000	686,700
PNM Resources	35,650	1,052,032
Southwest Gas Corp.	28,200	1,076,112

		5,844,783

TOTAL COMMON STOCKS
(Cost $162,476,731)		222,655,789

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 40.4%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$91,611	91,611,197

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $91,611,197)		91,611,197

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 1.7%
Fannie Mae — 1.4%
Discount Notes
5.18%, 06/01/07	$2,220	$2,219,685
5.14%, 06/13/07	1,000	998,129

		3,217,814

Federal Farm Credit Bank — 0.3%
Discount Notes,
5.11%, 06/04/07	688	687,603

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $3,905,975)		3,905,417

TOTAL INVESTMENTS IN SECURITIES — 140.3%
(Cost $257,993,903)(c)		318,172,403
LIABILITIES IN EXCESS OF OTHER ASSETS — (40.3)%		(91,451,014)

NET ASSETS — 100.0%		$226,721,389

(a)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(b)	Non-income producing security.
(c)	Aggregate cost for Federal income tax purposes is $258,303,336. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$65,084,486
Excess of tax cost over value	$(5,215,419)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

May 31, 2007

	Shares	Value

COMMON STOCKS — 95.6%
Australia — 1.3%
Billiton	60,452	$1,577,831
Brambles Industries Ltd.(a)(b)	37,190	394,368
CSL Ltd.	6,681	493,213
Fairfax Media Ltd.	43,474	175,261
Fosters Brewing	656,375	3,455,692
Newcrest Mining	51,414	936,332
Orica Ltd.	58,652	1,514,828
Publishing and Broadcasting Ltd.(b)	11,002	197,632
Rio Tinto Ltd.(b)	15,702	1,240,801
Santos Ltd.	41,645	461,949

		10,447,907

Austria — 2.0%
CA Immobilien Anlagen AG(a)	3,900	126,927
Erste Bank Der Oester(b)	23,121	1,813,546
Immoeast Immoblien Anagen(a)	75,734	1,139,164
OMV AG(b)	52,881	3,509,653
Raiffeisen International Bank-Holding AG(b)	10,289	1,608,543
Telekom Austria AG(b)	245,476	6,717,588
Wiener Stadtische Allgemeine Versicherung AG	8,199	614,977
Wienerberger Baustoffindustrie AG(b)	12,154	917,351

		16,447,749

Belgium — 2.1%
Almancora Communications	13,029	2,222,715
Fortis	19,370	804,749
Fortis NL	158,543	6,591,116
Groupe Bruxelles Lambert S.A.	2,161	273,879
KBC Bancassurance Holding	56,394	7,780,759

		17,673,218

Bermuda — 0.1%
Central European Media Enterprises Ltd.(a)	6,295	547,665

British Virgin Islands — 0.0%
RenShares Utilities Ltd.(a)	68,938	233,059

Bulgaria — 0.0%
Bulgaria Compensation Notes(a)	86,497	24,406
Bulgaria Housing Compensation Notes(a)	46,870	13,264
Bulgaria Registered Compensation Vouchers(a)	19,166	5,408

		43,078

Canada — 0.7%
Encana Corp.	52,485	3,230,186
Ivanhoe Mines Ltd.	111,131	1,566,206

	Shares	Value

COMMON STOCKS — Continued
Canada — Continued
Kinross Gold Corp.	35,305	$471,151
Potash Corporation Of Saskatchewan, Inc.	9,360	662,457

		5,930,000

Chile — 0.0%
Quimica Y Minera de Chile SA (ADR)	996	164,489

China — 0.1%
Shenzhen Chiwan Wharf Holdings Ltd.	40,040	87,687
Weiqiao Textile Co. Ltd.	60,792	135,157
Wumart Stores, Inc.(a)(d)(e)	294,524	256,793

		479,637

Cyprus — 0.3%
Bank of Cyprus Publis Co. Ltd.	159,341	2,778,344

Czech Republic — 0.6%
Komercni Banka	28,327	5,190,536

Denmark — 0.2%
ALK-ABELLO A/S	1,527	334,367
Carlsberg A/S	1,213	147,269
Novo Nordisk A, Series B	7,708	811,882
Rockwool International A/S	809	237,511
Vestas Wind Systems A/S(a)	3,020	212,246

		1,743,275

Finland — 1.0%
Elisa Oyj	4,734	136,682
Fortum Oyj	43,087	1,416,775
Kemira Oyj	6,060	136,321
Kesko Oyj	2,323	160,551
Nokia A Shares	73,817	2,021,037
Nokian Renkaat Oyj	2,666	92,899
Orion Oyj(a)	5,867	145,161
Ramirent Oyj	39,978	1,108,005
Sampo Oyj	20,295	641,941
Sanomawsoy Oyj-B Shares	17,725	556,596
Stockmann Oyj ABP	9,681	464,207
Wartsila Corp. B Shares	1,841	122,061
YIT Oyj	41,286	1,438,653

		8,440,889

France — 9.9%
Accor SA(b)	1,372	127,570
Aeroports de Paris(a)	13,864	1,653,563
Air Liquide(b)	6,865	1,629,730
Alstom(a)	1,744	276,170
Banque Nationale de Paris(b)	82,242	9,978,317
Bouygues(b)	11,688	1,031,567
Carrefour SA	6,763	492,801

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Shares	Value

COMMON STOCKS — Continued
France — Continued
Edf Energies Nouvelles(a)	963	$55,777
Electricite De Franc(b)	17,389	1,612,636
Eurazeo	2,810	420,439
France Telecom(b)	160,472	4,928,997
Gaz de France(b)	3,146	157,962
Havas SA	21,868	131,513
Hermes International(b)	1,028	143,052
JC Decaux SA(b)	8,808	292,703
Lafarge SA(b)	46,847	8,106,692
Lagardere Groupe S.C.A.(b)	3,369	281,298
Legrand SA(b)	168,459	5,978,915
LVMH Moet Hennessy(b)	20,173	2,380,798
Natixis(b)	13,207	346,136
Neuf Cegetel(a)	4,029	157,741
Nexity	1,590	143,326
Pernod Ricard French(b)	7,272	1,597,596
Pinault-Printemps-Redoute SA(b)	7,007	1,278,902
Publicis Groupe	2,544	115,345
Remy Cointreau SA	1,870	135,356
Renault(b)	54,069	7,729,131
Sanofi-Synthelabo SA(b)	81,721	7,878,869
Societe Generale(b)	10,662	2,076,972
Sodexho Alliance SA	1,787	134,974
St. Gobain	16,452	1,803,750
Suez SA	23,226	1,335,869
Thales SA(b)	4,474	273,760
Total SA(b)	196,690	14,819,164
Veolia Environment(b)	5,234	438,003
Vinci SA(b)	12,592	996,152
Vivendi Universal(b)	22,127	963,946
Wendel Investissement	793	143,499

		82,048,991

Germany — 7.4%
Adidas AG	9,917	631,229
Bayer AG	134,103	9,661,651
Bayerische Motoren Werke AG(b)	110,360	7,369,014
Bilfinger Berger AG	8,643	847,823
Commerzbank AG(b)	64,114	3,145,017
Continental AG	1,083	152,847
Daimler Chrysler	14,800	1,352,424
Deutsche Bank AG(b)	11,366	1,727,218
Deutsche Boerse AG	3,423	809,294
Deutsche Post	59,686	1,899,943
Deutsche Postbank AG	10,602	947,272
E. On AG	12,698	2,091,078
Fraport AG(b)	34,412	2,500,098
Fresenius(b)	16,761	1,281,085
Fresenius Medical Care(b)	7,958	1,170,247
Henkel Kgaa	3,372	476,354
Hypo Real Estate Holdings(b)	9,113	628,973

	Shares	Value

COMMON STOCKS — Continued
Germany — Continued
IKB Deutsche Industriebank AG	9,859	$364,770
IVG Immoblilien AG	35,468	1,537,502
KarstadtQuelle AG(a)(b)	10,147	362,456
Landesbank Berlin Holding AG(a)(b)	15,672	140,849
Merck KGAA	1,900	250,131
Metro AG(b)	2,033	164,414
MTU Aero Engines Holdings AG	2,215	136,934
Porsche	5,123	9,056,765
Prologis European Properties Co.	12,160	238,040
Prosieben AG	11,764	432,562
Puma AG	199	88,888
Rheinmetall AG	2,726	257,831
Rhoen — Klinikum AG	12,755	791,106
RWE AG	79,072	8,914,975
Siemens AG	16,379	2,155,161

		61,583,951

Greece — 1.1%
Greek Organization of Football Prognostics	225,100	8,600,966
Hellenic Telecom(a)	28,232	900,209

		9,501,175

Hong Kong — 0.8%
Beijing Capital International Airport Co. Ltd.	1,181,910	1,303,260
Belle International Holdings Ltd.(a)	18,828	19,170
China Merchants Holdings International Co. Ltd.	417,319	1,854,561
Galaxy Entertainment Group Ltd.(a)	190,820	180,109
Gome Electical Appliances Holdings Ltd.	567,037	864,175
Hutchison Telecommumincations International Ltd.(a)	60,302	133,141
Melco International Development Ltd.	402,406	628,735
Melco PBL Entertainment Ltd. (ADR)(a)	6,999	97,356
Shun Tak Holdings, Ltd.	1,096,320	1,482,671

		6,563,178

Hungary — 1.2%
Gedeon Richter RT	4,580	935,216
Matav RT	289,538	1,451,965
MOL Hungarian Oil and Gas Nyrt.	4,352	561,881
OTP Bank	137,861	7,304,323

		10,253,385

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Shares	Value

COMMON STOCKS — Continued
Ireland (Republic of) — 0.8%
CRH	131,042	$6,382,230

Italy — 2.3%
Assicurazioni Generali SPA(b)	10,798	450,242
Banca CR Firenze	110,085	977,520
Banca Intesa(b)	103,054	743,161
Banca Popolare	38,603	578,575
Banca Popolare dell'Emilia Romagna Scrl(b)	5,967	158,554
Banca Popolare Di Sondrio Scrl	9,625	173,524
Banca Popolare di Verona e Novara(b)	15,082	458,180
Banca Popolare Italiana(a)	40,137	639,367
Banche Popolari Unite Scrl	8,790	252,015
Bulgari SPA — A Shares	12,780	201,517
Buzzi Unicem SPA(b)	26,152	910,238
Capitalia SPA	146,393	1,512,638
Credito Emiliano	24,810	396,549
Credito Italiano	92,568	868,677
Ente Nazionale Idrocarburi(b)	270,720	9,571,921
Finmeccanica SPA	8,198	257,873
Geox SPA	16,457	297,801
Impregilo SPA	20,712	191,718
Luxottica Group SPA(b)	5,532	194,182
Telecom Italia SPA	79,154	229,495

		19,063,747

Japan — 16.8%
Acom Co. Ltd.(b)	3,080	119,980
Aeon Credit Service Ltd.	3,545	63,803
Aiful Corporation	3,450	108,025
Aisin Seiki Co. Ltd.	3,601	121,631
Asatsu-DK, Inc.(b)	48,600	1,597,633
Bank of Yokohama	15,997	119,504
Canon, Inc.	159,594	9,390,968
Central Japan Railway Co.	815	8,372,370
Chiba Bank Ltd.	15,000	133,629
Credit Saison	3,218	92,298
Dai Nippon Printing	218,000	3,197,978
Daihatsu Motor Co. Ltd.	12,000	101,479
Daikin Industries Ltd.	6,900	252,342
Daiwa Securities	7,405	85,260
Denso Co.	6,699	235,082
Dentsu, Inc.	67	184,459
East Japan Railway Co.	38	293,557
Eisai Co. Ltd.	4,200	195,365
Fanuc Ltd.	1,600	152,794
Fuji Television Network	49	99,869
Fujitsu Ltd.	12,000	81,953
Fukuoka Financial Group, Inc.(a)	16,000	125,575
Gunma Bank Ltd.	12,000	82,742
Honda Motor Y50	11,579	407,282

	Shares	Value

COMMON STOCKS — Continued
Japan — Continued
Hoya Corp.	53,747	$1,740,329
Ibiden Co. Ltd.	2,100	113,388
Itochu Corp.	8,000	87,377
Japan Tobacco, Inc.	93	484,566
JS Group Corp.	4,808	100,957
JSR Corp.	190,223	4,291,273
Kansai Electric Power, Inc.	107,100	2,693,343
Kao Corp.	370,000	10,247,370
KDDI Corp.	27	230,769
Keyence Corp.	34,040	7,273,504
Koito Manufacturing Co.	987	10,975
Kubota Corp.	21,207	177,596
Kyocera Corp.	1,500	147,436
Makita Corp.	2,712	112,777
Matsushita Electric Industrial Co.	25,732	543,485
Mitsubishi Electric Corp.	843,000	7,710,873
Mitsubishi Tokyo Finance	71	816,897
Mitsubishi UFJ Securities Co. Ltd.	10,000	115,056
Mitsui Fudosan Co. Ltd.	3,599	113,282
Mitsui Marine/Fire	708,000	8,844,182
Mitsui Mining & Smelting Co.	2	9
Mizuho Financial Group, Inc.	84	594,379
NGK Spark Plug Co.	13,000	208,761
NHK Spring Co. Ltd.	9,072	84,621
Nintendo	501	175,194
Nippon Electric Glass Co. Ltd.	6,000	95,809
Nippon Telegraph & Telephone	58	273,126
Nissan Chemical Ind. Ltd.	7,000	75,937
Nissan Motor Co. Ltd.	8,580	95,474
Nitto Denko Corp.	133,801	6,652,663
Nomura Securities	5,614	114,882
NSK Ltd.	14,000	143,475
NTT Docomo, Inc.	3,189	5,425,074
Omron Corp.	117,700	3,017,949
Oriental Land Co.	101,400	5,308,333
Orix Corp.	540	144,675
Osaka Gas Co.	705,000	2,624,630
Promise Co. Ltd(b)	3,257	113,224
Resona Holdings, Inc.	28	69,724
Ricoh Co. Ltd.	12,000	261,341
Sapporo Hokuyo Holdings, Inc.	8	83,498
Sega Sammy Holdings, Inc.	122,900	2,262,459
Seven & I Holdings Co.	4,618	133,591
Sharp Corp.	5,555	106,370
Shinsei Bank NPV	852,000	3,739,053
Sony Corp.	9,673	557,263
Stanley Electric Co. Ltd.	10,599	231,701
Sumitomo Chemical Co. Ltd.	25,000	165,598
Sumitomo Corp.	4,088	74,248
Sumitomo Electric Industries Ltd.	8,400	127,643
Sumitomo Metal Industries Ltd.	16,180	87,628

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Shares	Value

COMMON STOCKS — Continued
Japan — Continued
Sumitomo Mitsui Financial	1,152	$11,171,598
Sumitomo Trust & Bank	11,615	118,078
Suruga Bank Ltd.	7,000	93,253
Suzuki Motor Co.	30,631	855,896
T&D Holdings, Inc.	118,100	7,987,862
Taiyo Nippon Sanso Corp.	399,000	3,256,139
Takata Corp.	2,600	80,769
Takeda Chemical Industries	4,600	308,859
Takefuji Corp.	25,430	938,369
Teijin Ltd.	503,000	2,686,966
The Bank of Kyoto Ltd.	8,619	100,725
The Shizuoka Bank Ltd.	10,181	104,337
Toppan Printing Co. Ltd.	8,000	84,418
Toray Industries, Inc.	14,000	94,576
Toyota Motor Corp.	18,162	1,089,601
Yamada Denki Co. Ltd.	4,819	453,860
Yamaha Motor Co. Ltd.	4,201	107,027
Yamanouchi Pharmaceutical	116,800	5,173,833
Yamato Holdings Ltd.	2,600	37,756
Yokogawa Electric Corp.	8,501	107,800

		139,371,067

Luxembourg — 0.1%
Millicom International Cellular SA(a)	10,749	914,525

Mexico — 0.2%
Consorcio ARA, SA de CV	19,632	31,632
Controladora Comercial Mexicana SA de CV	46,928	127,624
Corporacion Moctezuma, SAB de CV	115,501	344,233
Desarrolladora Homex SA de CV (ADR)	2,240	134,400
Fomento Economico Mexicano	9,405	374,695
Grupo Televisa SA -SPONS GDR	13,372	384,846
Urbi, Desarrollos Urbanos(a)	99,315	425,398

		1,822,828

Netherlands — 6.8%
ABN AMRO Holding NV	116,060	5,563,547
Akzo Nobel NV	73,710	6,014,654
CSM	78,899	2,883,067
Heineken	5,344	311,321
ING Groep	159,954	7,125,374
Kininklijke Vopak NV	3,832	232,981
Koninklijke (Royal) KPN NV	44,641	757,360
Koninklijke Ahold NV(a)	46,909	585,045
Mittal Steel Company NV	117,778	7,072,036
Philips Electronics	16,257	691,164
Royal Dutch Shell PLC(b)	188,943	7,033,854
Royal Numico NV(b)	19,610	975,922

	Shares	Value

COMMON STOCKS — Continued
Netherlands — Continued
TNT NV	47,228	$2,087,952
Unilever NV(b)	500,125	14,917,555

		56,251,832

Norway — 0.8%
DNB Holding ASA	9,370	126,517
Pan Fish ASA(a)	49,120	54,427
Norsk Hydro(b)	82,976	2,962,642
Orkla ASA(b)	46,385	819,428
Statoil ASA(b)	65,997	1,803,571
Storebrand ASA(b)	6,865	108,180
Telenor ASA(b)	32,337	628,921

		6,503,686

Philippines — 0.1%
Ayala Corp.	12,758	146,204
Ayala Land, Inc.	471,173	157,907
Philippine Long Distance Telephone	3,974	219,537

		523,648

Poland — 1.2%
Bank Handlowy W Warszawie SA	32,186	1,467,862
Bank Millennium SA	11,356	52,392
Bank Pekao	24,909	2,220,024
Bank Zachodni WBK SA	12,185	1,313,874
BK Przemyslowo-Handlowy	3,015	1,024,328
Bre Bank SA(a)	2,073	373,764
Budimex(a)	9,411	411,228
ING Bank Slaski SA	366	132,628
Powszechna Kasa Oszczednosci Bank Polski SA	121,938	2,295,552
Telekomunikacja Polsk	106,806	792,946
ZM Duda SA(a)	59,382	277,113

		10,361,711

Portugal — 0.2%
Energias De Portugal, SA	23,651	134,599
Jeronimo Martins, SGPS, SA	215,665	1,297,002

		1,431,601

Republic of Korea (South) — 0.1%
Hyundai Motor Co. Ltd.	2,687	190,315
Samsung Electronics	1,190	686,341

		876,656

Romania — 0.0%
BRD-Groupe Societe Generale	26,600	271,093
Petrom	113,977	23,984
Socep Constanta	532,000	64,755

		359,832

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Shares	Value

COMMON STOCKS — Continued
Russian Federation — 1.2%
AFI Development PLC(a)	4,032	$44,957
Gazprom	15,120	551,880
Lukoil Holding ADR	4,791	363,637
Norilsk Nickel	6,238	1,163,387
Novatek OAO	76,238	369,754
OAO Rosneft Oil Company GDR(b)	168,069	1,351,275
OJSC TNK-BP Holding	95,400	165,042
Open Investments(a)(e)	575	140,875
Pharmstandard GDR(a)	31,968	529,071
Polyus Gold ADR(a)	10,761	412,146
RAO Unified Energy System	13,946	1,722,331
Sberbank RF	585	2,070,900
Silvinit(a)(e)	402	72,360
Sistema Hals GDR(c)(d)	15,050	188,878
TNK-BP Holding(a)(d)(e)	6	84,000
Uralsvyazinform (ADR)(a)	18,163	217,956
URSA Bank OJSC	111,543	242,048
VTB Bank OJSC GDR(a)	58,631	662,530

		10,353,027

Singapore — 0.4%
United Overseas Bank Ltd.	185,000	2,903,859

Spain — 1.4%
Banco Bilbao Vizcaya Argenta(b)	164,590	4,158,651
Corporacion Mapfre(b)	98,375	505,593
Gamesa Corporacion Tecnologica, SA	5,710	210,571
Industria de Diseno Textil SA(b)	9,071	572,498
Telefonica de Espana(b)	278,181	6,321,360

		11,768,673

Sweden — 2.5%
AB SKF(b)	63,467	1,362,543
Ericsson	2,807,177	10,653,077
Foreningssparbanken	54,602	2,012,912
Getinge AB(b)	11,631	270,719
Hennes & Mauritz AB	9,096	575,971
Modern Times Group(a)	11,442	694,748
Nordic Baltic Holding	84,889	1,399,047
OMX AB(b)	11,815	381,757
Skandinaviska Enskilda Banken	53,053	1,744,887
Skanska AB	35,318	824,602
Svenska Cellulosa AB	17,292	299,362
Telia AB	31,698	234,856

		20,454,481

Switzerland — 7.5%
Adecco SA(b)	4,286	312,743
BKW FMB Energie AG	850	91,421
Cie Financiere Richemont	29,528	1,817,015

	Shares	Value

COMMON STOCKS — Continued
Switzerland — Continued
Credit Suisse Group	21,303	$1,620,559
Givaudan SA	269	255,929
Holcim Ltd.	174,127	19,268,443
Nestle	51,479	20,053,477
Novartis AG	198,010	11,133,515
Roche Holdings	13,973	2,565,235
SGS SA	421	548,383
Swatch Group AG	5,608	1,607,520
Syngenta AG(b)	1,339	252,163
UBS AG(a)	44,082	2,876,400

		62,402,803

Thailand — 0.0%
Bangkok Bank Public Co. Ltd.	38,878	128,095
Krung Thai Bank Public Co. Ltd.(a)	340,315	107,209

		235,304

Turkey — 0.4%
Dogan Sirketler Grubu Holdings A.S.	460,847	1,009,307
Haci Omer Sabanci Holding A.S.	91,209	426,567
Turkiye Garanti Bankasi A.S.	140,046	772,117
Turkiye Is Bankasi	156,934	733,950

		2,941,941

Ukraine — 0.3%
Raiffeisen Bank Aval	310,013	59,464
UKR Telecom(a)	5,614,790	1,302,418
UKR Telecom GDR	14,159	162,302
Ukrnafta Oil Co.	7,212	608,116

		2,132,300

United Kingdom — 23.5%
Aegis Group PLC	69,765	203,391
Alliance Boots PLC	12,414	277,366
AMEC PLC	15,081	177,659
Anglo American PLC	30,117	1,812,100
Arriva PLC	8,977	129,035
Astrazeneca	75,553	4,017,885
Billiton	383,008	9,327,232
BP Amoco	686,195	7,669,222
British Aerospace	33,514	296,768
British American Tobacco	528,759	17,912,146
Burberry Group	36,053	487,888
Cadbury Schweppes	1,566,855	22,041,072
Compass Group PLC	194,831	1,454,251
Diageo	128,182	2,733,270
Drax Group PLC	403,633	6,397,174
Firstgroup PLC	12,227	167,762
G4S PLC	30,564	132,978
GlaxoSmithKline	252,945	6,560,504

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Shares	Value

COMMON STOCKS — Continued
United Kingdom — Continued
Go-Ahead Group PLC	3,033	$156,910
Hays PLC	2,889,274	9,953,546
HSBC Holdings	291,133	5,383,666
Imperial Tobacco	447,118	19,333,684
Intercontinental Hotels Group PLC	300,647	8,107,255
Interteck Group PLC	21,075	381,168
Johnston Press PLC	157,272	1,382,529
Kingfisher PLC	23,880	117,372
Ladbrokes PLC	852,500	6,852,677
National Express Group PLC	6,553	157,507
National Grid PLC	386,126	5,985,916
Peter Hambro Mining(a)	11,570	208,456
Prudential Corp.	27,981	419,095
Qinetiq PLC	67,232	268,220
Reckitt Benckiser	255,614	13,897,126
Reed International	464,364	6,274,816
Rentokil Initial PLC	60,138	204,496
Rio Tinto PLC	15,709	1,141,444
Rolls Royce	69,591	686,155
Royal Bank of Scotland	513,912	6,384,727
Scottish & Newcastle	15,623	200,747
Scottish & Southern Energy PLC	90,870	2,740,061
Smith & Nephew	168,200	2,064,703
Smiths Ind. PLC	320,767	7,220,877
South African Breweries PLC	9,638	229,367
Stagecoach Group PLC	30,905	113,045
Tesco	159,793	1,451,355
Vodafone Group	3,324,508	10,399,783
William Hill PLC	38,440	480,995
Wolseley	7,775	201,656
WPP Group PLC	48,952	723,987

		194,921,044

United States — 0.2%
CTC Media, Inc.(a)	19,699	501,931
News Corp., Inc.	54,948	1,298,421

		1,800,352

TOTAL COMMON STOCKS
(Cost $556,020,009)		793,847,673

CLOSED END INVESTMENT COMPANIES — 0.3%
Australia — 0.3%
Macquarie Airports(b)	688,436	2,370,734

Romania — 0.0%
SIF 1 Banat-Crisana(a)	50,000	67,049
SIF 2 Moldova	54,000	69,516
SIF 3 Transilvania Brasov	82,000	74,435

	Shares/ Par (000)	Value

CLOSED END INVESTMENT COMPANIES — Continued
Romania — Continued
SIF 4 Mutenia Bucuresti	75,000	$71,794
SIF 5 Oltenia	47,500	69,968

		352,762

TOTAL CLOSED END INVESTMENT COMPANIES
(Cost $1,861,670)		2,723,496

WARRANTS — 0.9%
Germany — 0.0%
Continental AG, expires 12/31/15, (exercise price: $1.28260)(a)(d)	2,000	0

India — 0.8%
Bharti Televentures Ltd., expires 05/13/10, (exercise price $0.000001)(a)(c)	61,367	1,286,811
Citigroup Global M CWT, expires 01/20/10, (exercise price: $0.00001)(a)(c)	106,240	1,653,094
Citigroup, expires 01/19/09 (exercise price: $0.00001)(c)	24,695	822,590
State Bank of India, expires 05/13/10, (exercise price $0.000001)(a)(c)	81,470	2,723,013

		6,485,508

Luxembourg — 0.1%
Canara Bank, expires 01/19/09, (exercise price $0.00001)(a)	65,651	414,914
Citigroup — Cw10 Suzlon Energy, expires 01/20/10, (exercise price $0.00001)(a)	7,874	248,031
Citigroup — Cw12 Idea Cellular, expires 01/17/12, (exercise price $0.00001)(a)	52,632	162,633

		825,578

TOTAL WARRANTS
(Cost $4,750,653)		7,311,086

INVESTMENT COMPANIES — 0.9%
France — 0.7%
Lyxor ETF CAC 40	66,050	5,530,012

Romania — 0.2%
KKR Private Equity Investments LP(c)	79,188	1,852,999

TOTAL INVESTMENT COMPANIES
(Cost $7,229,330)		7,383,011

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Shares/ Par (000)	Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 14.3%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (see Notes)	$118,890	118,889,956

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $118,889,956)		118,889,956

REPURCHASE AGREEMENTS — 1.3%
Bank of America Securities, LLC
(Agreement dated 05/31/07 to be repurchased at $3,932,552 collateralized by $4,245,000 (Value $4,008,256) U.S. STRIPS, 1.63%, due 01/15/15) 5.05%, 06/01/07	$3,932	$3,932,000
Wachovia Securities
(Agreement dated 05/31/07 to be repurchased at $7,047,992 collateralized by $7,260,000 (Value $7,180,409) U.S. Treasury Notes, 4.88%, 05/31/09) 5.07%, 06/01/07	7,047	7,047,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,979,000)		10,979,000

TOTAL INVESTMENTS IN SECURITIES — 113.3%
(Cost $699,730,618)(f)		941,134,222
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.3)%		(110,153,712)

NET ASSETS — 100.0%		$830,980,510

(a)	Non-income producing security.
(b)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Adviser, using procedures approved by the Board of Directors, has deemed these securities to be liquid.

(d)	Security for which market quotations were not readily available. Security was priced in accordance with procedures adopted by the Fund's Board of Directors.
(e)	Illiquid security. These securities represent less than 0.1% of net assets at May 31, 2007.
(f)	Aggregate cost for Federal income tax purposes is $703,031,776. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$248,522,070
Excess of tax cost over value	$(10,419,624)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments

May 31, 2007

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS — 99.7%
Diversified — 5.7%
Cousins Properties, Inc.(a)	39,990	$1,294,876
Eastgroup Properties, Inc.	45,260	2,213,214
Vornado Realty Trust(a)	77,800	9,414,578

		12,922,668

Financial Services — 0.9%
Fidelity National Financial, Inc., CL A	71,840	2,014,394

Health Care — 3.6%
Medical Properties Trust, Inc.(a)	92,906	1,322,052
Nationwide Health Properties, Inc.(a)	60,610	1,883,153
OMEGA Healthcare Investors, Inc.	90,460	1,556,817
Ventas, Inc.(a)	79,770	3,379,057

		8,141,079

Hotel — 10.4%
Hilton Hotels Corp.(a)	173,040	6,151,572
Host Marriott Corp.(a)	274,973	7,017,311
LaSalle Hotel Properties(a)	51,910	2,470,916
Starwood Hotels & Resorts Worldwide, Inc.	91,910	6,623,954
Sunstone Hotel Investors, Inc.	39,940	1,178,629

		23,442,382

Mortgage — 2.3%
Anthracite Capital, Inc.	117,260	1,434,090
CBRE Realty Finance, Inc.	112,150	1,477,015
Newcastle Investment Corp.	74,660	2,214,416

		5,125,521

Office Properties — 17.2%
Alexandria Real Estate Equities, Inc.(a)	59,370	6,245,724
BioMed Realty Trust, Inc.	71,832	2,015,606
Boston Properties, Inc.(a)	66,700	7,715,856
Brookfield Properties Corp.	45,520	1,195,355
Corporate Office Properties Trust, Inc.	102,960	4,638,348
Digital Reality Trust, Inc.(a)	63,360	2,572,416
Douglas Emmett, Inc.	43,120	1,137,074
Kilroy Realty Corp.(a)	25,190	1,872,121
Mack-Cali Realty Corp.	27,720	1,338,599
SL Green Realty Corp.(a)	73,261	10,262,401

		38,993,500

Residential — 16.7%
American Campus Communities, Inc.	59,240	1,742,841
Archstone-Smith Trust(a)	90,917	5,609,579
AvalonBay Communities, Inc.(a)	50,124	6,535,668

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS — Continued
Residential — Continued
Camden Property Trust	56,230	$4,197,569
Equity Residential Property(a)	180,700	9,156,069
Essex Property Trust, Inc.(a)	27,120	3,450,478
Mid-America Apartment Communities, Inc.	19,680	1,156,200
Ryland Group, Inc.(a)	32,810	1,515,822
UDR, Inc.	141,520	4,296,547

		37,660,773

Retail — 31.6%
Developers Diversified Realty Corp.(a)	132,790	8,186,503
Entertainment Properties Trust(a)	27,630	1,631,551
Federal Realty Investment Trust	41,140	3,645,827
General Growth Properties, Inc.(a)	157,350	9,289,944
Kimco Realty Corp.	188,830	8,740,941
Macerich Co.	95,470	8,515,924
Pennsylvania Real Estate Investment Trust(a)	17,490	831,300
Realty Income Corp.(a)	65,260	1,789,429
Regency Centers Corp.(a)	90,420	7,104,299
Simon Property Group, Inc.(a)	139,820	15,097,764
Tanger Factory Outlet Centers, Inc.(a)	35,960	1,508,522
Taubman Centers, Inc.	50,970	2,804,369
Weingarten Realty Investors(a)	50,060	2,335,800

		71,482,173

Storage — 4.9%
Public Storage, Inc.	85,250	7,629,875
Sovran Self Storage, Inc.(a)	36,620	1,951,113
U-STORE-IT Trust	88,290	1,618,356

		11,199,344

Warehouse/Industrial — 6.4%
AMB Property Corp.(a)	49,330	2,853,741
First Potomac Realty Trust(a)	45,740	1,143,500
Prologis Trust	161,470	10,440,650

		14,437,891

TOTAL REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS
(Cost $114,298,619)		225,419,725

MONEY MARKET FUNDS — 0.3%
Goldman Sachs Financial Square Prime Obligations Fund	794,010	794,010

TOTAL MONEY MARKET FUNDS
(Cost $794,010)		794,010

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Par (000)	Value

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 41.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$94,121	$94,121,082

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $94,121,082)		94,121,082

TOTAL INVESTMENTS IN SECURITIES — 141.6%
(Cost $209,213,711)(b)		320,334,817
LIABILITIES IN EXCESS OF OTHER ASSETS — (41.6)%		(94,176,028)

NET ASSETS — 100.0%		$226,158,789

(a)	A portion or all the share amounts are temporarily on loan to an unaffiliated broker/dealer.
(b)	Aggregate cost for Federal income tax purposes is $209,221,368. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$112,097,848
Excess of tax cost over value	$(984,399)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

May 31, 2007

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 28.8%
Fannie Mae — 11.7%
Mortgage Backed Securities
5.50%, 10/1/17	$875	$870,565
4.84%, 1/1/36	1,590	1,592,317
Notes
4.20%, 3/24/08	1,000	990,620
6.63%, 9/15/09	5,250	5,416,583
3.88%, 2/15/10(a)	3,100	3,005,025
6.00%, 5/15/11	2,750	2,832,390

		14,707,500

Federal Home Loan Bank — 2.0%
Notes,
5.25%, 6/11/10	2,500	2,510,050

Freddie Mac — 14.5%
Mortgage Backed Securities
5.50%, 10/1/16	473	471,497
5.50%, 3/1/22	3,391	3,366,639
5.50%, 4/1/22	4,522	4,489,485
5.29%, 2/1/36	2,059	2,055,383
5.07%, 3/1/36	2,679	2,659,265
Notes
4.13%, 10/18/10	3,200	3,103,392
5.13%, 7/15/12	2,000	1,997,880

		18,143,541

Government National Mortgage Association — 0.6%
Mortgage Backed Securities
6.50%, 6/15/14	103	105,469
6.50%, 11/15/15	112	114,411
5.50%, 9/15/16	362	361,040
4.50%, 11/15/17	149	143,897

		724,817

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $36,265,561)		36,085,908

CORPORATE BONDS — 38.3%
Auto — 0.6%
General Motors Acceptance Corp.,
6.00%, 12/15/11	825	804,994

Banking & Financial Services — 20.5%
American Express Credit,
3.00%, 5/16/08	3,000	2,935,380
Bank of America Corp.,
3.25%, 8/15/08	1,000	975,949
Charter One Bank,
5.50%, 4/26/11	1,800	1,807,909
CIT Group, Inc.,
3.65%, 11/23/07	1,650	1,636,429

	Par (000)	Value

CORPORATE BONDS — Continued
Banking & Financial Services — Continued
Citigroup, Inc.,
5.10%, 9/29/11	$2,525	$2,494,599
General Electric Capital Corp.
5.00%, 6/15/07	1,000	999,855
5.88%, 2/15/12	2,500	2,543,700
Genworth Financial, Inc.,
5.50%, 6/15/07(b)	3,000	3,000,207
Goldman Sachs Group Inc.,
4.50%, 6/15/10	1,500	1,463,370
Hartford Financial Services Group,
5.25%, 10/15/11	1,500	1,488,105
J.P. Morgan Chase & Co.,
6.00%, 2/15/09	1,250	1,260,506
Merrill Lynch & Co.,
4.13%, 1/15/09	2,500	2,450,025
Residential Capital Corp.,
6.13%, 11/21/08	930	928,095
Wachovia Corp.,
3.50%, 8/15/08	1,800	1,761,754

		25,745,883

Building—Residential & Commercial — 0.5%
D.R. Horton, Inc.,
8.00%, 2/1/09	650	671,560

Computers — 3.6%
Hewlett-Packard Co.,
5.25%, 3/1/12	1,925	1,911,698
IBM,
4.38%, 6/1/09	2,600	2,556,346

		4,468,044

Health Care — 0.8%
United Health Group, Inc.,
3.38%, 8/15/07	1,000	995,950

Hotel — 1.8%
MGM Mirage, Inc.,
8.50%, 9/15/10	750	802,500
Park Place Entertainment Corp.,
8.88%, 9/15/08	650	671,938
Starwood Hotels Resorts,
7.88%, 5/1/12	725	761,779

		2,236,217

Machinery & Equipment — 3.8%
Caterpillar Financial Services Corp.
4.88%, 6/15/07	2,500	2,499,498
4.70%, 3/15/12	1,300	1,260,275
John Deere Capital Corp.,
3.38%, 10/1/07	1,000	993,620

		4,753,393

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Par (000)	Value

CORPORATE BONDS — Continued

Manufacturing — 0.3%
3M Employee Stock Ownership(c),
5.62%, 7/15/09	$416	$416,402

Oil & Exploration — 0.4%
Tesoro Petroleum Corp.,
6.25%, 11/1/12	500	503,750

Pharmaceuticals — 1.6%
Bristol-Myer Squibb,
4.00%, 8/15/08	2,000	1,967,780

Retail — 2.6%
May Department Stores,
3.95%, 7/15/07	500	498,934
Target Corp.,
3.38%, 3/1/08	2,750	2,712,077

		3,211,011

Telecommunications — 0.6%
SBC Communications,
5.30%, 11/15/10	750	746,625

Utilities — Electrical & Electronic — 1.2%
Public Service Co. of Colorado,
4.38%, 10/1/08	1,600	1,578,032

TOTAL CORPORATE BONDS
(Cost $48,520,576)		48,099,641

ASSET BACKED SECURITIES — 6.3%
AEP Texas Central Transition Funding,
4.98%, 1/1/10	2,500	2,490,459
John Deere Owner Trust,
5.04%, 7/15/11	2,500	2,488,350
USAA Auto Owner Trust,
4.98%, 10/15/12	1,400	1,388,576
Wachovia Auto Owner Trust,
5.35%, 2/22/11	1,600	1,600,704

TOTAL ASSET BACKED SECURITIES
(Cost $7,999,472)		7,968,089

COMMERCIAL MORTGAGE BACKED SECURITIES — 3.4%
Commercial Mortgage 2006-C8 A2B,
5.25%, 12/10/46	1,500	1,483,740
Commercial Mortgage 2007-CD4 A2B,
5.21%, 12/11/49	2,800	2,765,672

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $4,321,422)		4,249,412

	Par (000)	Value

FOREIGN BONDS — 12.1%
Corporate Bonds — 8.9%
ConocoPhillips Canada,
5.30%, 4/15/12	$2,200	$2,192,872
Cosan SA Industrial,
9.00%, 11/1/09(c)	875	934,062
Eksportfinans,
5.13%, 10/26/11	1,200	1,195,320
European Investment Bank,
4.63%, 3/21/12	3,050	2,983,275
HSBC Holding, PLC.,
7.50%, 7/15/09	1,500	1,561,779
Hutchison Whampoa International,
5.45%, 11/24/10(c)	1,500	1,498,095
Royal Caribbean Cruises,
8.75%, 2/2/11	725	789,566

		11,154,969

Sovereign — 3.2%
Brazil de Republic,
9.25%, 10/22/10(a)	350	390,075
Province of Ontario,
3.35%, 7/16/07	1,700	1,696,769
Republic of Italy,
3.75%, 12/14/07	2,000	1,987,240

		4,074,084

TOTAL FOREIGN BONDS
(Cost $15,244,156)		15,229,053

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 5.2%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	6,484	6,483,931

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $6,483,931)		6,483,931

U.S. TREASURY OBLIGATIONS — 9.5%
U.S. Treasury Notes — 9.5%
Notes
3.38%, 10/15/09	1,500	1,450,078
3.50%, 2/15/10(a)	2,500	2,414,260
4.00%, 4/15/10	2,500	2,443,360
3.88%, 7/15/10	1,800	1,751,058
5.00%, 2/15/11(a)	1,300	1,308,431
5.00%, 8/15/11	2,500	2,517,385

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,963,594)		11,884,572

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Shares	Value
MONEY MARKET FUNDS — 1.1%
Victory Institutional Money Market Fund	1,331,136	$1,331,136

TOTAL MONEY MARKET FUNDS
(Cost $1,331,136)		1,331,136

TOTAL INVESTMENTS IN SECURITIES — 104.7%
(Cost $132,129,848)(d)		131,331,742
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.7)%		(5,928,768)

NET ASSETS — 100.0%		$125,402,974

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer.
(b)	Variable or floating rate security. Rate disclosed is as of May 31, 2007.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Advisor, using procedures adopted by the Board of Directors, has deemed these securities to be liquid.

(d)	Aggregate cost for Federal income tax purposes is $132,142,232. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$159,464
Excess of tax cost over value	$(969,954)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments

May 31, 2007

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — 55.5%
Fannie Mae — 24.7%
Mortgage Backed Securities
7.50%, 10/1/07	$1	$611
7.00%, 4/1/11	7	7,027
5.50%, 10/1/18	1,635	1,626,039
5.00%, 10/1/19	1,579	1,542,199
7.50%, 8/1/26	6	6,520
8.00%, 9/1/26	13	13,559
7.00%, 4/1/27	12	12,904
8.00%, 8/1/27	55	58,369
8.00%, 9/1/27	4	4,438
7.00%, 10/1/27	4	4,192
7.50%, 10/1/27	52	54,333
7.50%, 10/1/27	39	41,257
8.00%, 10/1/27	2	2,599
7.00%, 11/1/27	28	28,950
7.00%, 3/1/29	47	48,747
7.50%, 10/1/29	48	50,643
7.50%, 4/1/30	2	2,306
7.50%, 8/1/30	4	4,309
7.50%, 1/1/31	2	2,157
7.50%, 4/1/31	4	3,896
7.50%, 4/1/31	0	496
7.50%, 7/1/31	17	17,856
7.50%, 8/1/31	24	25,515
6.50%, 2/1/32	629	645,084
6.50%, 10/1/32	774	793,160
5.50%, 1/1/34	2,306	2,258,185
5.50%, 4/1/34	3,076	3,012,667
5.00%, 11/1/35	6,368	6,061,404
4.84%, 1/1/36	1,712	1,714,803
5.50%, 4/1/37	7,477	7,302,027
Notes
3.88%, 2/15/10(a)	5,075	4,919,517
4.38%, 9/15/12	2,125	2,049,095
4.63%, 5/1/13	2,250	2,173,342
4.63%, 10/15/13	2,350	2,277,526

		36,765,732

Freddie Mac — 30.1%
Mortgage Backed Securities
5.50%, 10/1/18	1,910	1,900,412
4.50%, 11/1/18	2,482	2,382,594
5.00%, 11/1/18	2,283	2,232,504
5.00%, 1/1/19	2,108	2,061,117
5.00%, 3/1/19	2,654	2,594,746
5.50%, 7/1/20	1,899	1,886,052
5.00%, 12/1/20	1,680	1,639,273
5.50%, 3/1/22	2,907	2,885,690
7.50%, 7/1/26	7	7,607
8.00%, 10/1/29	6	6,869
7.50%, 9/1/30	4	4,493

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — Continued
Freddie Mac — Continued	6	6,869
8.00%, 9/1/30	$1	$1,613
8.00%, 12/1/30	1	586
8.00%, 5/1/31	5	4,831
6.00%, 12/1/33	1,859	1,867,662
5.00%, 10/1/34	2,283	2,178,374
6.00%, 10/1/34	1,771	1,775,903
5.50%, 1/1/35	2,019	1,976,531
6.00%, 12/1/35	3,232	3,233,082
5.29%, 2/1/36	2,124	2,120,290
5.07%, 3/1/36	3,107	3,083,853
6.00%, 4/1/37	5,561	5,560,240
Notes
6.88%, 9/15/10	1,000	1,052,740
5.88%, 3/21/11	1,250	1,281,737
4.38%, 7/17/15	2,100	1,986,390
5.30%, 5/12/20	1,000	965,340

		44,690,529

Government National Mortgage Association — 0.7%
Mortgage Backed Securities
7.00%, 2/15/12	13	13,607
9.00%, 5/15/16	0	532
9.00%, 11/15/16	17	18,345
7.00%, 2/15/17	149	153,622
8.00%, 5/15/17	3	3,329
8.00%, 5/15/17	3	2,662
10.00%, 5/15/19	9	9,532
9.00%, 11/15/19	7	7,558
9.00%, 6/15/21	50	53,689
9.00%, 6/15/21	5	5,202
9.00%, 8/15/21	23	25,281
9.00%, 9/15/21	14	14,944
9.00%, 9/15/21	7	7,377
9.00%, 9/15/21	2	2,162
9.00%, 9/15/21	1	1,001
8.00%, 2/15/23	71	75,756
7.00%, 5/20/24	7	7,132
7.00%, 10/15/25	8	8,485
6.50%, 2/15/26	9	9,687
7.00%, 2/15/26	86	89,873
6.50%, 3/15/26	6	6,206
7.00%, 1/15/27	7	7,670
7.00%, 2/15/27	48	49,959
8.50%, 8/15/27	17	18,553
7.00%, 9/15/27	11	11,992
8.00%, 9/15/27	12	12,722
7.00%, 10/15/27	44	46,338
7.00%, 10/15/27	9	9,606
7.00%, 10/15/27	3	3,000
7.00%, 11/15/27	56	59,096

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Statement of Portfolio Investments — Continued

May 31, 2007

	Par (000)	Value

U.S. GOVERNMENT AGENCY SECURITIES — Continued	Par (000)	Value
Government National Mortgage Association — Continued
7.00%, 12/15/27	$5	$4,788
7.00%, 4/15/28	2	2,051
6.50%, 7/15/28	48	49,377
6.50%, 12/15/28	59	61,062
6.50%, 1/15/29	49	50,605
7.50%, 10/15/29	26	27,759

7.50%, 1/15/32	26	27,174

		957,734

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $83,722,873)		82,413,995

CORPORATE BONDS — 22.4%
Advertising — 0.9%
Omnicom Group, Inc.,
5.90%, 4/15/16	1,350	1,360,533

Auto — 0.6%
General Motors Acceptance Corp.,
6.00%, 12/15/11	860	839,145

Banking & Financial Services — 10.4%
Bank of America
5.38%, 8/15/11(a)	1,000	1,000,130
5.63%, 10/14/16	1,100	1,103,091
Bear Stearns Co., Inc.,
5.35%, 2/1/12	2,000	1,983,960
Charter One Bank,
5.50%, 4/26/11	1,450	1,456,371
Citigroup, Inc.,
5.10%, 9/29/11	1,500	1,481,940
Credit Suisse USA, Inc.,
5.25%, 3/2/11	1,425	1,419,143
General Electric Capital Corp.
5.50%, 4/28/11	785	787,372
6.75%, 3/15/32(a)	1,300	1,445,522
Goldman Sachs Group, Inc.,
6.60%, 1/15/12	1,400	1,458,465
J.P. Morgan Chase & Co.,
6.00%, 2/15/09	1,475	1,487,397
Merrill Lynch & Co.,
6.00%, 2/17/09	1,825	1,841,283

		15,464,674

Building — Residential & Commercial — 0.5%
D.R. Horton, Inc.,
8.00%, 2/1/09	675	697,390

Computers — 0.5%
IBM,
4.38%, 6/1/09	800	786,568

	Par (000)	Value

CORPORATE BONDS — Continued	Par (000)	Value
Diversified Manufacturing — 2.0%
Freeport McMoran C & G,
8.25%, 4/1/15	$760	$821,750
General Electric Co.,
5.00%, 2/1/13	1,400	1,370,334

Steel Dynamics, Inc.,
6.75%, 4/1/15(b)	750	750,000

		2,942,084

Food — 0.5%
Constellation Brands, Inc.,
7.25%, 5/15/17(a)(b)	750	758,437

Health Care — 0.6%
HCA, Inc.,
9.13%, 11/15/14(b)	785	853,687

Hotel — 1.6%
MGM Mirage, Inc.,
8.50%, 9/15/10	725	775,750
Park Place Entertainment Corp.,
8.88%, 9/15/08	700	723,625
Starwood Hotels Resorts,
7.88%, 5/1/12	850	893,120

		2,392,495

Oil & Exploration — 0.5%
Tesoro Petroleum Corp.,
6.25%, 11/1/12	770	775,775

Retail — 0.7%
Wal-Mart Stores, Inc.,
5.25%, 9/1/35	1,175	1,052,019

Technology — 0.5%
United Technologies Corp.,
4.38%, 5/1/10	735	715,971

Telecommunications — 2.7%
SBC Communications,
5.30%, 11/15/10	1,875	1,866,563
Time Warner, Inc.,
5.88%, 11/15/16	800	791,871
Verizon New Jersey, Inc.,
5.88%, 1/17/12	1,400	1,411,186

		4,069,620

Utilities — Electrical & Electronic — 0.4%
Public Service Co. of Colorado,
4.38%, 10/1/08	650	641,076

TOTAL CORPORATE BONDS
(Cost $33,494,068)		33,349,474

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Par (000)	Value

FOREIGN BONDS — 4.0%
Corporate Bonds — 3.5%
Cia Brasileira de Bebida,
8.75%, 9/15/13	$725	$840,094
Cosan SA Industrial,
9.00%, 11/1/09(b)	725	773,937
Hutchison Whampoa International,
5.45%, 11/24/10(b)	900	898,857
Petrobas International Financial Co.,
6.13%, 10/6/16	900	909,000
Royal Caribbean Cruises,
8.75%, 2/2/11	775	844,018
Vale Overseas Limited, 6.25%, 1/23/17	925	935,388

		5,201,294

Sovereign — 0.5%
Brazil de Republic, 9.25%, 10/22/10(a)	725	808,013

TOTAL FOREIGN BONDS
(Cost $5,748,984)		6,009,307

COMMERCIAL MORTGAGE BACKED SECURITIES — 9.0%
Bear Stearns Commercial Mortgage Securities
5.54%, 10/12/41	1,100	1,092,355
5.90%, 9/11/38	1,550	1,565,500
Citigroup Commercial Mortgage Securities, 5.61%, 10/15/48	1,725	1,724,672
Commercial Mortgage 2006-C8 A2B, 5.25%, 12/10/46	1,750	1,731,030
Commercial Mortgage 2007-CD4 ASB, 5.28%, 12/11/49	3,085	3,025,706
J.P. Morgan Chase Commercial Mortgage Securities, 5.48%, 4/15/43	3,000	2,963,853
LB-UBS Commercial Mortgage Securities, 5.34%, 9/15/39	1,250	1,234,000

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $13,490,771)		13,337,116

	Shares/ Par (000)	Value

U.S. TREASURY OBLIGATIONS — 7.6%
Notes
6.75%, 8/15/26(a)	$1,750	$2,099,458
4.38%, 12/15/10	1,500	1,477,500
4.88%, 8/15/16(a)	1,800	1,796,202
STRIPS
0.00%, 11/15/13	2,900	2,117,667
0.00%, 11/15/22(a)	8,375	3,799,402

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,409,423)		11,290,229

MONEY MARKET FUNDS — 1.0%
Victory Institutional Money Market Fund	1,491,833	1,491,833

TOTAL MONEY MARKET FUNDS
(Cost $1,491,833)		1,491,833

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN — 8.3%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse First Boston (See Notes)	$12,342	12,341,561

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $12,341,561)		12,341,561

TOTAL INVESTMENTS IN SECURITIES — 107.8%
(Cost $161,699,513)(c)		160,233,515
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.8)%		(11,636,042)

NET ASSETS — 100.0%		$148,597,473

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Advisor, using procedures adopted by the Board of Directors, has deemed these securities to be liquid.

(c)	Aggregate cost for Federal income tax purposes is $161,701,915. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$562,790
Excess of tax cost over value	$(2,031,190)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

May 31, 2007

	Par (000)	Value

MUNICIPAL BONDS — 94.7%
District of Columbia — 2.9%
Washington D.C., Metro Area, Transit Authority, RB, Refunding, INS: MBIA,
5.00%, 01/01/12	$500	$524,095
Washington D.C., Metropolitan Transit Authority, Gross Revenue INS: MBIA,
5.00%, 07/01/10	300	309,810
Washington D.C., Metropolitan Transit Authority, RB, INS: FGIC,
6.00%, 07/01/09	600	627,264

		1,461,169

Maryland — 87.3%
Annapolis, GO, CPI,
5.00%, 11/01/16	440	450,952
Anne Arundel County, GO
5.00%, 03/01/16	750	794,782
4.13%, 03/01/23	1,285	1,245,101
4.13%, 03/01/23	810	784,849
Anne Arundel County, GO, Prerefunded 03/01/12 @ 100,
5.25%, 03/01/18	1,000	1,060,060
Baltimore City, Construction, Public Improvements, GO, INS: AMBAC,
5.00%, 10/15/19	715	761,690
Baltimore City, GO, INS: MBIA,
7.00%, 10/15/10	450	495,306
Baltimore City, RB, Waste Water Project, INS: FGIC,
5.00%, 07/01/22	1,000	1,081,990
Baltimore City, RB, Waste Water Project, INS: MBIA, Prerefunded 07/01/15 @ 100,
5.00%, 07/01/21	1,000	1,073,370
Baltimore County, GO
5.00%, 08/01/11	750	785,730
5.13%, 08/01/12	500	512,355
Baltimore County, RB, Catholic Health,
5.00%, 09/01/21	500	527,985
Baltimore, GO, 35 Day Auction Rate, INS: FSA,
3.70%, 10/15/20(a)	500	500,000
Charles County, GO,
5.00%, 03/01/12	1,000	1,049,770
Frederick County, GO, Public Facilities,
5.00%, 08/01/17	1,730	1,856,757
Harford County, GO,
5.00%, 07/15/20	600	637,344

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Harford County, GO, CPI, UT,
5.00%, 12/01/14	$125	$128,185
Maryland Environmental Services-Cecil County, RB, Landfill Project
5.13%, 09/01/10	180	184,597
5.30%, 09/01/12	250	259,568
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure, INS: MBIA
5.13%, 06/01/17	325	332,270
5.15%, 06/01/22	390	398,362
Maryland State Economic Development, RB, Corporate Lease, Maryland Department of Transportation Headquarters,
5.00%, 06/01/15	450	473,472
Maryland State Economic Development, RB, Infrastructure, University of Maryland-College Park Project, INS: AMBAC,
5.38%, 07/01/14	490	518,660
Maryland State Health & Higher Education, RB, Peninsula Medical Center,
5.00%, 07/01/19	500	524,515
Maryland State Health & Higher Education, RB, VRDB, Pooled Loan Program, LOC: Banc One,
3.80%, 04/01/35(a)	500	500,000
Maryland State Health & Higher Educational Facilities Anne Arundel Health System, RB, 7 Day Auction Rate INS:FSA,
2.93%, 07/01/34(a)	500	500,000
Maryland State Health & Higher Educational Facilities Authority, College of Notre Dame, INS: MBIA,
5.30%, 10/01/18	460	511,778
Maryland State Health & Higher Educational Facilities Authority, Johns Hopkins University, RB, Prerefunded 07/01/09 @ 101,
6.00%, 07/01/39	500	527,150
Maryland State Health & Higher Educational Facilities Authority, Johns Hopkins University, RB, Refunding,
5.63%, 07/01/17	500	510,595

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Health & Higher Educational Facilities Authority, RB, Board of Child Care
5.50%, 07/01/13	$1,650	$1,746,244
5.38%, 07/01/32	500	526,805
Maryland State Health & Higher Educational Facilities Authority, RB, Carroll Hospital Center,
5.00%, 07/01/36	1,000	1,005,760
Maryland State Health & Higher Educational Facilities Authority, RB, Goucher College,
5.38%, 07/01/25	500	530,270
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins Hospital,
5.13%, 07/01/20	500	516,220
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins University,
5.13%, 07/01/11	600	619,656
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins University
5.25%, 07/01/16	750	774,983
5.25%, 07/01/17	500	516,815
Maryland State Health & Higher Educational Facilities Authority, Suburban Hospital, RB,
5.50%, 07/01/16	750	803,887
Maryland State Health & Higher Educational Facilities Authority, University of MD Med System,
4.50%, 07/01/26	200	194,256
Maryland State Health & Higher Educational Facilities Authority, Western MD Health System, INS: MBIA, FHA,
5.00%, 07/01/21	750	794,272
Maryland State Industrial Development, RB, IDA, American Center for Physics, SPA: American Institute of Physics,
5.25%, 12/15/14	500	527,125
Maryland State Industrial Development, RB, National Aquarium Baltimore,
5.50%, 11/01/17	750	804,922

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State, GO,
4.25%, 08/01/21	$1,000	$1,003,720
Montgomery County Economic Development, RB, VRDB, Georgetown Prep, LOC: Bank of America,
3.76%, 06/01/35(a)	500	500,000
Montgomery County Revenue Authority, RB, Olney Indoor Swim Project,
5.25%, 10/01/12	200	200,136
Montgomery County, GO, VRDB, SPA:Dexia Credit Local,
3.80%, 06/01/26(a)	1,000	1,000,000
Montgomery County, RB, Economic Development Revenue, Trinity Health Care Group,
5.50%, 12/01/16	930	992,310
Montgomery County, RB, Housing Opportunity Community Housing, Multi-Family, Avalon Knoll, FNMA,
5.70%, 07/01/10	150	153,182
New Baltimore School Board, RB,
5.13%, 11/01/14	455	473,337
Prince Georges County IDA, RB, Upper Marlboro Justice, INS: MBIA
5.00%, 06/30/17	500	527,245
5.00%, 06/30/19	710	747,907
Prince Georges County, RB, IDA, Hyattsville District Court Facility,
6.00%, 07/01/09	675	675,601
Queen Anne’s County, GO, INS: FGIC,
5.00%, 11/15/10	400	415,612
Saint Mary’s County, GO, Refunding, St. Mary’s Hospital,
5.00%, 10/01/09	880	903,214
St. Mary’s College, RB, INS: AMBAC,
5.00%, 09/01/22	995	1,053,446
Talbot County, GO,
5.00%, 03/15/12	480	502,997
Washington County, GO, INS: FGIC,
5.00%, 01/01/16	675	693,488
Washington County, GO, INS: FGIC, Prerefunded 01/01/10 @ 101,
5.50%, 01/01/20	300	315,099

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Washington Suburban Sanitary District, GO
5.00%, 06/01/19	$680	$725,145
5.00%, 06/01/20	1,000	1,062,880
Washington Suburban Sanitary District, GO, General Construction, Prerefunded 06/01/10 @ 100,
5.25%, 06/01/24	440	457,864
Washington Suburban Sanitary District, GO, VRDB, SPA: Landesbank Hessen-Thuringen,
3.70%, 06/01/23(a)	500	500,000
Westminster Economic Development Revenue, RB, VRDB, LOC:Citizen Bank of Pennsylvania,
3.91%, 05/01/34(a)	500	500,000
Westminster Educational Facilities Revenue, RB, McDaniel College
5.00%, 11/01/21	160	165,205
5.00%, 11/01/23	240	246,883
Wicomico County, GO, INS: FGIC,
5.00%, 02/01/15	755	767,941
Worcester County, GO,
5.20%, 08/01/08	515	520,335

		43,451,955

Puerto Rico — 4.5%
Puerto Rico Commonwealth, Public Improvements, GO, INS: MBIA,
5.25%, 07/01/21	1,000	1,076,950
Puerto Rico Electric Power Authority, Power, RB, INS: MBIA, Prerefunded 07/01/07 @ 101.5
5.40%, 07/01/13	105	106,703
5.00%, 07/01/19	1,000	1,062,700

		2,246,353

TOTAL MUNICIPAL BONDS
(Cost $46,604,127)		47,159,477

	Shares	Value
MONEY MARKET FUNDS — 4.1%
Goldman Sachs Financial Square Tax-Free Money Market Fund	1,104,181	$1,104,181
JP Morgan Tax-Free Money Market Fund	941,025	941,025

TOTAL MONEY MARKET FUNDS
(Cost $2,045,206)		2,045,206

TOTAL INVESTMENTS IN SECURITIES — 98.8%
(Cost $48,649,333)(b)		49,204,683
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		578,825

NET ASSETS — 100.0%		$49,783,508

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2007.
(b)	Aggregate cost for Federal income tax purposes is $48,649,333. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$724,005
Excess of tax cost over value	$(168,655)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

May 31, 2007

	Par (000)	Value

MUNICIPAL BONDS — 97.0%
Arizona — 4.3%
Arizona School Facilities Board, RB, Prerefunded 07/01/11 @ 100,
5.50%, 07/01/12	$1,395	$1,482,564
University of Arizona, RB, INS: FSA,
5.25%, 06/01/09	1,050	1,080,114

		2,562,678

Colorado — 1.8%
Regional Transportation District, RB, Sales Tax Revenue, INS: AMBAC,
5.25%, 11/01/11	1,000	1,057,440

Florida — 14.3%
Brevard County, Health Facilities Authority, INS: MBIA,
5.63%, 10/01/14	2,550	2,565,733
Canaveral Port Authority, RB, INS: FGIC,
5.70%, 06/01/13	280	283,240
Cape Coral Water & Sewer, RB, INS: AMBAC,
5.00%, 10/01/15	1,205	1,290,398
Florida State Division of Bond Finance Dept. General Services, RB, INS: FSA,
5.25%, 07/01/13	1,810	1,852,336
St. Lucie County, RB, INS: MBIA,
5.50%, 04/01/10	1,000	1,027,060
Tampa Water & Sewer, RB, INS:
FSA, 5.00%, 10/01/11	1,530	1,598,116

		8,616,883

Kentucky — 1.7%
Kentucky State Turnpike Authority, RB, Revitalization, INS: FSA,
5.50%, 07/01/10	1,000	1,048,230

Maryland — 7.7%
Anne Arundel County, GO,
5.00%, 03/01/14	1,000	1,067,020
Baltimore City, GO, INS: FSA, 35 Day Auction Rate Security,
3.70%, 10/15/22(a)	1,000	1,000,000
Maryland State Health & Higher Education, RB, INS: MBIA, FHA, Western Maryland HLTH System,
4.00%, 01/01/15	1,000	996,740
Maryland State Health & Higher Education, RB, Johns Hopkins Hospital,
5.00%, 05/15/10	500	516,130

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Prince Georges County, GO, CPI, INS: FSA,
5.50%, 05/15/09	$1,000	$1,033,260

		4,613,150

Massachusetts — 7.3%
Massachusetts State, GO, VRDB, SPA: State Street,
3.90%, 12/01/30(a)	500	500,000
Massachusetts, GO, ETM,
6.50%, 08/01/08	1,785	1,837,158
Massachusetts, GO, Prerefunded 04/01/08 @ 101,
5.00%, 04/01/15	2,000	2,040,500

		4,377,658

Michigan — 1.8%
Michigan State Building Authority, RB,
5.25%, 10/15/13	1,030	1,060,323

Missouri — 1.8%
Missouri State Health & Educational Facilities, RB, VRDB, Cox Health Systems, INS: AMBAC, SPA: Bank of Nova Scotia,
3.95%, 06/01/22(a)	50	50,000
Missouri State Highways & Transportation Commission, RB,
4.25%, 05/01/15	1,000	1,022,900

		1,072,900

New Jersey — 11.4%
New Jersey Economic Development, RB, INS: AMBAC,
5.00%, 09/15/11	1,120	1,169,840
New Jersey Economic Development, RB, INS: MBIA,
5.00%, 07/01/09	2,000	2,049,340
New Jersey State Transportation, RB,
5.00%, 06/15/08	2,000	2,025,960
New Jersey State Transportation, RB, ETM, INS: MBIA,
6.50%, 06/15/10	1,500	1,613,895

		6,859,035

New York — 7.1%
New York City, GO
5.00%, 08/01/09	1,130	1,157,278
5.00%, 08/01/10	2,000	2,065,820
5.00%, 08/01/11	1,000	1,040,600

		4,263,698

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Par (000)	Value

MUNICIPAL BONDS — Continued
North Carolina — 5.3%
North Carolina State, GO, VRDB, SPA: Landesbank Hessen-Thueringen Girozentrale,
3.75%, 05/01/21(a)	$1,900	$1,900,000
University of North Carolina, RB,
5.00%, 12/01/11	1,250	1,310,837

		3,210,837

Oregon — 5.2%
Oregon State Department of Administrative Services, RB, INS: FSA,
5.00%, 09/01/10	1,835	1,901,978
Oregon State, GO,
5.25%, 10/15/13	1,145	1,219,070

		3,121,048

Pennsylvania — 8.7%
Allegheny County Higher Ed Building Authority, RB, VRDB, Carnegie-Mellon University, SPA: Landesbank Hessen-Thueringen Girozentrale,
3.85%, 12/01/33(a)	500	500,000
Harrisburg Authority School Revenue, GO, INS: FGIC,
5.00%, 04/01/10	1,250	1,290,050
Pennsylvania State Higher Education, RB, INS: MBIA, Prerefunded 06/01/10 @ 100,
5.50%, 06/01/18	1,430	1,498,068
Pennsylvania State, GO,
5.00%, 07/01/14	1,800	1,919,016

		5,207,134

South Carolina — 6.1%
Berkeley County Pollution Control Facilities, RB, VRDB, Amoco Chemical Company Project,
3.90%, 07/01/12(a)	500	500,000
Richland County School District, GO, INS: FSA,
5.00%, 03/01/09	1,595	1,628,974
South Carolina Public Service Authority, RB, INS: FSA,
5.00%, 01/01/13	1,460	1,538,942

		3,667,916

Tennessee — 1.7%
Shelby County, GO,
5.00%, 04/01/09	1,000	1,021,240

	Shares/ Par (000)	Value

MUNICIPAL BONDS — Continued
Texas — 1.2%
Corpus Christi Texas Independent School District,
5.00%, 08/15/11	$740	$744,240

Utah — 0.8%
Carbon County Pollution Center, RB, Pacificorp Project, INS: AMBAC, SPA: JP Morgan,
3.93%, 11/01/24(a)	500	500,000

Virginia — 7.1%
Newport News, Series B,
5.25%, 02/01/17	1,000	1,096,730
Northern Virginia Transportation District, RB, INS: FSA,
5.38%, 07/01/14	1,000	1,036,650
Virginia State, GO, RB,
5.00%, 06/01/13	2,000	2,127,460

		4,260,840

West Virginia — 1.7%
School Building Authority, RB, Capital Improvement, AMBAC, Prerefunded 07/01/07 @ 102,
5.50%, 07/01/11	1,000	1,021,220

TOTAL MUNICIPAL BONDS
(Cost $58,564,904)		58,286,470

MONEY MARKET FUNDS — 1.9%
Goldman Sachs Financial Square Tax-Free Money Market Fund	533,946	533,946
JP Morgan Tax-Free Money Market Fund	600,000	600,000

TOTAL MONEY MARKET FUNDS
(Cost $1,133,946)		1,133,946

TOTAL INVESTMENTS IN SECURITIES — 98.9%
(Cost $59,698,850)(b)		59,420,416
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		665,456

NET ASSETS — 100.0%		$60,085,872

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2007.
(b)	Aggregate cost for Federal income tax purposes is $59,698,850. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$133,598
Excess of tax cost over value	$(412,032)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

May 31, 2007

	Par (000)	Value

MUNICIPAL BONDS — 98.8%
Alabama — 1.3%
Auburn University, RB, General Fee Revenue, INS: MBIA,
5.50%, 06/01/13	$1,000	$1,059,330

California — 9.6%
San Diego Unified School District, GO, INS: FSA
5.25%, 07/01/28	2,000	2,273,520
5.25%, 07/01/28	1,000	1,136,760
Sonoma Valley California Unified School District, GO, INS: FGIC,
4.00%, 08/01/15	2,375	2,399,629
Western Riverside County Water & Wastewater Finance Authority, RB, Series A, INS: AMBAC,
5.00%, 09/01/30	2,000	2,085,540

		7,895,449

Colorado — 6.2%
Adams State College, RB, INS: MBIA,
5.25%, 05/15/24	1,000	1,063,890
Arapahoe County District No. 5, Cherry Creek, GO, INS: SAW, Prerefunded 12/15/09 @ 100,
6.00%, 12/15/13	1,000	1,054,020
Denver City and County, COP, INS: AMBAC , Prerefunded 12/01/10 @ 101,
5.75%, 12/01/18	1,750	1,874,670
Denver City and County, GO,
6.00%, 10/01/10	1,000	1,067,030

		5,059,610

District of Columbia — 1.2%
District of Columbia, RB, Georgetown University, INS: MBIA, 35 Day Auction Rate Security,
3.85%, 04/25/34(a)	1,000	1,000,000

Florida — 5.9%
Hillsborough County, Capital Improvement, RB, INS: MBIA,
4.38%, 07/01/21	1,755	1,752,209
Lee County Transit Facilities Revenue, RB, INS: AMBAC,
5.50%, 10/01/14	1,000	1,062,610
Miami-Dade Ed Facilities Authority, RB, University of Miami, INS: AMBAC, Prerefunded 04/01/14 @ 100,
5.00%, 04/01/22	1,000	1,061,590

	Par (000)	Value

MUNICIPAL BONDS — Continued
Florida — Continued
Sarasota County Florida Public Hospital, RB, VRDB, INS: AMBAC,
3.95%, 07/01/37(a)	$1,000	$1,000,000

		4,876,409

Georgia — 4.8%
Atlanta Airport, RB, INS: FGIC,
5.75%, 01/01/14	2,000	2,109,280
5.88%, 01/01/16	1,760	1,861,059

		3,970,339

Illinois — 1.6%
Chicago, GO, INS: AMBAC,
6.25%, 01/01/13	1,000	1,115,580
Cicero, GO, INS: XLCA,
5.00%, 01/01/13	200	209,692

		1,325,272

Louisiana — 3.1%
Louisiana Public Facilities, RB, INS: FSA,
5.50%, 08/01/17	2,365	2,501,295

Maryland — 5.2%
Anne Arundel County, GO
4.13%, 03/01/23	2,000	1,937,900
4.13%, 03/01/23	1,000	968,950
Maryland State Health & Higher Education, RB, Peninsula Medical Center,
5.00%, 07/01/20	1,325	1,387,937

		4,294,787

Massachusetts — 3.9%
Massachusetts Bay Transportation Authority,
5.75%, 07/01/15	85	89,787
Massachusetts Bay Transportation Authority Prerefunded 07/01/10 @ 100,
5.75%, 07/01/15	915	966,249
Massachusetts State Water Resources Authority, RB, VRDB, LIQ: Landesbank Hessen-Thuringen,
3.95%, 08/01/20(a)	800	800,000
Pembroke, GO, INS: FGIC,
5.50%, 11/15/20	1,230	1,316,801

		3,172,837

Michigan — 5.3%
Detroit Sewer Disposal, RB, INS: MBIA,
5.00%, 07/01/12	1,000	1,052,030

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2007

	Par (000)	Value

MUNICIPAL BONDS — Continued
Michigan — Continued
Michigan State Board Authority, RB, Clean Water,
5.25%, 10/01/18	$2,000	$2,121,620
Southfield Library, RB, INS: MBIA,
5.00%, 05/01/17	1,135	1,209,649

		4,383,299

Missouri — 3.1%
Missouri State Board of Public Buildings, RB, Special Obligation,
5.75%, 05/01/09	1,500	1,555,455
Missouri State Health & Educational Facilities, RB, VRDB, Cox Health Systems, INS: AMBAC, SPA: Bank of Nova Scotia,
3.95%, 06/01/22(a)	1,000	1,000,000

		2,555,455

New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, VRDB, Series B, Dartmouth College, SPA: JP Morgan Chase Bank,
3.74%, 06/01/41(a)	1,000	1,000,000

New Jersey — 5.3%
New Jersey Environmental Infrastructure, Prerefunded 09/01/09 @ 101,
5.50%, 09/01/16	1,000	1,046,610
New Jersey State Educational Facilities Authority, RB, Princeton University,
4.38%, 07/01/28	1,500	1,506,090
New Jersey State Transportation, Trust Fund, RB,
5.50%, 06/15/08	520	529,084
New Jersey State Transportation, Trust Fund, RB, ETM,
5.50%, 06/15/08	1,280	1,303,015

		4,384,799

New York — 6.1%
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Bank of New York,
3.80%, 08/01/18(a)	1,500	1,500,000
New York State Environmental Facility Corp. Station Clean Water & Drinking,
5.25%, 06/15/16	1,350	1,436,265
New York State Environmental Facility, RB,
6.00%, 06/15/18	1,775	1,852,621

	Par (000)	Value

MUNICIPAL BONDS — Continued
New York — Continued
New York State Environmental Facility, RB, Prerefunded 06/15/09 @ 100,
6.00%, 06/15/18	$225	$235,152

		5,024,038

North Carolina — 3.9%
North Carolina Medical Care Commission Health System Revenue, GO, Mission Health Combined Group,
5.00%, 10/01/22	1,000	1,036,680
Orange County North Carolina, GO,
5.25%, 04/01/16	2,000	2,181,820

		3,218,500

Ohio — 1.4%
Eaton School District, GO, INS: FGIC, Prerefunded 12/01/12 @ 101,
5.75%, 12/01/20	1,000	1,101,310

Oklahoma — 3.8%
Oklahoma City, GO, INS: FGIC,
5.00%, 03/01/14	2,980	3,126,974

Oregon — 2.5%
Oregon State Bond Bank, RB, INS: MBIA,
5.50%, 01/01/18	2,000	2,057,920

Pennsylvania — 8.2%
Allegheny County Sanitation Authority, RB, INS: MBIA,
5.75%, 12/01/13	1,150	1,231,155
Chester County, GO,
5.50%, 11/15/15	2,235	2,381,460
Mifflin County, GO, INS: FGIC, Prerefunded 09/01/11 @ 100,
5.63%, 09/01/28	2,000	2,119,020
Montgomery County, GO,
4.00%, 10/15/11	1,000	1,006,330

		6,737,965

Puerto Rico — 3.7%
Puerto Rico Commonwealth Highway & Transportation Authority, RB, INS: MBIA,
5.50%, 07/01/13	2,780	3,027,754

South Carolina — 2.7%
Columbia COPs, INS: AMBAC,
5.25%, 06/01/17	2,095	2,243,598

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2007

	Shares/ Par (000)	Value

MUNICIPAL BONDS — Continued
Utah — 1.2%
Salt Lake County, RB, VRDB, PCRB, Service Station Holdings Project, BP Amoco,
3.90%, 02/01/08(a)	$1,000	$1,000,000

Virginia — 7.6%
Montgomery County IDA Lease, RB, INS: AMBAC, Prerefunded 1/15/11 @ 101,
6.00%, 01/15/17	1,000	1,081,560
Virginia State Public Schools, RB,
5.50%, 08/01/08	1,500	1,530,195
Virginia State, Public Building Authority, RB, VRDB, SPA: Dexia Credit Local,
3.76%, 08/01/25(a)	1,500	1,500,000
Virginia, GO,
5.00%, 06/01/21	2,000	2,125,760

		6,237,515

TOTAL MUNICIPAL BONDS
(Cost $80,851,596)		81,254,455

MONEY MARKET FUNDS — 0.1%
Goldman Sachs Financial Square Tax-Free Money Market Fund	94,885	94,885
JP Morgan Tax-Free Money Market Fund	5,860	5,860

TOTAL MONEY MARKET FUNDS
(Cost $100,745)		100,745

TOTAL INVESTMENTS IN SECURITIES — 98.9%
(Cost $80,952,341)(b)		81,355,200
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		887,856

NET ASSETS — 100.0%		$82,243,056

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2007.
(b)	Aggregate cost for Federal income tax purposes is $80,952,341. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$849,650
Excess of tax cost over value	$(446,791)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INVESTMENT ABBREVIATIONS

ADR	American Depository Receipt
AMBAC	Insured by American Municipal Bond Insurance Corp.
CL	Class
COP	Certificate of Participation
CPI	Consolidated Public Improvement
ETM	Escrowed to Maturity
GDR	Global Depository Receipt
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
FSA	Insured by Federal Security Assurance
GO	General Obligation
IDA	Industrial Development Agency
INS	Insured
LIQ	Liquidity Facility
LLC	Limited Liability Co.
LOC	Letter of Credit
MBIA	Municipal Bond Insurance Association
PCRB	Pollution Control Revenue Bonds
PLC	Public Liability Co.
RB	Revenue Bond
SAW	State Aid Withholding
SPA	Standby Purchase Agreement
STRIPS	Separately Traded Registered Interest and Principal Securities
TECP	Tax-Exempt Commercial Paper
UT	Unlimited Tax
VRDB	Variable Rate Demand Bond
XLCA	Insured by XL Capital Assurance

Mercantile Funds, Inc.

Statements of Assets and Liabilities

May 31, 2007

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
ASSETS
Investments in securities, at amortized cost*	$991,787,680	$546,796,463	$243,706,549
Repurchase agreements, at cost and value	65,000,000	93,000,000	—

Total Investments in Securities	1,056,787,680	639,796,463	243,706,549

Cash	—	—	4
Interest and dividends receivable	2,588,660	803,237	1,522,570
Prepaid expenses and other assets	2,543	2,148	946

Total Assets	1,059,378,883	640,601,848	245,230,069

LIABILITIES
Distributions payable	3,386,232	1,881,417	692,938
Payable for return of collateral received for securities on loan	30,373,591	147,770,182	—
Accrued expenses and other payables:
Investment advisory fees	206,324	92,182	44,404
Fund administration fees	108,966	49,559	26,473
Compliance fees	723	723	723
Distribution and service fees	74,282	592	1,881
Other	70,733	46,512	28,243

Total Liabilities	34,220,851	149,841,167	794,662

NET ASSETS	$1,025,158,032	$490,760,681	$244,435,407

REPRESENTED BY:
Capital	$1,025,154,459	$490,761,209	$244,504,679
Accumulated net investment income	—	—	—
Accumulated net realized gains (losses) from investments	3,573	(528)	(69,272)
Net unrealized appreciation (depreciation) on investments	—	—	—

NET ASSETS	$1,025,158,032	$490,760,681	$244,435,407

NET ASSETS
Institutional Shares	$856,336,152	$489,517,433	$240,137,544
Class A Shares	168,544,139	1,242,145	4,296,187
Class C Shares	277,741	1,103	1,676

Total	$1,025,158,032	$490,760,681	$244,435,407

SHARES OUTSTANDING (par value of $0.001 per share) (20 billion shares authorized)
Institutional Shares	856,397,149	489,643,684	240,213,056
Class A Shares	168,543,475	1,242,141	4,299,188
Class C Shares	277,740	1,102	1,676

Total	1,025,218,364	490,886,927	244,513,920

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$1.00	$1.00	$1.00
Class A Shares	$1.00	$1.00	$1.00
Class C Shares	$1.00	$1.00	$1.00

*	Includes value of securities on loan of $29,499,865; $144,677,281; and $0.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

May 31, 2007

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
ASSETS
Investments in securities, at value (cost $470,941,591, $96,318,637, $50,335,728, $257,993,903, $688,751,618 and $209,213,711; respectively)*	$559,507,538	$114,726,412	$60,066,057	$318,172,403	$930,155,222	$320,334,817
Repurchase agreements, at cost and value	2,853,000	170,000	348,000	—	10,979,000	—

Total Investments in Securities	562,360,538	114,896,412	60,414,057	318,172,403	941,134,222	320,334,817

Cash	948	879	616	11,516	596,897	2
Foreign currency, at value (cost $0, $0, $0, $0, $6,507,290 and $0)	—	—	—	—	6,596,011	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	79,932	—
Unrealized appreciation on spot foreign currency contracts	—	—	—	—	845	—
Interest and dividends receivable	959,459	276,588	53,912	162,428	2,710,332	152,939
Receivable for capital shares issued	5,950	—	29	10,220	17,848	28,066
Receivable for investments sold	3,425,367	2,219,786	—	516,563	1,925,069	3,274,832
Reclaims receivable	—	—	—	—	210,561	—
Prepaid expenses and other assets	11	847	5,032	1,127	64,721	846

Total Assets	566,752,273	117,394,512	60,473,646	318,874,257	953,336,438	323,791,502

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	385,220	—
Unrealized depreciation on spot foreign currency contracts	—	—	—	—	1,636	—
Payable for investments purchased	3,478,047	1,642,890	—	119,060	1,705,903	3,193,283
Payable for return of collateral received for securities on loan	90,657,362	13,843,764	7,703,828	91,611,197	118,889,956	94,121,082
Payable for capital shares redeemed	387,775	51,104	56,266	144,289	210,423	93,257
Accrued expenses and other payables:
Investment advisory fees	246,370	44,861	16,550	207,621	720,884	150,468
Fund administration fees	49,509	10,711	5,506	23,886	87,589	23,511
Compliance fees	723	723	723	723	723	723
Directors’ fees	—	774	489	489	489	489
Distribution and service fees	4,923	474	268	1,054	2,427	1,814
Other	68,501	11,556	22,385	44,549	350,678	48,086

Total Liabilities	94,893,210	15,606,857	7,806,015	92,152,868	122,355,928	97,632,713

NET ASSETS	$471,859,063	$101,787,655	$52,667,631	$226,721,389	$830,980,510	$226,158,789

REPRESENTED BY:
Capital	$353,979,456	$75,439,483	$65,953,437	$147,225,584	$545,858,878	$101,460,270
Accumulated net investment income (loss)	811,740	280,809	7,584	—	508,147	(513,481)
Accumulated net realized gains (losses) from investment and foreign currency transactions	28,501,920	7,659,588	(23,023,719)	19,317,305	43,444,332	14,090,894
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	88,565,947	18,407,775	9,730,329	60,178,500	241,169,153	111,121,106

NET ASSETS	$471,859,063	$101,787,655	$52,667,631	$226,721,389	$830,980,510	$226,158,789

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

May 31, 2007

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
NET ASSETS
Institutional Shares	$461,758,800	$100,741,464	$52,089,222	$224,503,035	$825,712,345	$222,447,791
Class A Shares	8,582,700	999,885	555,310	1,945,958	4,867,134	3,135,333
Class C Shares	1,517,563	46,306	23,099	272,396	401,031	575,665

Total	$471,859,063	$101,787,655	$52,667,631	$226,721,389	$830,980,510	$226,158,789

SHARES OUTSTANDING (par value of $0.001 per share) (20 billion shares authorized)
Institutional Shares	23,606,101	19,317,019	6,140,559	18,047,887	43,049,753	10,418,520
Class A Shares	441,422	192,316	66,394	160,432	256,818	147,681
Class C Shares	79,427	8,880	2,815	23,090	21,482	27,172

Total	24,126,950	19,518,215	6,209,768	18,231,409	43,328,053	10,593,373

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$19.56	$5.22	$8.48	$12.44	$19.18	$21.35
Class A Shares	$19.44	$5.20	$8.36	$12.13	$18.95	$21.23
Class C Shares(a)	$19.11	$5.21	$8.21	$11.80	$18.67	$21.19

Maximum offering price per share (100%/(100% — maximum sales charge) of net asset value adjusted to the nearest cent)
Class A Shares	$20.41	$5.46	$8.78	$12.73	$19.90	$22.29

Maximum Sales Charge — Class A Shares	4.75%	4.75%	4.75%	4.75%	4.75%	4.75%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year
*	Includes value of securities on loan of $88,467,148; $13,463,302; $7,530,695; $88,644,575; $114,224,257; and $91,464,036.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

May 31, 2007

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
ASSETS
Investments in securities, at value (cost $132,129,848, $161,699,513, $48,649,333, $59,698,850 and $80,952,341; respectively)*	$131,331,742	$160,233,515	$49,204,683	$59,420,416	$81,355,200

Total Investments in Securities	131,331,742	160,233,515	49,204,683	59,420,416	81,355,200

Cash	—	—	4	4	4
Interest and dividends receivable	1,347,793	1,169,483	764,355	854,195	1,197,817
Receivable for capital shares issued	4,359	6,979	—	47,184	26,340
Receivable for investments sold	115,003	122,164	—	—	—
Prepaid expenses and other assets	361	360	—	361	361

Total Assets	132,799,258	161,532,501	49,969,042	60,322,160	82,579,722

LIABILITIES
Distributions payable	286,628	475,450	143,625	157,396	253,353
Payable for investments purchased	492,585	—	—	—	—
Payable for return of collateral received for securities on loan	6,483,931	12,341,561	—	—	—
Payable for capital shares redeemed	52,353	42,288	7,155	25,184	26,340
Accrued expenses and other payables:
Investment advisory fees	31,790	36,369	5,126	13,795	19,958
Fund administration fees	13,377	16,034	5,321	6,580	8,826
Compliance fees	723	723	723	723	723
Directors’ fees	490	489	490	490	490
Distribution and service fees	2,038	578	501	480	429
Other	32,369	21,536	22,593	31,640	26,547

Total Liabilities	7,396,284	12,935,028	185,534	236,288	336,666

NET ASSETS	$125,402,974	$148,597,473	$49,783,508	$60,085,872	$82,243,056

REPRESENTED BY:
Capital	$129,238,504	$151,630,975	$49,860,453	$62,072,366	$81,423,116
Accumulated net investment income (loss)	(354)	(150,895)	—	—	—
Accumulated net realized gains (losses) from investments	(3,037,070)	(1,416,609)	(632,295)	(1,708,060)	417,081
Net unrealized appreciation (depreciation) on investments	(798,106)	(1,465,998)	555,350	(278,434)	402,859

NET ASSETS	$125,402,974	$148,597,473	$49,783,508	$60,085,872	$82,243,056

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

May 31, 2007

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
NET ASSETS
Institutional Shares	$121,215,965	$147,510,688	$48,741,813	$59,046,771	$81,317,269
Class A Shares	3,588,312	885,741	927,592	932,108	820,758
Class C Shares	598,697	201,044	114,103	106,993	105,029

Total	$125,402,974	$148,597,473	$49,783,508	$60,085,872	$82,243,056

SHARES OUTSTANDING (par value of $0.001 per share) (20 billion shares authorized)
Institutional Shares	11,978,749	15,417,997	4,520,577	5,987,506	8,595,085
Class A Shares	354,714	92,548	86,042	94,473	86,535
Class C Shares	59,218	21,018	10,580	10,850	11,094

Total	12,392,681	15,531,563	4,617,199	6,092,829	8,692,714

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$10.12	$9.57	$10.78	$9.86	$9.46
Class A Shares	$10.12	$9.57	$10.78	$9.87	$9.48
Class C Shares(a)	$10.11	$9.57	$10.78	$9.86	$9.47

Maximum offering price per share (100%/(100% — maximum sales charge) of net asset value adjusted to the nearest cent)
Class A Shares	$10.57	$9.99	$11.26	$10.31	$9.90

Maximum Sales Charge — Class A Shares	4.25%	4.25%	4.25%	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year
*	Includes value of securities on loan of $6,256,878; $11,872,350; $0; $0; and $0.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2007

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$47,049,806	$21,983,709	$8,189,015
Dividends	2,984,593	295,685	275,564
Income from securities loaned-net	18,884	74,200	—

TOTAL INVESTMENT INCOME	50,053,283	22,353,594	8,464,579

EXPENSES:
Investment advisory fees	2,373,363	1,070,760	591,567
Administration fees	1,186,699	535,388	295,788
Accounting agent fees	213,326	97,602	54,928
Distribution and service fees
Class A Shares	762,487	6,355	25,061
Class C Shares	4,136	13	15
Compliance fees	8,676	8,676	8,676
Custodian fees	53,215	19,755	8,179
Directors fees	13,501	13,501	13,501
Transfer agent fees	22,999	16,502	16,002
Professional fees	51,875	35,151	27,001
Registration fees	27,499	3,500	3,749
Printing costs	35,588	14,749	7,501
Other	66,829	41,819	24,840

TOTAL EXPENSES	4,820,193	1,863,771	1,076,808
Fees waived by Investment Advisor	(248,420)	(140,547)	(103,292)
Custody credit	(7,759)	(3,638)	(1,930)
Distribution and service fees waived — Class C Shares	(2,068)	(5)	(7)

NET EXPENSES	4,561,946	1,719,581	971,579

NET INVESTMENT INCOME	45,491,337	20,634,013	7,493,000

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	3,604	1,763	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,494,941	$20,635,776	$7,493,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2007

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
INVESTMENT INCOME:
Interest	$163,667	$34,470	$29,123	$286,296	$897,665	$—
Dividends	6,732,029 (a)	2,994,180	389,438 (b)	1,789,334 (c)	20,509,734 (d)	4,335,799
Income from securities loaned-net	84,163	13,563	7,905	295,081	670,758	74,776

TOTAL INVESTMENT INCOME	6,979,859	3,042,213	426,466	2,370,711	22,078,157	4,410,575

EXPENSES:
Investment advisory fees	2,751,354	581,455	285,412	2,974,713	9,262,523	1,836,902
Administration fees	573,204	121,138	59,462	286,034	949,040	287,020
Accounting agent fees	103,891	25,243	13,436	58,562	192,892	53,336
Distribution and service fees
Class A Shares	43,504	4,848	3,035	9,714	23,013	16,604
Class C Shares	21,608	416	189	4,767	6,697	7,603
Compliance fees	8,676	8,676	8,676	8,676	8,676	8,676
Custodian fees	27,992	6,433	4,196	16,511	1,065,612	15,903
Directors fees	14,001	11,501	14,501	14,501	14,501	14,501
Transfer agent fees	43,001	22,999	21,499	33,043	27,999	33,500
Professional fees	43,727	25,251	20,302	43,299	60,456	33,004
Registration fees	51,451	15,750	16,502	45,022	49,921	46,308
Printing costs	22,724	6,749	4,500	16,502	34,003	13,750
Other	39,988	13,311	11,069	20,604	44,453	22,776

TOTAL EXPENSES	3,745,121	843,770	462,779	3,531,948	11,739,786	2,389,883
Fees waived by Investment Advisor	(122,408)	(86,453)	(90,288)	(598,363)	(1,881,326)	—
Custody credit	(3,725)	(801)	(400)	(1,881)	(174,003)	(1,921)

NET EXPENSES	3,618,988	756,516	372,091	2,931,704	9,684,457	2,387,962

NET INVESTMENT INCOME (LOSS)	3,360,871	2,285,697	54,375	(560,993)	12,393,700	2,022,613

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investments	46,754,101	11,370,722	2,699,720	24,372,485	68,869,895	23,482,219
Foreign currency transactions	—	—	—	—	(9,306,901)	—

	46,754,101	11,370,722	2,699,720	24,372,485	59,562,994	23,482,219

Change in net unrealized appreciation (depreciation):
Investments	38,705,246	6,460,678	7,114,453	6,967,351	98,841,339	31,404,644
Translation of assets and liabilities in foreign currencies	—	—	—	—	250,469	—

	38,705,246	6,460,678	7,114,453	6,967,351	99,091,808	31,404,644

Net realized and unrealized gain on investments and foreign currency transactions	85,459,347	17,831,400	9,814,173	31,339,836	158,654,802	54,886,863

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$88,820,218	$20,117,097	$9,868,548	$30,778,843	$171,048,502	$56,909,476

(a)	Net of withholding taxes of $461.
(b)	Net of withholding taxes of $93.
(c)	Net of withholding taxes of $886.
(d)	Net of withholding taxes of $1,780,830.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2007

	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
INVESTMENT INCOME:
Interest	$5,956,164	$7,789,761	$2,055,354	$2,501,886	$3,688,030
Dividends	79,404	91,900	62,961	45,363	68,332
Income from securities loaned-net	29,284	21,108	—	—	—

TOTAL INVESTMENT INCOME	6,064,852	7,902,769	2,118,315	2,547,249	3,756,362

EXPENSES:
Investment advisory fees	452,123	527,169	252,123	360,894	456,395
Administration fees	161,475	188,278	63,032	90,225	114,101
Accounting agent fees	36,515	55,785	17,956	18,254	24,096
Distribution and service fees
Class A Shares	18,702	5,335	4,990	4,258	3,916
Class C Shares	7,677	3,318	1,310	1,063	1,249
Compliance fees	8,676	8,676	8,676	8,676	8,676
Custodian fees	5,824	8,710	2,188	877	2,599
Directors fees	14,501	14,501	14,501	14,501	14,501
Transfer agent fees	30,999	25,999	20,750	21,031	19,998
Professional fees	27,251	26,750	23,925	23,503	23,751
Registration fees	19,998	9,749	4,749	14,112	16,351
Printing costs	10,001	7,001	5,476	4,000	5,001
Other	19,987	20,079	14,794	16,375	17,364

TOTAL EXPENSES	813,729	901,350	434,470	577,769	707,998
Fees waived by Investment Advisor	(108,220)	(100,740)	(163,073)	(193,296)	(223,139)
Custody credit	(1,041)	(1,223)	(404)	(555)	(718)

NET EXPENSES	704,468	799,387	270,993	383,918	484,141

NET INVESTMENT INCOME	5,360,384	7,103,382	1,847,322	2,163,331	3,272,221

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(622,063)	(263,406)	148,168	(237,971)	678,742

Change in net unrealized appreciation (depreciation):
Investments	1,692,859	2,232,215	(81,898)	319,719	(667,598)

Net realized and unrealized gain on investments	1,070,796	1,968,809	66,270	81,748	11,144

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,431,180	$9,072,191	$1,913,592	$2,245,079	$3,283,365

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund Year Ended May 31, 2007	Prime Money Market Fund Year Ended May 31, 2006	Government Money Market Fund Year Ended May 31, 2007	Government Money Market Fund Year Ended May 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$45,491,337	$29,775,420	$20,634,013	$14,586,175
Net realized gain (loss) from investments	3,604	(31)	1,763	—

Net increase in net assets resulting from operations	45,494,941	29,775,389	20,635,776	14,586,175

Distributions to shareholders from Net investment income:
Institutional Shares	(38,799,637)	(26,292,850)	(20,579,090)	(14,550,081)
Class A Shares	(6,673,685)	(3,461,702)	(54,865)	(35,997)
Class C Shares	(18,015)	(20,868)	(58)	(97)

Total distributions to shareholders	(45,491,337)	(29,775,420)	(20,634,013)	(14,586,175)

Capital Share Transactions:
Proceeds of shares sold
Institutional Shares	1,109,736,102	1,074,770,057	991,061,752	925,514,613
Class A Shares	187,519,919	141,472,264	2,058,835	1,565,876
Class C Shares	33,666	160,820	—	—
Cost of shares redeemed
Institutional Shares	(1,024,311,092)	(1,018,516,202)	(889,308,399)	(922,298,478)
Class A Shares	(153,490,254)	(103,935,143)	(1,928,777)	(2,097,426)
Class C Shares	(442,896)	(835,505)	(2,102)	—
Value of shares issued in reinvestment of dividends
Institutional Shares	1,802,548	1,366,241	371,287	424,574
Class A Shares	6,670,928	3,607,222	54,751	38,512
Class C Shares	17,952	23,112	57	102

Increase (decrease) in net assets derived from capital share transactions	127,536,873	98,112,866	102,307,404	3,147,773

TOTAL INCREASE (DECREASE) IN NET ASSETS	127,540,477	98,112,835	102,309,167	3,147,773
NET ASSETS:
Beginning of year	897,617,555	799,504,720	388,451,514	385,303,741

End of year	$1,025,158,032	$897,617,555	$490,760,681	$388,451,514

Accumulated Net Investment Income (Loss)	$—	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,109,736,102	1,074,770,057	991,061,752	925,514,613
Class A Shares	187,519,919	141,472,264	2,058,835	2,086,477
Class C Shares	33,666	160,820	—	—
Shares redeemed
Institutional Shares	(1,024,311,092)	(1,018,516,202)	(889,308,399)	(922,298,478)
Class A Shares	(153,490,254)	(103,935,143)	(1,928,777)	(2,618,027)
Class C Shares	(442,896)	(835,505)	(2,102)	—
Shares issued in reinvestment of dividends
Institutional Shares	1,802,548	1,366,241	371,287	424,574
Class A Shares	6,670,928	3,607,222	54,751	38,512
Class C Shares	17,952	23,112	57	102

Net Increase (Decrease) in Shares
Institutional Shares	87,227,558	57,620,096	102,124,640	3,640,709
Class A Shares	40,700,593	41,144,343	184,809	(493,038)
Class C Shares	(391,278)	(651,573)	(2,045)	102

Change in Shares	127,536,873	98,112,866	102,307,404	3,147,773

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund Year Ended May 31, 2007	Tax-Exempt Money Market Fund Year Ended May 31, 2006	Growth & Income Fund Year Ended May 31, 2007	Growth & Income Fund Year Ended May 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$7,493,000	$4,869,232	$3,360,871	$3,487,895
Net realized gain from investments	—	—	46,754,101	68,396,958
Change in net unrealized appreciation (depreciation) on investments	—	—	38,705,246	(40,319,266)

Net increase in net assets resulting from operations	7,493,000	4,869,232	88,820,218	31,565,587

Distributions to shareholders from
Net investment income:
Institutional Shares	(7,283,888)	(4,815,436)	(3,296,537)	(3,409,699)
Class A Shares	(132,163)	(130,668)	(20,258)	(19,013)
Class C Shares	(45)	(32)	—	(136)
Net realized capital gains:
Institutional Shares	—	—	(67,147,264)	(21,546,274)
Class A Shares	—	—	(1,356,442)	(356,004)
Class C Shares	—	—	(288,529)	(160,273)

Total distributions to shareholders	(7,416,096)	(4,946,136)	(72,109,030)	(25,491,399)

Capital Share Transactions:
Proceeds of shares sold
Institutional Shares	321,490,091	283,387,405	43,099,287	37,665,644
Class A Shares	22,226,410	31,511,977	1,695,581	4,514,784
Class C Shares	—	—	111,863	985,142
Cost of shares redeemed
Institutional Shares	(295,360,502)	(279,569,971)	(116,466,381)	(67,796,603)
Class A Shares	(22,834,326)	(39,183,475)	(3,222,397)	(2,384,898)
Class C Shares	(10)	(10)	(2,300,345)	(663,393)
Value of shares issued in reinvestment of dividends
Institutional Shares	9,538	9,781	64,779,643	22,112,815
Class A Shares	132,052	141,335	1,010,866	334,102
Class C Shares	45	34	278,136	157,161

Increase (decrease) in net assets derived from capital share transactions	25,663,298	(3,702,924)	(11,013,747)	(5,075,246)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,740,202	(3,779,828)	5,697,441	998,942
NET ASSETS:
Beginning of year	218,695,205	222,475,033	466,161,622	465,162,680

End of year	$244,435,407	$218,695,205	$471,859,063	$466,161,622

Accumulated Net Investment Income (Loss)	$—	$(76,904)	$811,740	$767,663

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	321,490,091	283,387,405	2,307,202	1,925,294
Class A Shares	22,226,410	31,511,977	89,574	234,005
Class C Shares	—	—	6,095	51,531
Shares redeemed
Institutional Shares	(295,360,502)	(279,569,971)	(5,997,024)	(3,477,565)
Class A Shares	(22,834,326)	(39,183,475)	(166,780)	(123,428)
Class C Shares	(10)	(10)	(121,640)	(34,120)
Shares issued in reinvestment of dividends
Institutional Shares	9,538	9,781	3,582,080	1,133,074
Class A Shares	132,052	141,335	56,282	17,206
Class C Shares	45	34	15,741	8,181

Net Increase (Decrease) in Shares
Institutional Shares	26,139,127	3,827,215	(107,742)	(419,197)
Class A Shares	(475,864)	(7,530,163)	(20,924)	127,783
Class C Shares	35	24	(99,804)	25,592

Change in shares	25,663,298	(3,702,924)	(228,470)	(265,822)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund Year Ended May 31, 2007	Equity Income Fund Year Ended May 31, 2006	Equity Growth Fund Year Ended May 31, 2007	Equity Growth Fund Year Ended May 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,285,697	$1,799,322	$54,375	$49,021
Net realized gain from investments	11,370,722	11,551,632	2,699,720	2,955,747
Change in net unrealized appreciation (depreciation) on investments	6,460,678	(6,540,071)	7,114,453	(2,961,831)

Net increase in net assets resulting from operations	20,117,097	6,809,883	9,868,548	42,937

Distributions to shareholders from
Net investment income:
Institutional Shares	(2,318,561)	(1,874,609)	(88,391)	(39,444)
Class A Shares	(18,892)	(9,144)	(13)	—
Class C Shares	(608)	(396)	—	—
Net realized capital gains:
Institutional Shares	(13,142,394)	—	—	—
Class A Shares	(139,079)	—	—	—
Class C Shares	(5,908)	—	—	—

Total distributions to shareholders	(15,625,442)	(1,884,149)	(88,404)	(39,444)

Capital Share Transactions:
Proceeds of shares sold
Institutional Shares	17,451,497	15,092,772	12,615,651	18,109,896
Class A Shares	301,790	749,783	902,451	227,362
Class C Shares	—	1,000	7,777	1,250
Cost of shares redeemed
Institutional Shares	(24,997,171)	(26,807,490)	(12,651,724)	(10,371,158)
Class A Shares	(363,227)	(206,449)	(837,932)	(133,450)
Class C Shares	—	(1,483)	(4,297)	(1,430)
Value of shares issued in reinvestment of dividends
Institutional Shares	12,962,261	465,194	29,342	16,472
Class A Shares	62,641	4,590	8	—
Class C Shares	6,516	396	—	—

Increase (decrease) in net assets derived from capital share transactions	5,424,307	(10,701,687)	61,276	7,848,942

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,915,962	(5,775,953)	9,841,420	7,852,435
NET ASSETS:
Beginning of year	91,871,693	97,647,646	42,826,211	34,973,776

End of year	$101,787,655	$91,871,693	$52,667,631	$42,826,211

Accumulated Net Investment Income (Loss)	$280,809	$333,173	$7,584	$41,613

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	3,440,185	3,057,146	1,692,895	2,515,315
Class A Shares	59,757	152,408	119,790	32,292
Class C Shares	—	196	1,010	179
Shares redeemed
Institutional Shares	(4,783,863)	(5,451,567)	(1,667,564)	(1,467,881)
Class A Shares	(70,452)	(42,053)	(106,330)	(19,062)
Class C Shares	—	(301)	(548)	(201)
Shares issued in reinvestment of dividends
Institutional Shares	2,639,256	94,884	4,029	2,426
Class A Shares	12,773	935	1	—
Class C Shares	1,328	80	—	—

Net increase (decrease) in shares
Institutional Shares	1,295,578	(2,299,537)	29,360	1,049,860
Class A Shares	2,078	111,290	13,461	13,230
Class C Shares	1,328	(25)	462	(22)

Change in shares	1,298,984	(2,188,272)	43,283	1,063,068

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund Year Ended May 31, 2007	Capital Opportunities Fund Year Ended May 31, 2006	International Equity Fund Year Ended May 31, 2007	International Equity Fund Year Ended May 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(560,993)	$(749,666)	$12,393,700	$10,992,511
Net realized gain from investments and foreign currency transactions	24,372,485	15,048,906	59,562,994	30,799,039
Change in net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency	6,967,351	21,754,657	99,091,808	74,161,283

Net increase in net assets resulting from operations	30,778,843	36,053,897	171,048,502	115,952,833

Distributions to shareholders from
Net investment income:
Institutional Shares	—	—	(3,149,831)	(3,752,304)
Class A Shares	—	—	(5,339)	(11,495)
Class C Shares	—	—	—	(1,867)
Net realized capital gains:
Institutional Shares	(12,535,898)	(12,171,319)	(45,579,141)	(20,442,891)
Class A Shares	(113,563)	(84,956)	(298,320)	(84,403)
Class C Shares	(24,424)	(43,559)	(33,688)	(33,342)

Total distributions to shareholders	(12,673,885)	(12,299,834)	(49,066,319)	(24,326,302)

Capital Share Transactions:
Proceeds of shares sold
Institutional Shares	19,399,049	45,355,040	73,460,952	160,234,916
Class A Shares	583,468	793,732	1,569,195	2,416,324
Class C Shares	27,991	162,731	24,050	408,810
Cost of shares redeemed
Institutional Shares	(54,785,959)	(38,808,621)	(121,245,343)	(44,743,874)
Class A Shares	(810,621)	(448,503)	(1,669,882)	(813,965)
Class C Shares	(595,872)	(124,651)	(842,196)	(136,430)
Value of shares issued in reinvestment of dividends
Institutional Shares	10,923,906	10,907,991	40,704,281	19,134,628
Class A Shares	82,600	80,183	171,610	69,713
Class C Shares	24,168	42,957	33,541	34,456

Increase (decrease) in net assets derived from capital share transactions	(25,151,270)	17,960,859	(7,793,792)	136,604,578

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,046,312)	41,714,922	114,188,391	228,231,109
NET ASSETS:
Beginning of year	233,767,701	192,052,779	716,792,119	488,561,010

End of year	$226,721,389	$233,767,701	$830,980,510	$716,792,119

Accumulated Net Investment Income (Loss)	$—	$—	$508,147	$562,511

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,718,480	4,065,832	4,230,256	10,554,973
Class A Shares	52,021	71,606	91,169	155,200
Class C Shares	2,542	15,144	1,409	27,751
Shares redeemed
Institutional Shares	(4,734,471)	(3,406,790)	(7,016,768)	(2,881,974)
Class A Shares	(72,042)	(40,693)	(95,530)	(52,322)
Class C Shares	(55,541)	(11,140)	(50,476)	(8,756)
Shares issued in reinvestment of dividends
Institutional Shares	957,398	999,816	2,347,553	1,275,224
Class A Shares	7,408	7,473	10,012	4,708
Class C Shares	2,223	4,079	1,979	2,334

Net Increase (Decrease) in Shares
Institutional Shares	(2,058,593)	1,658,858	(438,959)	8,948,223
Class A Shares	(12,613)	38,386	5,651	107,586
Class C Shares	(50,776)	8,083	(47,088)	21,329

Change in shares	(2,121,982)	1,705,327	(480,396)	9,077,138

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund Year Ended May 31, 2007	Diversified Real Estate Fund Year Ended May 31, 2006	Limited Maturity Bond Fund Year Ended May 31, 2007	Limited Maturity Bond Fund Year Ended May 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,022,613	$927,128	$5,360,384	$5,233,716
Net realized gain (loss) from investments	23,482,219	16,928,999	(622,063)	(1,183,498)
Change in net unrealized appreciation (depreciation) on investments	31,404,644	18,463,908	1,692,859	(2,183,390)

Net increase in net assets resulting from operations	56,909,476	36,320,035	6,431,180	1,866,828

Distributions to shareholders from
Net investment income:
Institutional Shares	(4,213,584)	(6,394,403)	(5,196,514)	(5,104,368)
Class A Shares	(45,128)	(64,154)	(137,175)	(106,538)
Class C Shares	(6,950)	(20,128)	(24,188)	(25,023)
Net realized capital gains:
Institutional Shares	(12,332,978)	(8,900,074)	—	—
Class A Shares	(181,973)	(106,358)	—	—
Class C Shares	(34,129)	(42,058)	—	—

Total distributions to shareholders	(16,814,742)	(15,527,175)	(5,357,877)	(5,235,929)

Capital Share Transactions:
Proceeds of shares sold
Institutional Shares	19,746,487	23,994,110	18,336,230	15,819,520
Class A Shares	688,445	1,066,990	389,497	1,657,938
Class C Shares	28,093	112,258	46,882	207,229
Cost of shares redeemed
Institutional Shares	(49,120,133)	(45,199,146)	(25,572,371)	(53,796,984)
Class A Shares	(1,337,992)	(449,148)	(761,985)	(563,308)
Class C Shares	(643,971)	(137,745)	(407,903)	(382,540)
Value of shares issued in reinvestment of dividends
Institutional Shares	11,687,138	8,877,638	1,813,732	1,746,070
Class A Shares	175,561	154,044	128,294	106,041
Class C Shares	40,933	60,595	21,785	24,305

Increase (decrease) in net assets derived from capital share transactions	(18,735,439)	(11,520,404)	(6,005,839)	(35,181,729)

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,359,295	9,272,456	(4,932,536)	(38,550,830)
NET ASSETS:
Beginning of year	204,799,494	195,527,038	130,335,510	168,886,340

End of year	$226,158,789	$204,799,494	$125,402,974	$130,335,510

Accumulated Net Investment Income (Loss)	$(513,481)	$(889,121)	$(354)	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	961,559	1,391,438	1,809,698	1,558,443
Class A Shares	33,181	61,849	38,472	162,563
Class C Shares	1,333	6,610	4,634	20,439
Shares redeemed
Institutional Shares	(2,344,087)	(2,591,981)	(2,521,646)	(5,300,927)
Class A Shares	(64,238)	(25,786)	(75,096)	(55,564)
Class C Shares	(32,089)	(7,937)	(40,257)	(37,722)
Shares issued in reinvestment of dividends
Institutional Shares	554,002	527,954	178,860	172,090
Class A Shares	8,430	9,110	12,658	10,468
Class C Shares	1,971	3,597	2,152	2,398

Net Increase (Decrease) in Shares
Institutional Shares	(828,526)	(672,589)	(533,088)	(3,570,394)
Class A Shares	(22,627)	45,173	(23,966)	117,467
Class C Shares	(28,785)	2,270	(33,471)	(14,885)

Change in shares	(879,938)	(625,146)	(590,525)	(3,467,812)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Total Return Bond Fund Year Ended May 31, 2007	Total Return Bond Fund Year Ended May 31, 2006	Maryland Tax-Exempt Bond Fund Year Ended May 31, 2007	Maryland Tax-Exempt Bond Fund Year Ended May 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$7,103,382	$5,976,076	$1,847,322	$2,023,193
Net realized gain (loss) from investments	(263,406)	(740,621)	148,168	55,737
Change in net unrealized appreciation (depreciation) on investments	2,232,215	(5,752,407)	(81,898)	(1,449,751)

Net increase (decrease) in net assets resulting from operations	9,072,191	(516,952)	1,913,592	629,179

Distributions to shareholders from
Net investment income:
Institutional Shares	(7,148,738)	(6,175,526)	(1,812,135)	(1,989,416)
Class A Shares	(45,740)	(36,073)	(31,687)	(29,590)
Class C Shares	(12,511)	(21,755)	(3,500)	(4,187)
Net realized capital gains:
Institutional Shares	—	(172,031)	—	—
Class A Shares	—	(1,036)	—	—
Class C Shares	—	(671)	—	—

Total distributions to shareholders	(7,206,989)	(6,407,092)	(1,847,322)	(2,023,193)

Capital Share Transactions:
Proceeds of shares sold
Institutional Shares	22,100,946	39,864,102	7,730,987	8,031,008
Class A Shares	462,561	516,095	84,148	337,277
Class C Shares	31,228	286,175	—	—
Cost of shares redeemed
Institutional Shares	(26,003,426)	(23,097,776)	(10,530,422)	(12,168,352)
Class A Shares	(717,782)	(180,262)	(182,600)	(185,253)
Class C Shares	(397,969)	(321,503)	(42,930)	(63,945)
Value of shares issued in reinvestment of dividends
Institutional Shares	1,606,436	1,755,925	149,980	167,304
Class A Shares	33,013	33,310	22,933	21,803
Class C Shares	11,217	22,580	3,033	3,397

Increase (decrease) in net assets derived from capital share transactions	(2,873,776)	18,878,646	(2,764,871)	(3,856,761)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,008,574)	11,954,602	(2,698,601)	(5,250,775)
NET ASSETS:
Beginning of year	149,606,047	137,651,445	52,482,109	57,732,884

End of year	$148,597,473	$149,606,047	$49,783,508	$52,482,109

Accumulated Net Investment Income (Loss)	$(150,895)	$(150,907)	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	2,297,915	4,111,132	711,231	737,110
Class A Shares	48,093	53,075	7,755	30,964
Class C Shares	3,260	29,246	—	—
Shares redeemed
Institutional Shares	(2,708,000)	(2,365,379)	(970,604)	(1,119,469)
Class A Shares	(74,425)	(18,478)	(16,780)	(17,169)
Class C Shares	(41,590)	(33,368)	(3,922)	(5,802)
Shares issued in reinvestment of dividends
Institutional Shares	166,939	180,866	13,813	15,336
Class A Shares	3,432	3,434	2,113	2,002
Class C Shares	1,169	2,323	279	311

Net Increase (Decrease) in Shares
Institutional Shares	(243,146)	1,926,619	(245,560)	(367,023)
Class A Shares	(22,900)	38,031	(6,912)	15,797
Class C Shares	(37,161)	(1,799)	(3,643)	(5,491)

Change in shares	(303,207)	1,962,851	(256,115)	(356,717)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Limited Maturity Bond Fund Year Ended May 31, 2007	Tax-Exempt Limited Maturity Bond Fund Year Ended May 31, 2006	National Tax-Exempt Bond Fund Year Ended May 31, 2007	National Tax-Exempt Bond Fund Year Ended May 31, 2006
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,163,331	$2,520,758	$3,272,221	$3,932,558
Net realized gain (loss) from investments	(237,971)	(746,243)	678,742	619,254
Change in net unrealized appreciation (depreciation) on investments	319,719	(416,766)	(667,598)	(3,444,932)

Net increase in net assets resulting from operations	2,245,079	1,357,749	3,283,365	1,106,880

Distributions to shareholders from
Net investment income:
Institutional Shares	(2,139,723)	(2,507,471)	(3,244,760)	(3,913,257)
Class A Shares	(21,468)	(11,662)	(24,228)	(15,084)
Class C Shares	(2,140)	(1,625)	(3,233)	(4,217)
Net realized capital gains:
Institutional Shares	—	—	(50,876)	—
Class A Shares	—	—	(428)	—
Class C Shares	—	—	(59)	—

Total distributions to shareholders	(2,163,331)	(2,520,758)	(3,323,584)	(3,932,558)

Capital Share Transactions:
Proceeds of shares sold
Institutional Shares	1,148,615	3,385,774	3,661,347	6,069,770
Class A Shares	590,896	341,308	404,614	588,624
Class C Shares	—	—	—	1,000
Cost of shares redeemed
Institutional Shares	(25,399,786)	(29,437,039)	(20,260,267)	(27,534,987)
Class A Shares	(321,613)	(105,899)	(360,540)	(95,327)
Class C Shares	—	(1,003)	(48,955)	(26,027)
Value of shares issued in reinvestment of dividends
Institutional Shares	17,051	22,770	58,643	19,090
Class A Shares	14,574	9,586	11,316	10,546
Class C Shares	1,850	1,738	2,769	3,244

Increase (decrease) in net assets derived from capital share transactions	(23,948,413)	(25,782,765)	(16,531,073)	(20,964,067)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,866,665)	(26,945,774)	(16,571,292)	(23,789,745)
NET ASSETS:
Beginning of year	83,952,537	110,898,311	98,814,348	122,604,093

End of year	$60,085,872	$83,952,537	$82,243,056	$98,814,348

Accumulated Net Investment Income (Loss)	$—	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	116,032	340,810	383,850	633,345
Class A Shares	59,681	34,357	42,277	61,252
Class C Shares	—	—	—	105
Shares redeemed
Institutional Shares	(2,567,179)	(2,970,371)	(2,122,043)	(2,874,345)
Class A Shares	(32,541)	(10,688)	(37,664)	(9,975)
Class C Shares	—	(101)	(5,094)	(2,717)
Shares issued in reinvestment of dividends
Institutional Shares	1,723	2,294	6,111	1,985
Class A Shares	1,473	967	1,184	1,099
Class C Shares	187	175	290	338

Net Increase (Decrease) in Shares
Institutional Shares	(2,449,424)	(2,627,267)	(1,732,082)	(2,239,015)
Class A Shares	28,613	24,636	5,797	52,376
Class C Shares	187	74	(4,804)	(2,274)

Change in shares	(2,420,624)	(2,602,557)	(1,731,089)	(2,188,913)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions
Prime Money Market Fund Institutional Class Shares
Year ended 05/31/07	$1.00	$0.0487	$0.0487	$(0.0487)	$(0.0487)
Year ended 05/31/06	1.00	0.0363	0.0363	(0.0363)	(0.0363)
Year ended 05/31/05	1.00	0.0163	0.0163	(0.0163)	(0.0163)
Year ended 05/31/04	1.00	0.0070	0.0070	(0.0070)	(0.0070)
Year ended 05/31/03	1.00	0.0120	0.0120	(0.0120)	(0.0120)
Class A Shares
Year ended 05/31/07	1.00	0.0437	0.0437	(0.0437)	(0.0437)
Year ended 05/31/06	1.00	0.0313	0.0313	(0.0313)	(0.0313)
Year ended 05/31/05	1.00	0.0113	0.0113	(0.0113)	(0.0113)
Year ended 05/31/04	1.00	0.0050	0.0050	(0.0050)	(0.0050)
Period ended 05/31/03(d)	1.00	0.0070	0.0070	(0.0070)	(0.0070)
Class C Shares
Year ended 05/31/07	1.00	0.0437	0.0437	(0.0437)	(0.0437)
Year ended 05/31/06	1.00	0.0313	0.0313	(0.0313)	(0.0313)
Year ended 05/31/05	1.00	0.0113	0.0113	(0.0113)	(0.0113)
Year ended 05/31/04	1.00	0.0050	0.0050	(0.0050)	(0.0050)
Period ended 05/31/03(d)	1.00	0.0071	0.0071	(0.0071)	(0.0071)

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	The effect of any custody credit on the ratio is less than 0.01%.
(d)	Commencement of operations was September 30, 2002.
(e)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)

$1.00	4.98%	$856,336	0.40	%(c)	4.86%		0.43	%(c)
1.00	3.69%	769,106	0.40%		3.66%		0.44%
1.00	1.64%	711,485	0.40%		1.64%		0.44%
1.00	0.71%	701,820	0.38%		0.71%		0.45%
1.00	1.21%	749,413	0.38%		1.18%		0.44%

1.00	4.46%	168,544	0.90	%(c)	4.38%		0.93	%(c)
1.00	3.18%	127,843	0.90%		3.19%		0.94%
1.00	1.14%	86,699	0.90%		1.13%		0.94%
1.00	0.50%	82,792	0.86%		0.21%		0.95%
1.00	0.70%	830	0.38	%(e)	0.94	%(e)	0.94	%(e)

1.00	4.46%	278	0.90	%(c)	4.36%		1.43	%(c)
1.00	3.18%	669	0.90%		3.08%		1.44%
1.00	1.14%	1,321	0.90%		1.27%		1.44%
1.00	0.50%	475	0.59%		0.48%		1.45%
1.00	0.72%	84	0.38	%(e)	0.88	%(e)	1.45	%(e)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions
Government Money Market Fund Institutional Class Shares
Year ended 05/31/07	$1.00	0.0481	$0.0481	$(0.0481)	$(0.0481)
Year ended 05/31/06	1.00	0.0357	0.0357	(0.0357)	(0.0357)
Year ended 05/31/05	1.00	0.0160	0.0160	(0.0160)	(0.0160)
Year ended 05/31/04	1.00	0.0068	0.0068	(0.0068)	(0.0068)
Year ended 05/31/03	1.00	0.0116	0.0116	(0.0116)	(0.0116)
Class A Shares
Year ended 05/31/07	1.00	0.0431	0.0431	(0.0431)	(0.0431)
Year ended 05/31/06	1.00	0.0307	0.0307	(0.0307)	(0.0307)
Year ended 05/31/05	1.00	0.0110	0.0110	(0.0110)	(0.0110)
Year ended 05/31/04	1.00	0.0047	0.0047	(0.0047)	(0.0047)
Period ended 05/31/03(d)	1.00	0.0068	0.0068	(0.0068)	(0.0068)
Class C Shares
Year ended 05/31/07	1.00	0.0430	0.0430	(0.0430)	(0.0430)
Year ended 05/31/06	1.00	0.0313	0.0313	(0.0313)	(0.0313)
Year ended 05/31/05	1.00	0.0114	0.0114	(0.0114)	(0.0114)
Year ended 05/31/04	1.00	0.0050	0.0050	(0.0050)	(0.0050)
Period ended 05/31/03(d)	1.00	0.0073	0.0073	(0.0073)	(0.0073)

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	The effect of any custody credit on the ratio is less than 0.01%.
(d)	Commencement of operations was September 30, 2002.
(e)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)

$1.00	4.92%	$489,517	0.40	%(c)	4.82%		0.43	%(c)
1.00	3.63%	387,391	0.40%		3.56%		0.45%
1.00	1.61%	383,751	0.40%		1.61%		0.44%
1.00	0.68%	373,145	0.38%		0.68%		0.44%
1.00	1.17%	383,788	0.38%		1.16%		0.44%

1.00	4.40%	1,242	0.90	%(c)	4.32%		0.93	%(c)
1.00	3.11%	1,057	0.90%		2.97%		0.95%
1.00	1.11%	1,550	0.90%		0.98%		0.94%
1.00	0.47%	2,814	0.74%		0.31%		0.94%
1.00	0.68%	448	0.38	%(e)	0.87	%(e)	0.95	%(e)

1.00	4.38%	1	0.90	%(c)	4.28%		1.33	%(c)
1.00	3.17%	3	0.84%		3.13%		1.31%
1.00	1.14%	3	0.86%		1.14%		1.34%
1.00	0.50%	3	0.47%		0.40%		1.44%
1.00	0.74%	1	0.38	%(e)	1.05	%(e)	1.50	%(e)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions
Tax-Exempt Money Market Fund Institutional Class Shares
Year ended 05/31/07	$1.00	$0.0314	$0.0314	$(0.0314)	$(0.0314)
Year ended 05/31/06	1.00	0.0244	0.0244	(0.0244)	(0.0244)
Year ended 05/31/05	1.00	0.0124	0.0124	(0.0124)	(0.0124)
Year ended 05/31/04	1.00	0.0057	0.0057	(0.0057)	(0.0057)
Year ended 05/31/03	1.00	0.0094	0.0094	(0.0094)	(0.0094)
Class A Shares
Year ended 05/31/07	1.00	0.0264	0.0264	(0.0264)	(0.0264)
Year ended 05/31/06	1.00	0.0194	0.0194	(0.0194)	(0.0194)
Year ended 05/31/05	1.00	0.0074	0.0074	(0.0074)	(0.0074)
Year ended 05/31/04	1.00	0.0037	0.0037	(0.0037)	(0.0037)
Period ended 05/31/03(d)	1.00	0.0058	0.0058	(0.0058)	(0.0058)
Class C Shares
Year ended 05/31/07	1.00	0.0273	0.0273	(0.0273)	(0.0273)
Year ended 05/31/06	1.00	0.0194	0.0194	(0.0194)	(0.0194)
Year ended 05/31/05	1.00	0.0077	0.0077	(0.0077)	(0.0077)
Year ended 05/31/04	1.00	0.0045	0.0045	(0.0045)	(0.0045)
Period ended 05/31/03(d)	1.00	0.0056	0.0056	(0.0056)	(0.0056)

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	The effect of any custody credit on the ratio is less than 0.01%.
(d)	Commencement of operations was September 30, 2002.
(e)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)

$1.00	3.19%	$240,138	0.40	%(c)	3.18%		0.44	%(c)
1.00	2.46%	213,923	0.40%		2.38%		0.46%
1.00	1.25%	210,168	0.40%		1.21%		0.46%
1.00	0.58%	249,892	0.38%		0.57%		0.45%
1.00	0.95%	289,896	0.38%		0.94%		0.46%

1.00	2.67%	4,296	0.90	%(c)	2.67%		0.94	%(c)
1.00	1.95%	4,771	0.90%		1.90%		0.97%
1.00	0.74%	12,305	0.90%		0.75%		0.96%
1.00	0.37%	7,369	0.68%		0.28%		0.95%
1.00	0.59%	2,354	0.38	%(e)	0.83	%(e)	0.95	%(e)

1.00	2.76%	2	0.88	%(c)	2.75%		1.32	%(c)
1.00	1.96%	2	0.90%		1.89%		1.35%
1.00	0.78%	2	0.90%		0.85%		1.42%
1.00	0.45%	1	0.43%		0.45%		1.45%
1.00	0.56%	1	0.38	%(e)	0.90	%(e)	1.52	%(e)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments
Growth & Income Fund Institutional Class Shares
Year ended 05/31/07	$19.14	$0.14	$3.64	$3.78	$(0.14)	$(3.22)
Year ended 05/31/06	18.90	0.14	1.17	1.31	(0.14)	(0.93)
Year ended 05/31/05	17.91	0.16	0.98	1.14	(0.15)	—
Year ended 05/31/04	15.33	0.10	2.58	2.68	(0.10)	—
Year ended 05/31/03	16.84	0.15	(1.51)	(1.36)	(0.15)	—
Class A Shares
Year ended 05/31/07	19.05	0.05	3.60	3.65	(0.04)	(3.22)
Year ended 05/31/06	18.81	0.04	1.18	1.22	(0.05)	(0.93)
Year ended 05/31/05	17.86	0.07	0.97	1.04	(0.09)	—
Year ended 05/31/04	15.32	0.03	2.56	2.59	(0.05)	—
Period ended 05/31/03(e)	13.79	0.06	1.53	1.59	(0.06)	—
Class C Shares
Year ended 05/31/07	18.81	(0.04)	3.56	3.52	—	(3.22)
Year ended 05/31/06	18.63	(0.05)	1.16	1.11	— (g)	(0.93)
Year ended 05/31/05	17.76	(0.01)	0.95	0.94	(0.07)	—
Year ended 05/31/04	15.28	(0.04)	2.54	2.50	(0.02)	—
Period ended 05/31/03(e)	13.79	0.04	1.49	1.53	(0.04)	—

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.
(g)	Amount rounds to less than $0.005.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$(3.36)	$19.56	21.28%	$461,759	0.78	%(d)	0.75%		0.80	%(d)	57.77%
(1.07)	19.14	6.86%	453,984	0.77%		0.75%		0.80%		64.68%
(0.15)	18.90	6.37%	456,009	0.78%		0.88%		0.80%		32.10%
(0.10)	17.91	17.55%	469,056	0.75%		0.58%		0.80%		38.63%
(0.15)	15.33	(8.03)%	395,293	0.74%		1.00%		0.82%		40.90%

(3.26)	19.44	20.62%	8,583	1.28	%(d)	0.25%		1.30	%(d)	57.77%
(0.98)	19.05	6.38%	8,806	1.27%		0.25%		1.30%		64.68%
(0.09)	18.81	5.84%	6,292	1.28%		0.37%		1.30%		32.10%
(0.05)	17.86	16.96%	4,448	1.25%		0.11%		1.30%		38.63%
(0.06)	15.32	11.56%	1,023	1.25	%(f)	0.47	%(f)	1.31	%(f)	40.90%

(3.22)	19.11	20.09%	1,518	1.78	%(d)	(0.30)%		1.81	%(d)	57.77%
(0.93)	18.81	5.84%	3,371	1.77%		(0.25)%		1.80%		64.68%
(0.07)	18.63	5.29%	2,862	1.77%		(0.13)%		1.80%		32.10%
(0.02)	17.76	16.39%	2,267	1.75%		(0.42)%		1.80%		38.63%
(0.04)	15.28	11.12%	412	1.75	%(f)	0.07	%(f)	1.80	%(f)	40.90%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments
Equity Income Fund Institutional Class Shares
Year ended 05/31/07	$5.04	$0.11	$0.97	$1.08	$(0.12)	$(0.78)
Year ended 05/31/06	4.78	0.10	0.26	0.36	(0.10)	—
Year ended 05/31/05	4.51	0.10	0.26	0.36	(0.09)	—
Year ended 05/31/04	3.87	0.09	0.63	0.72	(0.08)	—
Year ended 05/31/03	4.42	0.07	(0.55)	(0.48)	(0.07)	—
Class A Shares
Year ended 05/31/07	5.03	0.09	0.96	1.05	(0.10)	(0.78)
Year ended 05/31/06	4.78	0.07	0.26	0.33	(0.08)	—
Year ended 05/31/05	4.50	0.08	0.27	0.35	(0.07)	—
Year ended 05/31/04	3.87	0.06	0.63	0.69	(0.06)	—
Period ended 05/31/03(e)	3.43	0.03	0.44	0.47	(0.03)	—
Class C Shares
Year ended 05/31/07	5.04	0.06	0.96	1.02	(0.07)	(0.78)
Year ended 05/31/06	4.79	0.04	0.26	0.30	(0.05)	—
Year ended 05/31/05	4.51	0.06	0.27	0.33	(0.05)	—
Year ended 05/31/04	3.88	0.05	0.63	0.68	(0.05)	—
Period ended 05/31/03(e)	3.43	0.03	0.44	0.47	(0.02)	—

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$(0.90)	$5.22	22.98%	$100,741	0.78	%(d)	2.36%		0.87	%(d)	63.30%
(0.10)	5.04	7.55%	90,877	0.77%		1.89%		0.84%		68.75%
(0.09)	4.78	8.11%	97,234	0.78%		2.21%		0.86%		26.98%
(0.08)	4.51	18.86%	87,814	0.75%		1.97%		0.85%		37.87%
(0.07)	3.87	(10.77)%	92,503	0.74%		1.95%		0.85%		32.17%

(0.88)	5.20	22.19%	1,000	1.27	%(d)	1.84%		1.36	%(d)	63.30%
(0.08)	5.03	6.93%	957	1.27%		1.43%		1.34%		68.75%
(0.07)	4.78	7.87%	378	1.28%		1.73%		1.35%		26.98%
(0.06)	4.50	18.06%	298	1.25%		1.55%		1.35%		37.87%
(0.03)	3.87	13.74%	33	1.25	%(f)	1.60	%(f)	1.40	%(f)	32.17%

(0.85)	5.21	21.54%	46	1.78	%(d)	1.41%		1.87	%(d)	63.30%
(0.05)	5.04	6.35%	38	1.77%		0.90%		1.84%		68.75%
(0.05)	4.79	7.39%	36	1.77%		1.17%		1.85%		26.98%
(0.05)	4.51	17.52%	57	1.75%		1.60%		1.85%		37.87%
(0.02)	3.88	13.71%	1	1.75	%(f)	1.01	%(f)	1.81	%(f)	32.17%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions
Equity Growth Fund Institutional Class Shares
Year ended 05/31/07	$6.95	$— (f)	$1.54	$1.54	$(0.01)	$(0.01)
Year ended 05/31/06	6.85	0.01	0.10	0.11	(0.01)	(0.01)
Year ended 05/31/05	6.66	0.04	0.19	0.23	(0.04)	(0.04)
Year ended 05/31/04	5.72	0.02	0.94	0.96	(0.02)	(0.02)
Year ended 05/31/03	6.50	0.03	(0.79)	(0.76)	(0.02)	(0.02)
Class A Shares
Year ended 05/31/07	6.87	(0.04)	1.53	1.49	— (f)	—
Year ended 05/31/06	6.81	(0.03)	0.09	0.06	—	—
Year ended 05/31/05	6.63	0.01	0.19	0.20	(0.02)	(0.02)
Year ended 05/31/04	5.71	—	0.92	0.92	— (f)	— (f)
Period ended 05/31/03(e)	4.97	0.01	0.74	0.75	(0.01)	(0.01)
Class C Shares
Year ended 05/31/07	6.77	(0.06)	1.50	1.44	—	—
Year ended 05/31/06	6.74	(0.07)	0.10	0.03	—	—
Year ended 05/31/05	6.59	0.01	0.14	0.15	— (f)	— (f)
Year ended 05/31/04	5.69	(0.06)	0.97	0.91	(0.01)	(0.01)
Period ended 05/31/03(e)	4.97	—	0.72	0.72	—	—

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Amount rounds to less than $0.005 or $(0.005).
(g)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$8.48	22.25%	$52,089	0.78	%(d)	0.12%		0.97	%(d)	72.26%
6.95	1.58%	42,447	0.77%		0.13%		0.98%		72.12%
6.85	3.41%	34,688	0.78%		0.59%		1.01%		49.81%
6.66	16.89%	32,364	0.75%		0.23%		0.99%		49.41%
5.72	(11.69)%	29,568	0.74%		0.51%		1.00%		40.69%

8.36	21.69%	555	1.28	%(d)	(0.38)%		1.47	%(d)	72.26%
6.87	0.88%	364	1.27%		(0.37)%		1.47%		72.12%
6.81	2.97%	270	1.28%		0.02%		1.51%		49.81%
6.63	16.21%	152	1.25%		(0.25)%		1.49%		49.41%
5.71	15.06%	22	1.25	%(g)	0.08	%(g)	1.62	%(g)	40.69%

8.21	21.27%	23	1.78	%(d)	(0.88)%		1.97	%(d)	72.26%
6.77	0.45%	16	1.77%		(0.88)%		1.98%		72.12%
6.74	2.30%	16	1.78%		(0.38)%		2.01%		49.81%
6.59	15.93%	9	1.75%		(0.78)%		1.99%		49.41%
5.69	14.50%	8	1.75	%(g)	(0.72	)%(g)	2.81	%(g)	40.69%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment (Loss)	Net Realized and Unrealized Gains on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Realized Gains on Investments	Total Dividends and Distributions
Capital Opportunities Fund Institutional Class Shares
Year ended 05/31/07	$11.49	$(0.03)	$1.62	$1.59	$(0.64)	$(0.64)
Year ended 05/31/06	10.30	(0.04)	1.85	1.81	(0.62)	(0.62)
Year ended 05/31/05	9.45	(0.04)	0.89	0.85	—	—
Year ended 05/31/04	7.53	(0.03)	1.95	1.92	—	—
Year ended 05/31/03	7.34	(0.03)	0.22	0.19	—	—
Class A Shares
Year ended 05/31/07	11.27	(0.09)	1.59	1.50	(0.64)	(0.64)
Year ended 05/31/06	10.16	(0.08)	1.81	1.73	(0.62)	(0.62)
Year ended 05/31/05	9.37	(0.04)	0.83	0.79	—	—
Year ended 05/31/04	7.51	(0.04)	1.90	1.86	—	—
Period ended 05/31/03(e)	5.77	(0.02)	1.76	1.74	—	—
Class C Shares
Year ended 05/31/07	11.03	(0.25)	1.66	1.41	(0.64)	(0.64)
Year ended 05/31/06	10.01	(0.14)	1.78	1.64	(0.62)	(0.62)
Year ended 05/31/05	9.28	(0.11)	0.84	0.73	—	—
Year ended 05/31/04	7.47	(0.08)	1.89	1.81	—	—
Period ended 05/31/03(e)	5.77	(0.02)	1.72	1.70	—	—

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$12.44	14.33%	$224,503	1.28	%(d)	(0.24)%		1.54	%(d)	45.70%
11.49	17.88%	231,002	1.27%		(0.33)%		1.51%		52.91%
10.30	8.99%	190,026	1.28%		(0.39)%		1.54%		56.09%
9.45	25.50%	153,815	1.25%		(0.41)%		1.56%		69.23%
7.53	2.59%	66,491	1.25%		(0.58)%		1.63%		98.94%

12.13	13.80%	1,946	1.78	%(d)	(0.74)%		2.04	%(d)	45.70%
11.27	17.32%	1,950	1.77%		(0.83)%		2.01%		52.91%
10.16	8.43%	1,368	1.78%		(0.95)%		2.03%		56.09%
9.37	24.77%	894	1.75%		(0.94)%		2.06%		69.23%
7.51	30.16%	106	1.75	%(f)	(0.94	)%(f)	2.17	%(f)	98.94%

11.80	13.27%	272	2.28	%(d)	(1.21)%		2.54	%(d)	45.70%
11.03	16.67%	815	2.27%		(1.33)%		2.51%		52.91%
10.01	7.87%	659	2.28%		(1.38)%		2.54%		56.09%
9.28	24.23%	452	2.25%		(1.40)%		2.56%		69.23%
7.47	29.46%	33	2.25	%(f)	(1.40	)%(f)	2.70	%(f)	98.94%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments
International Equity Fund Institutional Class Shares
Year ended 05/31/07	$16.36	$0.29	$3.66	$3.95	$(0.07)	$(1.06)
Year ended 05/31/06	14.07	0.27	2.65	2.92	(0.11)	(0.52)
Year ended 05/31/05	12.43	0.17	1.57	1.74	(0.10)	—
Year ended 05/31/04	9.81	0.12	2.57	2.69	(0.07)	—
Year ended 05/31/03	10.88	0.13	(0.97)	(0.84)	(0.23)	—
Class A Shares
Year ended 05/31/07	16.21	0.20	3.62	3.82	(0.02)	(1.06)
Year ended 05/31/06	13.98	0.16	2.67	2.83	(0.08)	(0.52)
Year ended 05/31/05	12.38	0.11	1.54	1.65	(0.05)	—
Year ended 05/31/04	9.79	0.09	2.54	2.63	(0.04)	—
Period ended 05/31/03(d)	8.94	0.12	0.87	0.99	(0.14)	—
Class C Shares
Year ended 05/31/07	16.04	0.21	3.48	3.69	—	(1.06)
Year ended 05/31/06	13.87	0.11	2.62	2.73	(0.04)	(0.52)
Year ended 05/31/05	12.28	0.05	1.55	1.60	(0.01)	—
Year ended 05/31/04	9.76	0.01	2.55	2.56	(0.04)	—
Period ended 05/31/03(d)	8.94	0.14	0.80	0.94	(0.12)	—

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Commencement of operations was September 30, 2002.
(e)	The effect of any custody credit on the ratio is 0.02%.
(f)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$(1.13)	$19.18	24.94%	$825,712	1.27	%(e)	1.64%		1.54	%(e)	45.91%
(0.63)	16.36	21.27%	711,621	1.27%		1.79%		1.52%		56.48%
(0.10)	14.07	13.96%	485,899	1.27%		0.75%		1.59%		44.61%
(0.07)	12.43	27.56%	307,494	1.25%		0.66%		1.60%		91.00%
(0.23)	9.81	(7.75)%	124,338	1.25%		1.30%		1.81%		45.32%

(1.08)	18.95	24.28%	4,867	1.77	%(e)	1.10%		2.04	%(e)	45.91%
(0.60)	16.21	20.62%	4,071	1.77%		1.57%		2.02%		56.48%
(0.05)	13.98	13.35%	2,007	1.77%		1.00%		2.09%		44.61%
(0.04)	12.38	26.99%	1,079	1.75%		0.76%		2.10%		91.00%
(0.14)	9.79	11.10%	70	1.75	%(f)	1.67	%(f)	2.61	%(f)	45.32%

(1.06)	18.67	23.67%	401	2.28	%(e)	0.58%		2.53	%(e)	45.91%
(0.56)	16.04	20.09%	1,100	2.25%		0.74%		2.50%		56.48%
(0.01)	13.87	12.92%	655	2.27%		0.32%		2.59%		44.61%
(0.04)	12.28	26.39%	480	2.25%		0.45%		2.60%		91.00%
(0.12)	9.76	10.53%	37	2.25	%(f)	2.53	%(f)	3.00	%(f)	45.32%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments
Diversified Real Estate Fund Institutional Class Shares
Year ended 05/31/07(d)	$17.85	$0.18	$4.85	$5.03	$(0.38)	$(1.15)
Year ended 05/31/06	16.16	0.06	2.93	2.99	(0.54)	(0.76)
Year ended 05/31/05	13.52	0.33	3.36	3.69	(0.47)	(0.47)
Year ended 05/31/04	11.42	0.40	2.34	2.74	(0.53)	(0.06)
Year ended 05/31/03	11.42	0.57	0.01	0.58	(0.48)	(0.02)
Class A Shares
Year ended 05/31/07(d)	17.75	0.09	4.82	4.91	(0.28)	(1.15)
Year ended 05/31/06	16.07	(0.04)	2.93	2.89	(0.45)	(0.76)
Year ended 05/31/05	13.46	0.30	3.29	3.59	(0.40)	(0.47)
Year ended 05/31/04	11.39	0.34	2.34	2.68	(0.52)	(0.06)
Period ended 05/31/03(f)	10.72	0.36	0.73	1.09	(0.42)	—
Class C Shares
Year ended 05/31/07(d)	17.71	(0.10)	4.90	4.80	(0.17)	(1.15)
Year ended 05/31/06	16.03	(0.12)	2.92	2.80	(0.36)	(0.76)
Year ended 05/31/05	13.40	0.18	3.34	3.52	(0.31)	(0.47)
Year ended 05/31/04	11.37	0.29	2.30	2.59	(0.46)	(0.06)
Period ended 05/31/03(f)	10.72	0.33	0.73	1.06	(0.41)	—

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Net investment income (loss) per share is based on average shares outstanding for the period.
(e)	The effect of any custody credit on the ratio is less than 0.01%.
(f)	Commencement of operations was September 30, 2002.
(g)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$—	$(1.53)	$21.35	28.51%	$222,448	1.03	%(e)	0.89%		1.03	%(e)	11.57%
—	(1.30)	17.85	19.07%	200,785	1.02%		0.47%		1.02%		25.42%
(0.11)	(1.05)	16.16	27.84%	192,655	1.03%		2.22%		1.03%		18.49%
(0.05)	(0.64)	13.52	24.32%	161,877	1.04%		3.08%		1.04%		24.99%
(0.08)	(0.58)	11.42	5.49%	88,337	1.04%		4.39%		1.09%		14.84%

—	(1.43)	21.23	27.88%	3,135	1.53	%(e)	0.43%		1.53	%(e)	11.57%
—	(1.21)	17.75	18.50%	3,023	1.52%		(0.04)%		1.52%		25.42%
(0.11)	(0.98)	16.07	27.14%	2,012	1.53%		1.42%		1.53%		18.49%
(0.03)	(0.61)	13.46	23.82%	1,109	1.54%		1.71%		1.54%		24.99%
—	(0.42)	11.39	10.54%	194	1.55	%(g)	0.92	%(g)	1.64	%(g)	14.84%

—	(1.32)	21.19	27.26%	576	2.03	%(e)	(0.51)%		2.03	%(e)	11.57%
—	(1.12)	17.71	17.93%	991	2.02%		(0.54)%		2.02%		25.42%
(0.11)	(0.89)	16.03	26.62%	860	2.03%		0.91%		2.03%		18.49%
(0.04)	(0.56)	13.40	23.04%	711	2.04%		1.82%		2.04%		24.99%
—	(0.41)	11.37	10.25%	155	2.05	%(g)	1.04	%(g)	2.14	%(g)	14.84%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions
Limited Maturity Bond Fund Institutional Class Shares
Year ended 05/31/07	$10.04	$0.42	$0.08	$0.50	$(0.42)	$(0.42)
Year ended 05/31/06	10.27	0.36	(0.23)	0.13	(0.36)	(0.36)
Year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	(0.32)
Year ended 05/31/04	10.57	0.29	(0.26)	0.03	(0.29)	(0.29)
Year ended 05/31/03	10.34	0.36	0.23	0.59	(0.36)	(0.36)
Class A Shares
Year ended 05/31/07	10.04	0.37	0.08	0.45	(0.37)	(0.37)
Year ended 05/31/06	10.26	0.31	(0.22)	0.09	(0.31)	(0.31)
Year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	(0.27)
Year ended 05/31/04	10.56	0.24	(0.25)	(0.01)	(0.24)	(0.24)
Period ended 05/31/03(e)	10.46	0.20	0.10	0.30	(0.20)	(0.20)
Class C Shares
Year ended 05/31/07	10.03	0.32	0.08	0.40	(0.32)	(0.32)
Year ended 05/31/06	10.26	0.26	(0.23)	0.03	(0.26)	(0.26)
Year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	(0.22)
Year ended 05/31/04	10.55	0.19	(0.24)	(0.05)	(0.19)	(0.19)
Period ended 05/31/03(e)	10.46	0.16	0.09	0.25	(0.16)	(0.16)

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$10.12	5.08%	$121,216	0.53	%(d)	4.17%		0.61	%(d)	83.84%
10.04	1.27%	125,605	0.52%		3.51%		0.60%		39.89%
10.27	2.74%	165,102	0.52%		3.09%		0.58%		63.24%
10.31	0.29%	171,672	0.50%		2.76%		0.59%		79.96%
10.57	5.82%	175,294	0.49%		3.46%		0.59%		62.07%

10.12	4.55%	3,588	1.03	%(d)	3.67%		1.11	%(d)	83.84%
10.04	0.86%	3,800	1.02%		3.06%		1.10%		39.89%
10.26	2.13%	2,681	1.03%		2.59%		1.08%		63.24%
10.31	(0.11)%	2,506	1.00%		2.27%		1.09%		79.96%
10.56	2.84%	262	1.00	%(f)	2.64	%(f)	1.10	%(f)	62.07%

10.11	4.03%	599	1.53	%(d)	3.16%		1.61	%(d)	83.84%
10.03	0.26%	930	1.52%		2.52%		1.60%		39.89%
10.26	1.62%	1,103	1.53%		2.10%		1.58%		63.24%
10.31	(0.52)%	1,035	1.50%		1.76%		1.59%		79.96%
10.55	2.41%	155	1.50	%(f)	2.03	%(f)	1.63	%(f)	62.07%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments
Total Return Bond Fund Institutional Class Shares
Year ended 05/31/07	$9.45	$0.45	$0.13	$0.58	$(0.46)	$—
Year ended 05/31/06	9.92	0.41	(0.44)	(0.03)	(0.43)	(0.01)
Year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)
Year ended 05/31/04	10.19	0.35	(0.33)	0.02	(0.42)	(0.05)
Year ended 05/31/03	9.84	0.44	0.39	0.83	(0.48)	—
Class A Shares
Year ended 05/31/07	9.45	0.40	0.13	0.53	(0.41)	—
Year ended 05/31/06	9.92	0.37	(0.45)	(0.08)	(0.38)	(0.01)
Year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.06)
Year ended 05/31/04	10.19	0.35	(0.38)	(0.03)	(0.37)	(0.05)
Period ended 05/31/03(e)	9.95	0.26	0.26	0.52	(0.28)	—
Class C Shares
Year ended 05/31/07	9.44	0.33	0.16	0.49	(0.36)	—
Year ended 05/31/06	9.92	0.31	(0.45)	(0.14)	(0.33)	(0.01)
Year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.06)
Year ended 05/31/04	10.19	0.28	(0.36)	(0.08)	(0.32)	(0.05)
Period ended 05/31/03(e)	9.95	0.24	0.25	0.49	(0.25)	—

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$(0.46)	$9.57	6.22%	$147,511	0.53	%(d)	4.72%		0.59	%(d)	66.38%
(0.44)	9.45	(0.29)%	147,966	0.53%		4.27%		0.60%		55.59%
(0.48)	9.92	6.87%	136,288	0.52%		3.97%		0.59%		68.56%
(0.47)	9.74	0.22%	135,360	0.50%		3.54%		0.61%		159.78%
(0.48)	10.19	8.68%	144,061	0.49%		4.44%		0.59%		108.44%

(0.41)	9.57	5.68%	886	1.03	%(d)	4.22%		1.09	%(d)	66.38%
(0.39)	9.45	(0.79)%	1,091	1.03%		3.79%		1.10%		55.59%
(0.43)	9.92	6.34%	768	1.02%		3.45%		1.09%		68.56%
(0.42)	9.74	(0.28)%	871	1.00%		3.18%		1.11%		159.78%
(0.28)	10.19	5.32%	85	1.00	%(f)	3.45	%(f)	1.11	%(f)	108.44%

(0.36)	9.57	5.26%	201	1.53	%(d)	3.71%		1.60	%(d)	66.38%
(0.34)	9.44	(1.38)%	549	1.53%		3.23%		1.60%		55.59%
(0.38)	9.92	5.81%	595	1.53%		2.98%		1.59%		68.56%
(0.37)	9.74	(0.79)%	332	1.50%		2.63%		1.61%		159.78%
(0.25)	10.19	5.03%	76	1.50	%(f)	2.65	%(f)	1.63	%(f)	108.44%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions
Maryland Tax-Exempt Bond Fund Institutional Class Shares
Year ended 05/31/07	$10.77	$0.40	$0.01	$0.41	$(0.40)	$(0.40)
Year ended 05/31/06	11.04	0.39	(0.27)	0.12	(0.39)	(0.39)
Year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	(0.37)
Year ended 05/31/04	11.32	0.35	(0.29)	0.06	(0.35)	(0.35)
Year ended 05/31/03	11.03	0.38	0.29	0.67	(0.38)	(0.38)
Class A Shares
Year ended 05/31/07	10.77	0.34	0.01	0.35	(0.34)	(0.34)
Year ended 05/31/06	11.04	0.34	(0.27)	0.07	(0.34)	(0.34)
Year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	(0.31)
Year ended 05/31/04	11.32	0.30	(0.29)	0.01	(0.30)	(0.30)
Period ended 05/31/03(e)	11.31	0.21	0.01	0.22	(0.21)	(0.21)
Class C Shares
Year ended 05/31/07	10.77	0.29	0.01	0.30	(0.29)	(0.29)
Year ended 05/31/06	11.04	0.28	(0.27)	0.01	(0.28)	(0.28)
Year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	(0.26)
Year ended 05/31/04	11.32	0.24	(0.29)	(0.05)	(0.24)	(0.24)
Period ended 05/31/03(e)	11.31	0.17	0.01	0.18	(0.17)	(0.17)

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$10.78	3.83%	$48,742	0.53	%(d)	3.68%		0.85	%(d)	8.95%
10.77	1.12%	51,328	0.53%		3.59%		0.82%		25.31%
11.04	3.46%	56,663	0.52%		3.31%		0.81%		21.94%
11.03	0.57%	57,765	0.50%		3.16%		0.80%		22.74%
11.32	6.15%	62,090	0.49%		3.38%		0.80%		19.37%

10.78	3.32%	928	1.03	%(d)	3.18%		1.35	%(d)	8.95%
10.77	0.62%	1,001	1.03%		3.11%		1.32%		25.31%
11.04	2.94%	852	1.02%		2.81%		1.31%		21.94%
11.03	0.08%	1,258	1.00%		2.67%		1.30%		22.74%
11.32	1.95%	827	1.00	%(f)	2.71	%(f)	1.39	%(f)	19.37%

10.78	2.80%	114	1.53	%(d)	2.67%		1.85	%(d)	8.95%
10.77	0.12%	153	1.52%		2.59%		1.82%		25.31%
11.04	2.43%	218	1.52%		2.31%		1.81%		21.94%
11.03	(0.43)%	240	1.50%		2.19%		1.80%		22.74%
11.32	1.59%	52	1.50	%(f)	2.21	%(f)	1.83	%(f)	19.37%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends and Distributions
Tax-Exempt Limited Maturity Bond Fund Institutional Class Shares
Year ended 05/31/07	$9.86	$0.30	$—	$0.30	$(0.30)	$(0.30)
Year ended 05/31/06	9.98	0.25	(0.12)	0.13	(0.25)	(0.25)
Year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	(0.20)
Year ended 05/31/04	10.25	0.21	(0.20)	0.01	(0.21)	(0.21)
Year ended 05/31/03	10.10	0.29	0.15	0.44	(0.29)	(0.29)
Class A Shares
Year ended 05/31/07	9.86	0.25	0.01	0.26	(0.25)	(0.25)
Year ended 05/31/06	9.98	0.20	(0.12)	0.08	(0.20)	(0.20)
Year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	(0.15)
Year ended 05/31/04	10.25	0.16	(0.20)	(0.04)	(0.16)	(0.16)
Period ended 05/31/03(e)	10.25	0.14	—	0.14	(0.14)	(0.14)
Class C Shares
Year ended 05/31/07	9.86	0.20	—	0.20	(0.20)	(0.20)
Year ended 05/31/06	9.98	0.15	(0.12)	0.03	(0.15)	(0.15)
Year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	(0.10)
Year ended 05/31/04	10.25	0.11	(0.20)	(0.09)	(0.11)	(0.11)
Period ended 05/31/03(e)	10.25	0.10	—	0.10	(0.10)	(0.10)

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$9.86	3.05%	$59,047	0.53	%(d)	3.01%		0.79	%(d)	13.17%
9.86	1.34%	83,198	0.52%		2.53%		0.76%		62.71%
9.98	1.34%	110,381	0.52%		2.03%		0.74%		20.26%
10.05	0.08%	142,348	0.50%		2.05%		0.73%		23.36%
10.25	4.36%	122,650	0.49%		2.73%		0.75%		41.77%

9.87	2.64%	932	1.03	%(d)	2.52%		1.30	%(d)	13.17%
9.86	0.84%	650	1.03%		2.05%		1.26%		62.71%
9.98	0.84%	411	1.02%		1.53%		1.24%		20.26%
10.05	(0.42)%	496	1.00%		1.55%		1.23%		23.36%
10.25	1.33%	557	1.00	%(f)	1.78	%(f)	1.33	%(f)	41.77%

9.86	2.03%	107	1.53	%(d)	2.01%		1.79	%(d)	13.17%
9.86	0.33%	105	1.53%		1.54%		1.76%		62.71%
9.98	0.33%	106	1.53%		1.03%		1.74%		20.26%
10.05	(0.91)%	123	1.50%		1.06%		1.73%		23.36%
10.25	0.98%	1	1.50	%(f)	1.51	%(f)	1.91	%(f)	41.77%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains on Investments
National Tax-Exempt Bond Fund Institutional Class Shares
Year ended 05/31/07	$9.48	$0.34	$(0.01)	$0.33	$(0.34)	$(0.01)
Year ended 05/31/06	9.72	0.34	(0.24)	0.10	(0.34)	—
Year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	—
Year ended 05/31/04	10.03	0.33	(0.32)	0.01	(0.33)	—
Year ended 05/31/03	9.86	0.34	0.25	0.59	(0.34)	(0.08)
Class A Shares
Year ended 05/31/07	9.50	0.30	(0.01)	0.29	(0.30)	(0.01)
Year ended 05/31/06	9.74	0.29	(0.24)	0.05	(0.29)	—
Year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	—
Year ended 05/31/04	10.03	0.28	(0.30)	(0.02)	(0.28)	—
Period ended 05/31/03(e)	10.14	0.19	(0.03)	0.16	(0.19)	(0.08)
Class C Shares
Year ended 05/31/07	9.48	0.25	— (g)	0.25	(0.25)	(0.01)
Year ended 05/31/06	9.72	0.24	(0.24)	—	(0.24)	—
Year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	—
Year ended 05/31/04	10.04	0.24	(0.33)	(0.09)	(0.24)	—
Period ended 05/31/03(e)	10.14	0.16	(0.02)	0.14	(0.16)	(0.08)

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Commencement of operations was September 30, 2002.
(f)	Annualized.
(g)	Amount rounds to less than $0.005.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout each Period)

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover(c)

$(0.35)	$9.46	3.49%	$81,317	0.53	%(d)	3.59%		0.77	%(d)	22.17%
(0.34)	9.48	1.03%	97,896	0.53%		3.52%		0.75%		50.88%
(0.34)	9.72	3.62%	122,151	0.52%		3.45%		0.74%		16.69%
(0.33)	9.71	0.13%	143,400	0.50%		3.37%		0.72%		20.38%
(0.42)	10.03	6.12%	170,408	0.49%		3.38%		0.72%		36.00%

(0.31)	9.48	2.97%	821	1.03	%(d)	3.09%		1.27	%(d)	22.17%
(0.29)	9.50	0.53%	767	1.03%		3.04%		1.25%		50.88%
(0.29)	9.74	3.09%	276	1.02%		2.95%		1.24%		16.69%
(0.28)	9.73	(0.16)%	281	1.00%		2.92%		1.22%		20.38%
(0.27)	10.03	1.67%	35	1.00	%(f)	2.82	%(f)	1.23	%(f)	36.00%

(0.26)	9.47	2.57%	105	1.53	%(d)	2.59%		1.77	%(d)	22.17%
(0.24)	9.48	0.03%	151	1.53%		2.52%		1.75%		50.88%
(0.24)	9.72	2.59%	177	1.53%		2.45%		1.74%		16.69%
(0.24)	9.71	(0.96)%	172	1.50%		2.41%		1.72%		20.38%
(0.24)	10.04	1.43%	52	1.50	%(f)	2.31	%(f)	1.73	%(f)	36.00%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES

Mercantile Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to twenty billion shares, having a par value of $0.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in fourteen investment portfolios: the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds,” individually, each a “Fund”).

Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The price of each share class of each Fund is calculated as of the close of trading on the New York Stock Exchange. Similarly, the financial statements are prepared as of the close of trading on the New York Stock Exchange on May 31, 2007. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)	Security Valuation: Investment securities held by the Money Market Funds are valued under an amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company's Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values, if such values are representative of fair value. The Board of Directors of the Company has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations no longer represent the fair value of the foreign securities held by the International Equity Fund and may require fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining such fair value prices, the International Equity Fund utilizes data furnished by an independent pricing service. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and ask prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates fair value. The net asset value per share of the Equity Funds and Bond Funds will fluctuate as the values of their respective investment portfolios change.

B)

Security Transactions and Investment Income:    Security transactions are accounted for on the trade date of financial reporting dates. The cost of investments sold is determined by use of the specific identification method for both

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes using the effective interest method. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general expenses of the Company are allocated among the Funds based on relative net assets or another reasonable basis. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of the Money Market Funds and Bond Funds; are declared and paid quarterly to shareholders of the Growth & Income Fund, Equity Income Fund and Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of the International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of the Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Funds. Each Fund intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

D)	Repurchase Agreements: Each Fund, except the Tax-Exempt Money Market Fund, the Tax-Exempt Limited Maturity Bond Fund, the Maryland Tax-Exempt Bond Fund, and the National Tax-Exempt Bond Fund, may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value greater than or equal to 102% of the repurchase agreement.

E)	Foreign Securities: Investing in foreign securities is subject to certain risks such as currency exchange rate volatility, possible political, social, or economic instability, foreign taxation and/or differences in auditing and other financial standards. The Funds are subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by the International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. As applicable, the International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

F)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G)	Foreign Currency Exchange Contracts: The International Equity Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. See Note 3 for details of forward foreign currency contracts outstanding as of May 31, 2007.

H)

Forward Interest Rate Swap Contracts:    The Bond Funds may enter into forward interest rate swap contracts in order to hedge their exposure to changes in interest rates on their debt portfolio holdings. All commitments are

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

marked-to-market daily at the applicable interest rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included as realized gain or loss in the Statements of Operations. Such contracts, which protect the value of the Fund’s investment securities against an increase in interest rates, do not eliminate fluctuations in the underlying prices of the securities, but its characteristics are such that the contract's price tends to move in the opposite direction of the underlying bonds in the portfolio. Also, although such contracts tend to minimize the risk of loss due to an increase in interest rates, at the same time they tend to limit any potential gain that might be realized should interest rates decrease. There were no outstanding forward interest rate swap contracts outstanding as of May 31, 2007.

I)	Interest Rate Swap Agreements: The Bond Funds may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gain or loss. Entering into interest rate swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. There were no outstanding interest rate swap contracts outstanding as of May 31, 2007.

J)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch, each Fund except the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for the International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in certain high quality, liquid investments. Although the collateral mitigates risk; securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. The Company has the right under the securities lending agreement to recover the loaned securities from the borrower on demand.

At May 31, 2007, the cash collateral received by the Funds was pooled and invested in the following securities. Each of the Funds participating in securities lending at that date owned a pro-rata portion of the securities listed below.

	Par	Value
Saturn Ventures II, Inc., 5.38%, 08/07/07	$20,000,000	$20,000,000
TIAA Real Estate CDO Trust Ltd., 5.35%, 03/28/08	17,198,356	17,198,356
Bavaria Universal Funding, 5.31%, 06/20/07	5,448,000	5,432,804
Fenway Funding LLC, 5.32%, 06/01/07	20,000,000	20,000,000
Fenway Funding LLC, 5.35%, 08/13/07	10,000,000	9,892,933
KKR Pacific FDG Trust, 5.32%, 06/12/2007	25,000,000	24,959,552
MICA Funding LLC, 5.33%, 07/16/07	20,000,000	19,868,500
RAMS Funding II LLC, 5.34%, 06/21/07	10,000,000	9,970,444
RAMS Funding II LLC, 5.34%, 06/20/07	10,301,000	10,272,077
Rhineland Funding Cap Corp., 5.35%, 07/06/07	25,178,000	25,048,999
Rhineland Funding Cap Corp., 5.32%, 06/18/07	10,000,000	9,974,972
Stony Point Capital Co., 5.34%, 06/14/07	21,794,000	21,752,131
Thornburg Mortgage Cap Res, 5.32%, 06/12/07	10,000,000	9,983,836
Valcour Bay Cap Co. LLC, 5.33%, 06/01/07	15,000,000	15,000,000
Valcour Bay Cap Co. LLC, 5.33%, 06/13/07	11,347,000	11,326,916
Allstate Life Global Funding II, 5.36%, 05/15/08	4,000,000	4,000,000
American General Financial Corp., 5.37%, 05/15/08	10,000,000	10,000,000
Anglo Irish Bank, 5.35%, 05/05/08	20,000,000	20,000,000
BCP Finance Bank Ext., 5.37%, 05/02/08	20,000,000	20,000,000
Bear Stearns Co., Inc., 5.36%, 05/15/08	22,000,000	22,000,000
Elysian Funding LLC, 5.39%, 06/13/07	10,000,000	9,999,953

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

	Par	Value
Genworth Financial, 5.38%, 05/15/08	$10,000,000	$10,000,000
Irish Life & Permanent PLC, 5.36%, 05/21/08	7,000,000	6,999,635
Jackson National Life Funding, 5.32%, 05/01/08	10,000,000	10,000,000
Natexis, 5.33%, 05/15/08	20,000,000	19,998,422
Northern Rock PLC, 5.38%, 05/05/08	12,000,000	12,000,000
SLM Corp., 5.32%, 04/14/08	20,000,000	20,000,000
Caixa Catalunya, 5.39%, 03/07/08	20,000,000	20,000,000
Cam US Finance SA, 5.36%, 04/03/08	20,000,000	20,000,000
CIT Group Inc., 5.37%, 05/18/08	25,000,000	25,000,000
Countrywide Financial Corp., 5.43%, 06/27/07	25,000,000	24,999,815
Dekabank, 5.38%, 04/19/08	15,000,000	14,999,109
Lehman Brothers, Inc. Repurchase Agreement, dated 05/31/07 to be repurchased at $100,014,722 fully collateralized by U.S. Government Agency Obligations, 5.30%, 06/01/07	100,000,000	100,000,000
Barclays Capital Markets Repurchase Agreement, dated 05/31/07 to be repurchased at 13,119,924 fully collateralized by U.S. Government Agency Obligations, 5.28%, 06/01/07	13,118,000	13,118,000

K)	The Diversified Real Estate Fund invests primarily in the securities of companies principally engaged in the real estate business, which are subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

L)	The net asset value per share of the Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

M)	The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Certain investments owned by the Funds (primarily the Tax-Exempt Money Market Fund, the Maryland Tax-Exempt Bond Fund, the Tax-Exempt Limited Maturity Bond Fund and the National Tax-Exempt Bond Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or (for the Tax-Exempt Money Market Fund) may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.

N)	In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

O)	Recently Issued Accounting Pronouncements: In July 2006 the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

Mercantile Capital Advisors, Inc. (“Mercantile”), a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as advisor, Mercantile receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

Fund	Advisory Fee on net assets up to $1 billion	Advisory Fee on net assets over $1 billion
Prime Money Market Fund	0.25%	0.20%
Government Money Market Fund	0.25%	0.20%
Tax-Exempt Money Market Fund	0.25%	0.20%
Growth & Income Fund	0.60%	0.40%
Equity Income Fund	0.60%	0.40%
Equity Growth Fund	0.60%	0.40%
Capital Opportunities Fund	1.30%	1.20%
International Equity Fund	1.22%	0.90%
Diversified Real Estate Fund	0.80%	0.60%
Limited Maturity Bond Fund	0.35%	0.20%
Total Return Bond Fund	0.35%	0.20%
Maryland Tax-Exempt Bond Fund	0.50%	0.25%
Tax-Exempt Limited Maturity Bond Fund	0.50%	0.25%
National Tax-Exempt Bond Fund	0.50%	0.25%

Mercantile pays sub-advisory fees for the following funds to:

Sub-Advisor	Fund		Sub-Advisory Fee*
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $25 million On the second $25 million On the third $25 million On average net assets in excess of $75 million
Julius Baer Investment Management, LLC	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $20 million On the second $20 million On the next $60 million On average net assets in excess of $100 million
Delaware Management Company	Capital Opportunities Fund	0.70% 0.60% 0.50% 0.45%	On average net assets up to $100 million On the next $150 million On the next $250 million On average net assets in excess of $500 million
Boyd Watterson Asset Management, LLC (a wholly-owned subsidiary of PNC)	Limited Maturity Bond Fund Total Return Bond Fund	0.20% 0.30% 0.17% 0.20% 0.30% 0.17%

On average net assets up to $140,403,000

On average net assets greater than $140,403,000 and up to $1 billion

On average net assets in excess of $1 billion

On average net assets up to $144,344,000

On average net assets greater than $144,344,000 and up to $1 billion

On average net assets greater than $1 billion

*	The fees shall be waived proportionally subject to any management fee waivers that Mercantile has voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of 0.125% of the average daily net assets of each Fund. Mercantile pays sub-administration fees to BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), an affiliate of the Company’s distributor. Mercantile may, at its discretion, voluntarily waive a portion of its advisory fees for any Fund or reimburse any Fund’s expenses. The waivers and reimbursements may be terminated at any time at the option of Mercantile. As set forth in each Fund’s prospectus, Mercantile may seek reimbursement from a Fund for such waived or reimbursed amounts, subject to Board approval. For the current fiscal year ended, Mercantile did not seek reimbursement from any Fund for any waived or reimbursed amounts.

Shares in each Fund are sold on a continuous basis by the Company's distributor, Mercantile Investment Services, Inc, (the “Distributor”), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor receives no fee for these services. The Funds also pay BISYS Ohio fees for fund accounting, blue sky and transfer agent services provided to the Funds.

The Company has adopted separate Distribution and Services Plans with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by customers of service organizations. For the fiscal year ended May 31, 2007, Mercantile Investment Services, Inc. waived distribution and service fees for Class C Shares of the Prime Money Market Fund, the Government Money Market Fund, and the Tax-Exempt Money Market Fund and did not seek reimbursement.

Each director of the Company receives from the Company an annual fee of $28,000, and a fee of $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, and is reimbursed for all out-of-pocket expenses incurred as a Director. The Chairman of the Board of Directors receives an additional annual fee of $10,000 for his services in this capacity.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

3.	FORWARD FOREIGN CURRENCY CONTRACTS

A summary of forward foreign currency contracts in the International Equity Fund which were outstanding at May 31, 2007, is as follows:

Delivery Dates	Sell	Buy	Unrealized Appreciation/ (Depreciation)
06/05/2007	EUR 43,039	USD 58,486	$570
06/05/2007	EUR 136,258	USD 185,162	$1,805
06/22/2007	CZK 26,896,089	USD 1,294,575	$11,383
06/22/2007	USD 1,757,054	GBP 896,914	$18,448
07/31/2007	EUR 2,977,406	USD 4,061,286	$46,698
08/22/2007	HUF 246,032,842	USD 1,318,151	$1,028

			$79,932
06/05/2007	AUD 68,017	USD 55,692	$(605)
06/05/2007	USD 116,935	EUR 86,051	$(1,140)
06/05/2007	MXN 67,846	USD 6,375	$(58)
06/05/2007	MXN 240,376	USD 22,585	$(204)
06/05/2007	PLN 388,162	USD 135,470	$(1,778)
06/21/2007	TRY 970,161	USD 678,695	$(53,491)
06/22/2007	USD 103,548	CZK 2,167,667	$(130)
07/31/2007	USD 5,787,925	JPY 678,559,000	$(165,037)
08/08/2007	USD 9,979,720	JPY 1,183,534,857	$(162,777)

			$(385,220)

Currency Legend

AUD	Australian Dollar
CZK	Czech Republic Koruna
EUR	European Union Euro
GBP	British Pound
HUF	Hungarian Forint
MXN	Mexican Peso
JPY	Japanese Yen
PLN	Polish Zlotych
TRY	Turkish Lira
USD	U.S. Dollar

4.	SECURITIES LENDING

At May 31, 2007, the value of securities loaned and collateral was as follows:

	Value of Securities Loaned	Value of Collateral
Prime Money Market Fund	$29,499,865	$30,373,591
Government Money Market Fund	144,677,281	147,770,182
Growth & Income Fund	88,467,148	90,657,362
Equity Income Fund	13,463,302	13,843,764
Equity Growth Fund	7,530,695	7,703,828
Capital Opportunities Fund	88,644,575	91,611,197
International Equity Fund	114,224,257	118,889,956
Diversified Real Estate Fund	91,464,036	94,121,082
Limited Maturity Fund	6,256,878	6,483,931
Total Return Bond Fund	11,872,350	12,341,561

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

5.	PURCHASES & SALES OF SECURITIES

For the year ended May 31, 2007, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth & Income Fund	$263,602,589	$342,595,637	$—	$—
Equity Income Fund	60,910,243	68,449,302	—	—
Equity Growth Fund	34,395,638	33,989,957	—	—
Capital Opportunities Fund	102,607,477	142,799,192	—	—
International Equity Fund	340,695,461	389,687,363	—	—
Diversified Real Estate Fund	26,291,903	55,747,807	—	—
Limited Maturity Bond Fund	106,145,544	111,693,717	24,519,813	25,480,816
Total Return Bond Fund	98,655,022	100,785,686	16,459,559	22,100,053
Maryland Tax-Exempt Bond Fund	3,956,877	8,552,853	—	—
Tax-Exempt Limited Maturity Bond Fund	7,864,996	28,262,152	—	—
National Tax-Exempt Bond Fund	17,320,171	30,317,151	—	—

6.	CAPITAL LOSS CARRYOVERS

At May 31, 2007, the following Funds had capital loss carryovers:

Expiration date 5/31	2008	2009	2010	2011	2012	2013	2014	2015	TOTAL
Government Money Market Fund	$—	$—	$(528)	$—	$—	$—	$—	$—	$(528)
Tax-Exempt Money Market Fund	(6,309)	—	—	—	(62,963)	—	—	—	(69,272)
Equity Growth Fund	—	—	—	(22,137,969)	(754,088)	—	—	—	(22,892,057)
Limited Maturity Bond Fund	—	—	—	(730,780)	—	(66,571)	(804,061)	(1,186,977)	(2,788,389)
Total Return Bond Fund	—	—	—	—	—	—	—	(1,360,127)	(1,360,127)
Maryland Tax-Exempt Bond Fund	—	—	—	—	(470,875)	—	(161,420)	—	(632,295)
Tax-Exempt Limited Maturity Bond Fund	—	—	—	—	(281,678)	—	(842,395)	(583,987)	(1,708,060)

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

During the year ended May 31, 2007, the following funds utilized capital loss carryforwards to offset capital gains realized.

Prime Money Market Fund	$31
Government Money Market Fund	1,763
Equity Growth Fund	2,685,446
Maryland Tax-Exempt Bond Fund	148,168
National Tax-Exempt Bond Fund	210,298

7.	FEDERAL INCOME TAX INFORMATION

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders, which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for foreign currency transactions, paydowns, market

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

7.	FEDERAL INCOME TAX INFORMATION — Continued

discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

The Diversified Real Estate Fund has a tax year end of December 31. Therefore, the tax character of distributions paid for January 1, 2007 through May 31, 2007 will be determined at the end of its tax year. The tax basis components of distributable earnings are as of May 31, 2007, but only reflect permanent tax differences as of December 31, 2006, the Fund’s tax year end.

The tax character of distributions paid during the year ended May 31, 2007 was as follows:

Portfolio	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	$—	$44,946,078	$—	$—	$44,946,078
Government Money Market Fund	—	20,169,431	—	—	20,169,431
Tax-Exempt Money Market Fund	7,262,634	—	—	—	7,262,634
Growth & Income Fund	—	16,978,475	55,130,555	—	72,109,030
Equity Income Fund	—	2,990,340	12,635,102	—	15,625,442
Equity Growth Fund	—	88,404	—	—	88,404
Capital Opportunities Fund	—	—	12,673,885	—	12,673,885
International Equity Fund	—	13,646,874	35,419,445	—	49,066,319
Diversified Real Estate Fund	—	6,291,582	10,523,160	—	16,814,742
Limited Maturity Bond Fund	—	5,357,524	—	—	5,357,524
Total Return Bond Fund	—	7,185,395	—	—	7,185,395
Maryland Tax-Exempt Bond Fund	1,856,050	—	—	—	1,856,050
Tax-Exempt Limited Maturity Bond Fund	2,200,067	—	—	—	2,200,067
National Tax-Exempt Bond Fund	3,326,864	—	51,363	—	3,378,227

The tax character of distributions paid during the year ended May 31, 2006 was as follows:

Portfolio	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	$—	$26,934,447	$—	$—	$26,934,447
Government Money Market Fund	—	13,169,340	—	—	13,169,340
Tax-Exempt Money Market Fund	4,406,660	—	—	—	4,406,660
Growth & Income Fund	—	5,886,677	19,604,722	—	25,491,399
Equity Income Fund	—	1,884,149	—	—	1,884,149
Equity Growth Fund	—	39,444	—	—	39,444
Capital Opportunities Fund	—	1,802,111	10,497,723	—	12,299,834
International Equity Fund	—	6,098,697	18,227,605	—	24,326,302
Diversified Real Estate Fund*	—	3,764,299	11,938,970	—	15,703,269
Limited Maturity Bond Fund	—	4,949,654	—	—	4,949,654
Total Return Bond Fund	—	5,930,405	22,831	—	5,953,236
Maryland Tax-Exempt Bond Fund	1,870,840	—	—	—	1,870,840
Tax-Exempt Limited Maturity Bond Fund	2,326,626	—	—	—	2,326,626
National Tax-Exempt Bond Fund	3,624,562	—	—	—	3,624,562

*	Information as of the tax year ended December 31, 2005.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

7.	FEDERAL INCOME TAX INFORMATION — Continued

The tax-basis components of distributable earnings at May 31, 2007 were as follows:

Portfolio	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Differences	Unrealized Appreciation (Depreciation)*	Capital Loss Carryforwards	Post- October Loss	Paid-in Capital	Net Assets
Prime Money Market Fund	$—	$3,389,805	$—	$(3,386,232)	$—	$—	$—	$1,025,154,459	$1,025,158,032
Government Money Market Fund	—	1,881,417	—	(1,881,417)	—	(528)	—	490,761,209	490,760,681
Tax-Exempt Money Market Fund	692,938	—	—	(692,938)	—	(69,272)	—	244,504,679	244,435,407
Growth & Income Fund	—	11,315,399	19,055,346	—	87,508,862	—	—	353,979,456	471,859,063
Equity Income Fund	—	3,309,954	4,921,632	—	18,116,586	—	—	75,439,483	101,787,655
Equity Growth Fund	—	7,584	—	—	9,598,667	(22,892,057)	—	65,953,437	52,667,631
Capital Opportunities Fund	—	1,877,116	17,749,622	—	59,869,067	—	—	147,225,584	226,721,389
International Equity Fund	—	15,702,147	31,299,020	—	238,120,465	—	—	545,858,878	830,980,510
Diversified Real Estate Fund	—	2,968,268	10,616,802	—	111,113,449	—	—	101,460,270	226,158,789
Limited Maturity Bond Fund	—	286,274	—	(286,628)	(810,490)	(2,788,389)	(236,297)	129,238,504	125,402,974
Total Return Bond Fund	—	324,555	—	(475,450)	(1,468,400)	(1,360,127)	(54,080)	151,630,975	148,597,473
Maryland Tax-Exempt Bond Fund	143,625	—	—	(143,625)	555,350	(632,295)	—	49,860,453	49,783,508
Tax-Exempt Limited Maturity Bond Fund	157,396	—	—	(157,396)	(278,434)	(1,708,060)	—	62,072,366	60,085,872
National Tax-Exempt Bond Fund	253,353	—	417,081	(253,353)	402,859	—	—	81,423,116	82,243,056

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

Temporary differences are not adjusted for financial reporting purposes; however, permanent differences are reclassified in the capital and undistributed accounts. For the year ended May 31, 2007, the Funds recorded the following permanent reclassifications. The results of operations and net assets were not affected by the increases/ (decreases) to these accounts.

Portfolio	Undistributed net investment income	Undistributed net realized gain	Paid-in-Capital	Adjustment due to
Growth & Income Fund	$—	$199,719	$(199,719)	Loss associated with redemption in kind
Capital Opportunities Fund	560,993	(560,993)	—	Tax operating loss
International Equity Fund	(9,292,893)	9,292,893	—	Currency reclass and PFIC adjustment
Diversified Real Estate Fund	2,618,689	(2,618,689)	—	Distribution reclass
Limited Maturity Bond Fund	(2,861)	2,861	—	Paydown reclass
Total Return Bond Fund	103,620	(103,620)	—	Paydown reclass

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

8.	LINE OF CREDIT

The Company has established a line of credit with the Funds’ custodian, Fifth Third Bank (“Fifth Third”). The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum. At May 31, 2007, the Funds had no outstanding borrowings under the line of credit. During the year ended May 31, 2007, the following Funds borrowed amounts and paid interest as noted in the table below.

	Range of Borrowings	Interest Paid	Weighted Average Interest Rate
Prime Money Market Fund	$269,417—$6,000,117	$1,044	5.75%
Tax Exempt Money Market Fund	$269,427—$ 653,833	$250	5.71%
Growth & Income Fund	$266,954—$2,914,389	$1,277	5.77%
Equity Income Fund	$169,093—$ 655,197	$605	5.75%
Capital Opportunities Fund	$102,490—$1,418,016	$3,573	5.73%
International Equity Fund	$104,181—$7,400,257	$9,337	5.76%
Diversified Real Estate Fund	$229,726—$1,122,412	$2,065	5.75%
Total Return Bond Fund	$124,570—$1,932,039	$1,317	5.77%

9.	CUSTODY CREDIT

Fifth Third has agreed with the Company to offset the monthly aggregate invoices for domestic and international equity custody services by $25,000 per month. This credit is conditioned on the Company continuing to utilize Fifth Third for all aspects of custodial duties as outlined in the custody agreement.

10.	RESTRICTED SECURITIES

Securities restricted as to public resale are ineligible into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement. As of May 31, 2007, the following Funds held the following percentages of its net assets in such securities that were acquired for investment, not with intent to distribute or sell and that have been determined to be liquid:

	Acquisition Date	Acquisition Cost ($)	Principal Amount or Shares	Value ($)	% of Net Assets
International Equity Fund
Sistema Hals	2/20/2007	91,645	7,350	92,243	0.0%
	2/23/2007	40,211	3,238	40,637	0.0%
	2/23/2007	56,082	4,462	55,998	0.0%
Bharti Televentures	6/13/2005	311,131	61,367	1,286,811	0.2%
State Bank of India	8/5/2005	42,421	2,293	76,640	0.0%
	10/28/2005	170,661	8,314	277,883	0.0%
	11/7/2005	166,531	8,209	274,374	0.0%
	3/13/2006	134,068	5,548	185,434	0.0%
	3/14/2006	431,446	17,836	596,142	0.1%
	4/13/2006	235,478	10,237	342,156	0.0%
	5/19/2006	663,431	29,033	970,384	0.1%
Citigroup Warrant	2/24/2006	38,487	1,776	59,159	0.0%
	3/1/2006	22,498	1,022	34,043	0.0%
	3/2/2006	42,228	1,852	61,690	0.0%
	3/9/2006	93,014	4,005	133,407	0.0%
	6/6/2006	31,077	1,451	48,333	0.0%
	6/8/2006	78,185	3,956	131,774	0.0%
	6/13/2006	194,760	10,633	354,184	0.0%

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

10.	RESTRICTED SECURITIES — Continued

	Acquisition Date	Acquisition Cost ($)	Principal Amount or Shares	Value ($)	% of Net Assets
Citgroup Global	5/10/2006	410,962	36,290	564,673	0.1%
	5/11/2006	128,095	11,405	177,462	0.0%
	5/12/2006	98,714	9,127	142,016	0.0%
	10/27/2006	91,043	7,283	113,323	0.0%
	10/30/2006	108,417	8,556	133,131	0.0%
	10/31/2006	34,235	2,697	41,965	0.0%
	11/1/2006	23,768	1,859	28,926	0.0%
	11/2/2006	29,896	2,321	36,115	0.0%
	11/15/2006	92,608	6,913	107,566	0.0%
	11/16/2006	93,994	6,690	104,096	0.0%
	11/17/2006	182,292	13,099	203,821	0.0%
KKR Private Equity Investments	7/24/2006	197,715	8,731	204,305	0.0%
	7/26/2006	235,326	10,189	238,423	0.0%
	7/26/2006	172,200	7,472	174,845	0.0%
	7/27/2006	367,501	15,826	370,328	0.0%
	7/27/2006	562,560	24,226	566,888	0.1%
	7/28/2006	295,614	12,744	298,210	0.0%

Limited Maturity Bond Fund
3M Employee Stock Ownership	12/11/1998	415,782	415,782	416,402	0.3%
Cosan SA Industrial	10/18/2004	188,121	190,000	202,825	0.2%
	10/22/2004	695,275	685,000	731,237	0.6%
Hutchison Wampoa International	2/14/2006	1,501,350	1,500,000	1,498,095	1.2%

Total Return Bond Fund
Cosan SA Industrial	10/18/2004	143,566	145,000	154,787	0.1%
	10/22/2004	487,200	480,000	512,400	0.3%
	2/24/2006	109,500	100,000	106,750	0.1%
Hutchison Wampoa International	11/19/2003	897,669	900,000	898,857	0.6%
Constellation Brands	5/9/2007	377,344	375,000	379,219	0.3%
	5/9/2007	375,000	375,000	379,218	0.3%
HCA, Inc.	2/16/2007	842,894	785,000	853,687	0.6%
Steel Dynamics, Inc.	3/28/2007	375,000	375,000	375,000	0.3%
	3/29/2007	377,344	375,000	375,000	0.3%

11.	OTHER FEDERAL TAX INFORMATION (UNAUDITED)

For the period ended May 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

The International Equity Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders must report their gross income dividends and distributions in a federal tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended May 31, 2007, the Fund intends on passing through $1,660,317 of ordinary income distributions as a foreign tax credit based on foreign source income of $11,360,741.

For the period ended May 31, 2007, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Growth & Income Fund	$6,954,940
Equity Income Fund	2,657,167
Equity Growth Fund	88,404
International Equity Fund	14,686,548
Diversified Real Estate Fund*	97,504

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

11.	OTHER FEDERAL TAX INFORMATION — Continued

For the taxable year ended May 31, 2007, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Growth & Income Fund	41%
Equity Income Fund	89%
Equity Growth Fund	100%
Diversified Real Estate Fund*	1%

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Growth & Income Fund	$55,130,555
Equity Income Fund	12,635,102
Capital Opportunities Fund	12,673,885
International Equity Fund	35,419,445
Diversified Real Estate Fund*	10,523,160
National Tax-Exempt Bond Fund	51,363

*	Information for the tax year ended December 31, 2006.

NOTE	12. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS (UNAUDITED)

Prior to March 2, 2007, Mercantile served as the investment adviser to each Fund pursuant to an investment advisory agreement entered into by the Funds and Mercantile (the “Prior Advisory Agreement”). Mercantile is a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company (“MSD&T”), which, in turn, was wholly-owned by Mercantile Bankshares Corporation (“Mercantile Bankshares”). On March 2, 2007, Mercantile Bankshares merged into and with PNC. The foregoing is referred to as the “Merger.” As a result of the Merger, Mercantile is now indirectly wholly-owned by PNC. In addition, it is currently contemplated that Mercantile’s direct parent company, MSD&T, subject to regulatory approval, will be merged with and into PNC Bank, National Association (“PNC Bank”) and Mercantile subsequently will be wholly-owned by PNC Bank.

The acquisition by PNC of the indirect controlling interest in Mercantile resulted in an “assignment,” as that term is defined in the 1940 Act, of the Prior Advisory Agreement. As a result, the Funds’ prior Advisory Agreement with Mercantile automatically terminated in accordance with its terms.

At a regular meeting held on February 16, 2007, the Directors of the Funds, including a majority of the Directors who are not “interested persons” (the “Independent Directors”), met in person and voted to approve 1) an interim advisory agreement (the “Interim Advisory Agreement”) between the Funds and Mercantile in order for Mercantile to continue to serve as the investment adviser to the Funds, and 2) an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between Mercantile and Boyd Watterson for Boyd Watterson to continue to serve as the sub-adviser to the Total Return Bond Fund and Limited Maturity Bond Fund, in the event that the Merger occurred.

At a regular meeting held on May 18, 2007, the Directors, including a majority of the Independent Directors, met in person and voted to approve 1) a new advisory agreement between the Funds and Mercantile (the “New Advisory Agreement”) subject to approval by the Funds’ shareholders and 2) a New Sub-Advisory Agreement between Mercantile and Boyd Watterson, subject to approval by shareholders of the Total Return Bond Fund and the Limited Maturity Bond Fund. For information about the Board’s deliberations and the reasons for its recommendation, see “Board Approval of Investment Advisory Agreements” below.

The Interim Advisory Agreement and the Interim Sub-Advisory Agreement each took effect on March 2, 2007 and remained in effect until shareholders of the respective Funds approved the New Advisory Agreement and the New Sub-Advisory Agreement on July 19, 2007. Compensation earned by Mercantile under the Interim Advisory Agreement and earned by Boyd Watterson under the Interim Sub-Advisory Agreement was held in an interest bearing escrow account. Because, as noted below, the New Advisory Agreement and the New Sub-Advisory Agreement have each been approved, the amounts in the escrow accounts will be paid to Mercantile and Boyd Watterson, respectively.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

NOTE	12. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS (UNAUDITED) — Continued

On July 19, 2007, a Special Meeting of Shareholders was held at which the shareholders of each of the Funds were asked:

1.	For each Fund, to approve a new advisory agreement for the Funds with Mercantile Capital Advisors, Inc.;

2.	For shareholders of Limited Maturity Bond Fund and Total Return Bond Fund only, to approve a new sub-advisory agreement for each Fund between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC.

Voting Results:

The voting results of each of the Funds on Proposal 1 is presented below:

Fund	Shares Voted “For”	Shares Voted “Against”	Shares Abstained	Total
Prime Money Market Fund	594,822,388	1,213,776	2,831,567	598,867,731
Government Money Market Fund	238,394,807	—	—	238,394,807
Tax-Exempt Money Market Fund	136,942,685	—	—	136,942,685
Growth & Income Fund	15,489,501	76,222	7,893	15,573,616
Equity Income Fund	15,255,279	1,166	4,398	15,260,843
Equity Growth Fund	4,489,115	7,832	1,222	4,498,169
Capital Opportunities Fund	14,442,513	18,075	4,378	14,464,966
International Equity Fund.	34,433,856	20,686	2,607	34,457,149
Diversified Real Estate Fund	7,797,633	8,303	4,449	7,810,385
Limited Maturity Bond Fund	8,759,827	9,997	3,054	8,772,878
Total Return Bond Fund	13,806,828	2,655	184	13,809,667
Maryland Tax-Exempt Bond Fund	3,064,160	—	—	3,064,160
Tax-Exempt Limited Maturity Bond Fund	5,268,145	—	—	5,268,145
National Tax-Exempt Bond Fund	8,310,454	—	—	8,310,454

The voting results of each of the Funds on Proposal 2 is presented below:

Fund	Shares Voted “For”	Shares Voted “Against”	Shares Abstained	Total
Limited Maturity Bond Fund	8,748,279	8,579	16,020	8,772,878
Total Return Bond	13,804,012	2,650	2,831	13,809,493

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements

(Unaudited)

Prior to March 2, 2007, Mercantile served as the investment adviser to the Company pursuant to an advisory agreement between Mercantile and the Company (the “Prior Advisory Agreement”). Mercantile was a wholly owned subsidiary of Mercantile Bankshares Corporation (“Mercantile Bankshares”). On March 2, 2007, Mercantile Bankshares merged into and with The PNC Financial Services Group, Inc. (“PNC”). The foregoing is referred to as the “Merger.” The Merger resulted in an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, of the Prior Advisory Agreement, and as a result, the Prior Advisory Agreement automatically terminated in accordance with its terms. Mercantile served as the investment adviser pursuant to an interim advisory agreement (the “Interim Advisory Agreement”), which was effective March 2, 2007 until July 20, 2007, when shareholders of the Funds approved a new advisory agreement (the “New Advisory Agreement”) at the Special Meeting of Shareholders.

In reaching their decision to approve the Interim Advisory Agreement, the Directors, including all of the Independent Directors, met at their regular meeting held on February 16, 2007 with senior Mercantile and PNC personnel to discuss the general terms of the proposed merger transaction, the general corporate structure of PNC, Mercantile’s views on the proposed merger transaction, and PNC’s general plans for operating Mercantile as part of its asset management business.

In the course of their review the Directors, with the assistance of independent counsel, considered their legal responsibilities; reviewed materials received from Mercantile and considered the presentations made by PNC and Mercantile. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered whether the approval would be in the best interests of the Funds and their shareholders and took into account that the Interim Agreement was substantially identical in all material respects to the Prior Advisory Agreement; that the advisory fees will be held in escrow pending approval of the New Advisory Agreement; the material terms of the acquisition that would impact the Funds or Mercantile, including PNC’s stated intentions regarding the extent of integration of Mercantile into the PNC organization; plans to retain key personnel of Mercantile; any contemplated changes to the structure of the Funds or its Directors, officers, service providers, distribution channels or other operational matters; and that the Funds would not bear any expenses related to the acquisition, including expenses related to the proxy statement and that the independence of the Funds’ registered public accounting firm would not be compromised by the acquisition.

In reaching their decision to approve the New Advisory Agreement, the Directors, including a majority of the Independent Directors, met at their regular meeting held on May 18, 2007, and, with the assistance of independent legal counsel, considered their legal responsibilities and evaluated the New Advisory Agreement in light of the related information they had requested and received from Mercantile. The Directors reviewed these materials with the management of Mercantile, legal counsel to the Funds and independent legal counsel to the Directors. The Directors also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Advisory Agreement. The Directors also discussed the proposed approval with counsels in an executive session, at which no representatives of Mercantile were present. The Directors considered whether such approval would be in the best interests of each Fund and its shareholders, focusing primarily on the nature and quality of the services provided by Mercantile and the overall fairness of the New Advisory Agreement. In their deliberations, the Directors did not rank the importance of any particular information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

With respect to the nature, extent and quality of advisory services provided by Mercantile under the New Advisory Agreement, the Directors first reviewed the differences among the New Advisory Agreement, the Prior Advisory Agreement and the Interim Advisory Agreement. They also considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Mercantile dedicated to performing services for the Funds. The Directors also reviewed organizational and staffing changes that resulted from the Merger, including the integration of certain investment management capabilities of PNC Bank into Mercantile’s existing investment advisory capabilities, specifically the equity and tax-exempt fixed income portfolio management teams of PNC Wealth Management. The Directors considered Mercantile’s intention to have newly integrated investment personnel of the tax-exempt fixed income portfolio management team assume portfolio management responsibilities for the Maryland Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and Tax-Exempt Money Market Fund. The Directors reviewed the changes to the investment portfolios of the Growth & Income Fund, Equity Growth Fund and Equity Income Fund as a result of the significant changes Mercantile had made to its equity portfolio management and investment research team more than one year ago. The Directors considered Mercantile’s policies and practices regarding brokerage including best execution, selection and compensation of brokers, use of electronic communication networks, research, fund services, directed brokerage, allocation of portfolio transactions, conflicts of interest and soft dollars. The Directors reviewed Mercantile’s procedures to monitor the investment and other activities of the sub-advisers and other service providers retained for certain of the Funds. The Directors reviewed changes to Mercantile’s compliance program and its procedures following the Merger, including the disaster recovery plan, code of ethics and proxy voting policies and procedures. The Directors confirmed that there were no pending litigation or regulatory

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

actions against Mercantile or PNC that would adversely affect or prohibit Mercantile’s services to the Funds, and that Mercantile had errors and omissions and fidelity bond insurance coverage as a subsidiary of PNC. The Directors also confirmed the Funds had errors and omissions and fidelity bond insurance coverage and that the Directors are indemnified and insured with respect to the costs of any litigation or regulatory action arising in connection with the Merger. Based on this review, the Directors concluded that Mercantile had the capabilities, resources and personnel necessary to manage the Funds.

In assessing the advisory fees of each Fund, the Directors reviewed and considered the contractual advisory fee, the advisory fee after Mercantile’s voluntary waivers and the total expenses for the A, C and Institutional share classes of each Fund compared with the advisory fees (before and after waivers) and total expense ratio of each Fund to its representative Lipper category. Mercantile voluntarily waives a portion of its advisory fees for some of the Funds. The waivers can be changed or terminated at any time at the sole discretion of Mercantile. The discussion below reflects the advisory fees and total expenses of each Fund’s Institutional Class compared with the advisory fees and total expenses of such Fund’s respective Lipper category. When considering the advisory fee of each Fund, the Directors also considered that Mercantile was willing to voluntarily waive its fee and reimburse expenses if each Fund’s total expenses exceeded the amount disclosed in the prospectus.

The Directors also considered the annualized performance of each non-money market Fund for the one-, three-, five- and ten-year periods ended March 31, 2007 (if applicable to each Fund) in comparison to the respective Morningstar category averages, and the annualized performance of each money market Fund for the one-, three-, five- and ten-year periods ended March 31, 2007 to the applicable money market universe average published by iMoneyNet. In addition to the performance information received by the Directors for the meeting, the Directors routinely receive detailed performance information for the Funds at other regular Board meetings during the year at which each Fund’s investment performance is compared to the respective Lipper, Morningstar, iMoneyNet peer groups (if applicable to each Fund), benchmark indices and peer groups of mutual funds with similar investment objectives individually selected by the portfolio management teams.

Growth & Income Fund.    The Directors compared the fund’s 0.60% annual advisory fee to fees charged by the Lipper category of 256 large-cap core institutional or no-load mutual funds and considered that the fee was lower than the 0.63% average fee. The Directors also compared the annual advisory fee of 0.57%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.59% average. The Directors noted that the fund’s total annual expense ratio of 0.78% was lower than the category’s average of 0.94%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors also reviewed the fund’s performance compared to the Morningstar category of large-cap blend funds. The comparative information showed that the fund underperformed the average performance of the Morningstar category group for the one-, three- and five-year periods, but outperformed the Morningstar category for the ten-year period. The Directors considered the performance in the context of the changes that Mercantile had made to its equity portfolio management and investment research teams, including enhancements to its research process and the resulting changes to the fund’s investment portfolio. The Directors considered Mercantile’s changes to its investment personnel and the resulting improvements to its research process and fundamental analysis. The Directors reviewed Mercantile’s investment focus on large capitalization companies at attractive valuations and its investment strategy for consistent risk-adjusted performance over a complete market cycle. The Directors considered the fund’s underperformance in the context of market risk and the recent outperformance of large capitalization companies by small and mid-capitalization companies, and noted Mercantile’s long-term investment strategy in light of its market cycle outlook. The Directors concluded that, although the fund’s investment performance over time was lower than the peer group average performance, the fund’s recent performance had shown improvement and the Directors retained confidence in Mercantile’s overall capabilities to manage the fund.

Equity Income Fund.    The Directors compared the fund’s 0.60% annual advisory fee to fees charged by the Lipper category of 81 equity income institutional or no-load mutual funds and considered that the fee was lower than the 0.72% average fee. The Directors also compared the annual advisory fee of 0.53%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.61 % average. The Directors noted that the fund’s total annual expense ratio of 0.79% was lower then the category’s average of 1.01%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of large-cap value funds for the same periods. The comparative information showed that the fund underperformed the average performance of the Morningstar category for the one-, three- and five-year periods. As described above, the Directors considered that Mercantile had implemented enhancements that over time are expected to improve performance. The Directors reviewed Mercantile’s investment focus on large capitalization companies at attractive valuations and its investment strategy for consistent risk-adjusted performance over a complete market cycle. The Directors considered the fund’s underperformance in the context of market risk and the recent outperformance of large capitalization companies by small and

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

mid-capitalization companies, and noted Mercantile’s long-term investment strategy in light of its market cycle outlook. The Directors concluded that, although the fund’s investment performance over time was lower than the peer group average performance, the fund’s recent performance had shown improvement and the Directors retained confidence in Mercantile’s overall capabilities to manage the fund.

Equity Growth Fund.    The Directors compared the fund’s 0.60% annual advisory fee to fees charged by the Lipper category of 248 large-cap growth institutional or no-load mutual funds and considered that the fee was lower than the 0.68% average fee. The Directors also compared the annual advisory fee of 0.40%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.63% average. The Directors noted that the fund’s total annual expense ratio of 0.78% was lower then the category’s average of 1.02%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of large-cap growth funds for the same periods. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-year period, but had underperformed for the three- and five-year periods. As described above, the Directors considered that Mercantile had implemented enhancements that over time are expected to improve performance. The Directors noted that the performance for the one-year period ended showed improvement and the Directors retained confidence in Mercantile’s overall capabilities to manage the fund.

Capital Opportunities Fund.    The fund is sub-advised by Delaware Management Company ("Delaware"). The Directors compared the fund’s 1.30% annual advisory fee to fees charged by the Lipper category of 293 small-cap core institutional or no-load mutual funds and considered that the fee was higher than the 0.87% average fee, but significantly lower then the highest fee of 2.00%. The Directors also compared the annual advisory fee of 1.06% after Mercantile’s voluntary waivers to the average of the Lipper category’s net advisory fees collected and noted that the fund’s fee was higher than the category’s 0.81 % average, but lower than the highest fee of 1.92%. The Directors noted that the fund’s total annual expense ratio of 1.28% was slightly higher than the category’s average of 1.20%, but much lower than the highest expense ratio of 2.25%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of small-cap blend funds for the same periods. The comparative information showed that the fund underperformed the average performance of the Morningstar category for the one-, three- and five-year periods. The Directors considered the fund’s performance in the context of Delaware’s value driven investment strategy and the impact of recent market volatility on the fund’s portfolio. The Directors noted the fund’s four-star overall Morningstar rating. The Directors concluded that the fund’s performance was satisfactory.

International Equity Fund.    The fund is sub-advised by Morgan Stanley Investment Management Limited (“Morgan Stanley”) and Julius Baer Investment Management LLC (“Julius Baer”). The Directors compared the fund’s 1.22% annual advisory fee to fees charged by the Lipper category of 44 international multi-cap value institutional or no-load mutual funds and noted that the fund’s fee was higher than the 0.82% average fee and the same as the highest fee. The Directors also compared the annual advisory fee of 0.97%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was higher than the category’s 0.75% average, but lower than the highest fee of 1.16%. The Directors noted that the fund’s advisory fee was higher than the Lipper category average and that Mercantile attributed this to the fund’s portfolio being actively managed by two separate sub-advisers. The Directors noted that the fund’s total annual expense ratio of 1.27% was higher than the category’s average of 1.11%, but lower than the maximum expense ratio of 1.70%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of foreign large-cap blend funds for the same periods. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-, five- and ten-year periods, but had underperformed the peer group for the three-year period. The Directors concluded that the fund’s performance was satisfactory.

Diversified Real Estate Fund.    The Directors compared the fund’s 0.80% annual advisory fee to fees charged by the Lipper category of 94 real estate institutional or no-load mutual funds and considered that the fee was slightly higher than the 0.77% average fee, but lower than the highest fee of 1.04%. The Directors noted that Mercantile’s voluntary waiver of the advisory fee to limit the overall expenses to 1.05% was not currently necessary as the fund’s current total annual expense ratio of 1.02% was lower than the voluntary limitation. The Directors considered that the fund’s total annual expense ratio of 1.02% was lower than the category’s average of 1.09%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of real estate funds for the same periods. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-year period, and had slightly underperformed the category for the three- and five-year periods. The Directors considered the fund’s performance in the context of Mercantile’s long-term investment strategy for this asset class and recent market volatility in this sector and concluded that the fund’s performance was satisfactory.

Limited Maturity Bond Fund.    The fund is sub-advised by Boyd Watterson Asset Management, LLC (“Boyd Watterson”). The Directors compared the fund’s 0.35% annual advisory fee to fees charged by the Lipper category of 61 short-intermediate investment grade debt institutional or no-load mutual funds and considered that the fee was lower than the 0.44% average fee. The Directors also compared the annual advisory fee of 0.28%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.36% average. The Directors noted that the fund’s Institutional Class total annual expense ratio of 0.53% was lower than the category’s 0.67% average fee. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of short-term bond funds for the same periods. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one- and three-year periods and underperformed for the five- and ten-year periods. The Directors considered the performance in the context of Boyd Watterson assuming the portfolio management within the past three and one-half years and concluded that the performance was satisfactory.

Total Return Bond Fund.    The fund is sub-advised by Boyd Watterson. The Directors compared the fund’s 0.35% annual advisory fee to fees charged by the Lipper category of 50 corporate debt funds A-rated institutional or no-load mutual funds and considered that the fee was lower than the 0.47% average fee. The Directors also compared the annual advisory fee of 0.28%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.38% average. The Directors noted that the fund’s total annual expense ratio of 0.53% was lower than the category’s 0.75% average fee. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of intermediate-term bond funds for the same periods. The comparative information showed that the fund outperformed the average performance of the peer group for the one- and three-year periods and had underperformed for the five-year period. The Directors considered the performance in the context of Boyd Watterson assuming the portfolio management within the past three and one-half years and concluded that the performance was satisfactory.

Maryland Tax-Exempt Bond Fund.    The Directors compared the fund’s 0.50% annual advisory fee to fees charged by the Lipper category of 8 Maryland municipal debt institutional or no-load mutual funds and considered that the fee was slightly higher than the 0.47% average fee, but lower than the highest fee of 0.58%. The Directors also compared the annual advisory fee of 0.21%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.40% average. The Directors noted that the fund’s total annual expense ratio of 0.53% was lower than the category’s average of 0.60%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of municipal single state intermediate-term bond funds for the same periods. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-, three-, five- and ten-year periods. The Directors also considered the changes Mercantile intended to implement to the portfolio management and research personnel, including the research and investment process and composite investment performance of the proposed portfolio management and research team. The Directors concluded that the fund’s performance was satisfactory.

Tax-Exempt Limited Maturity Bond Fund.     The Directors compared the fund’s 0.50% annual advisory fee to fees charged by the Lipper category of 15 short-intermediate municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.40% average fee and the same as the highest fee. The Directors also compared the annual advisory fee of 0.26%, Mercantile’s after voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.35% average. The Directors noted that the fund’s total annual expense ratio of 0.53% was lower than the category’s average of 0.58%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of national short-term municipal bond funds for the same periods. The comparative information showed that the fund slightly outperformed the average performance of the Morningstar category for the year-to-date period, but had underperformed the one-, three- and five-year periods. The Directors considered the changes Mercantile intended to implement to the portfolio management and research personnel, including the research and investment process and composite investment performance of the proposed portfolio management and research team. The Directors concluded that, although the fund’s performance was lower than the average performance of the peer group, Mercantile had performed reasonably in a rising interest rate environment and the Directors retained confidence in Mercantile’s overall capabilities to manage the fund.

National Tax-Exempt Bond Fund.    The Directors compared the fund’s 0.50% annual advisory fee to fees charged by the Lipper category of 62 general municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.45% average fee, but lower than the highest fee of 0.80%. The Directors also compared the annual advisory fee of 0.28%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.37% average. The Directors noted that the fund’s total annual expense ratio of 0.53% was lower than the category’s average of 0.64%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of national municipal intermediate-term bond funds for the same periods. The comparative information showed that the fund underperformed the average performance of the Morningstar category for the one-, three- and five-year periods. The Directors considered the changes Mercantile intended to implement to the portfolio management and research personnel, including the research and investment process and composite investment performance of the proposed portfolio management and research team. The Directors concluded that, although the fund’s investment performance was lower than the average performance of the peer group, they retained confidence in Mercantile’s overall capabilities to manage the fund.

Prime Money Market Fund.    The Directors compared the fund’s 0.25% annual advisory fee to fees charged by the Lipper category of 400 money market institutional or no-load mutual funds and considered that the fee was lower than the 0.27% average fee. The Directors also compared the annual advisory fee of 0.21%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was the same as the category’s average fee. The Directors noted that the fund’s total annual expense ratio of 0.40% was lower than the category’s average of 0.48%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the iMoneyNet prime category for all money market funds. The comparative information showed that the fund outperformed the average performance of the iMoneyNet category for the one-, three-, five- and ten-year periods. The Directors concluded that the fund’s performance was satisfactory.

Government Money Market Fund.    The Directors compared the fund’s 0.25% annual advisory fee to fees charged by the Lipper category of 175 U.S. government money market institutional or no-load mutual funds and considered that the fee was lower than the 0.27% average fee. The Directors also compared the annual advisory fee of 0.20%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.21% average. The Directors noted that the fund’s total annual expense ratio of 0.40% was lower than the category’s average of 0.47%. The Directors concluded that the fund’s advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the iMoneyNet government category for all money market funds. The comparative information showed that the fund outperformed the average performance of the iMoneyNet category for the one-, three-, five- and ten-year periods. The Directors concluded that the fund’s performance was satisfactory.

Tax-Exempt Money Market Fund.    The Directors compared the fund’s 0.25% annual advisory fee to fees charged by the Lipper category of 169 tax-exempt money market institutional or no-load mutual funds and considered that the fee was lower than the 0.28% average fee. The Directors also compared the annual advisory fee of 0.19%, after Mercantile’s voluntary waivers, to the average of the Lipper category’s net advisory fees collected and considered that the fund’s fee was lower than the category’s 0.21% average. The Directors noted that the fund’s total annual expense ratio of 0.40% was lower than the category’s average of 0.47%. The Directors concluded that the fund’s advisory fees were within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund’s performance for the various periods ended March 31, 2007 compared to that of the iMoneyNet tax-free category of all money market funds. The comparative information showed that the fund outperformed the

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

average performance of the iMoneyNet category for the one-, three-, five- and ten-year periods. The Directors concluded that the fund’s performance was satisfactory.

The Directors also considered the existence of breakpoints in the advisory fee schedules for the Funds that reduce Mercantile’s fee rate on assets above a specified level for each Fund. The Directors recognized that breakpoints may be an appropriate way for Mercantile to share its economies of scale with a Fund should any Fund experience substantial asset growth in the future. In considering economies of scale, the Directors recognized that it is difficult to assess breakpoints because, within the mutual fund industry as a whole, there is no uniformity or pattern in the fees or asset levels at which breakpoints (if any) are set. Because different advisers have different cost structures and service models, there are variations in the services that are included in the fees paid by other similar mutual funds which make it difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The Directors noted Mercantile’s willingness to adjust existing breakpoints in appropriate circumstances.

The Directors also considered the costs to Mercantile in providing services to the Funds and the profitability for Mercantile from its overall association with the Funds. At the request of the Directors, Mercantile provided information concerning the profitability of Mercantile’s investment advisory activities for the twelve month period ended December 31, 2006 and the financial condition of its ultimate parent company, PNC. The information considered by the Directors included operating profit margin information for Mercantile’s investment company business, as well as Mercantile’s profitability analysis for each Fund. The Directors also reviewed the methods of allocation used by Mercantile in preparing the profitability analysis. Mercantile noted that it believed that the methods of allocation used were reasonable, but there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Mercantile where each of the advisory products draws on, and benefits from, the research and other resources of a larger organization. The Directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and Mercantile’s capital structure and cost of capital. The Directors also assessed areas in which the Funds benefit from economies of scale, and they discussed ways in which better economies of scale could be achieved. The Directors recognized that Mercantile should, in the abstract, be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on their review, concluded that they were satisfied that the profitability information provided by Mercantile did not suggest that Mercantile’s level of profitability from its relationship with the Funds was excessive.

Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Advisory Agreement were reasonable and fair and that the approval of the New Advisory Agreement is in the best interests of the Funds and their shareholders.

Approval of the Sub-Advisory Agreements

The Advisory Agreement authorizes Mercantile to employ sub-advisers (each a “Sub-Adviser”) to assist in the performance of any or all of the advisory services to the Funds under Mercantile’s supervision, provided that any fees or compensation payable to a Sub-Adviser shall be paid by Mercantile.

Total Return Bond Fund and Limited Maturity Bond Fund.    Boyd Watterson is the sub-adviser to the Total Return Bond Fund and Limited Maturity Bond Fund. Boyd Watterson is an affiliate of Mercantile and was wholly-owned by Mercantile Bankshares. As a result of the Merger discussed in the section above entitled “Approval of Advisory Agreement,” the sub-advisory agreement between Boyd Watterson and Mercantile terminated on March 2, 2007 (the “Prior Sub-Advisory Agreement”). Accordingly, Boyd Watterson continued to serve as the sub-adviser pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”), which was effective March 2, 2007 until July 20, 2007, when shareholders of the Total Return Bond Fund and Limited Maturity Bond Fund approved the new sub-advisory agreement (the “New Sub-Advisory Agreement”) at the Special Meeting of Shareholders.

In reaching their decision to approve the Interim Sub-Advisory Agreement, the Directors, including all of the Independent Directors, met at their regular meeting held on February 16, 2007 with senior Mercantile and PNC personnel to discuss the general terms of the proposed merger transaction, the general corporate structure of PNC, Mercantile’s views on the proposed merger transaction, and PNC’s general plans for operating Mercantile and Boyd Watterson as part of its asset management business.

In considering whether to approve the Interim Sub-Advisory Agreement the Directors, with the assistance of independent counsel, considered similar factors to those it considered in approving the Interim Advisory Agreement, to the extent applicable.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

The Directors considered whether the approval would be in the best interests of Total Return Bond Fund and Limited Maturity Bond Fund and their respective shareholders and took into account that the Interim Sub-Advisory Agreement was identical in all material respects to the Prior Sub-Advisory Agreement; that the sub-advisory fees will be held in escrow pending approval of the New Sub-Advisory Agreement; the material terms of the acquisition that would impact Total Return Bond Fund and Limited Maturity Bond Fund, Boyd Watterson or Mercantile; plans to retain key personnel of Boyd Watterson; any contemplated changes to the structure of Total Return Bond Fund and Limited Maturity Bond Fund or its Directors, officers, service providers, distribution channels or other operational matters; and that the Funds would not bear any expenses related to the acquisition, including expenses related to the proxy statement and that the independence of the Funds’ registered public accounting firm would not be compromised by the acquisition. Based on the facts that (i) the sole reason the Directors considered the Interim Sub-Advisory Agreement was due to the effects of the Merger on the Prior Sub-Advisory Agreement and unrelated to the performance or structure of Boyd Watterson; and (ii) the Interim Sub-Advisory Agreement are substantially identical to the Prior Sub-Advisory Agreement, the Board did not conduct the special review on the operations of Boyd Watterson in approving the Interim Sub-Advisory Agreement.

In reaching their decision to approve the New Sub-Advisory Agreement, the Directors, including a majority of the Independent Directors, met at their regular meeting held on May 18, 2007, and, with the assistance of independent counsel, considered their legal responsibilities and evaluated the New Sub-Advisory Agreement in light of the related information they had requested from Boyd Watterson and Mercantile in advance of the meeting. The Directors reviewed these materials with representatives of Boyd Watterson and Mercantile, counsel to the Funds and independent counsel to the Directors. The Directors met in an executive session with management of Mercantile and PNC to understand the impact of the Merger, including PNC’s evaluation of strategic options with respect to Boyd Watterson. The Directors then discussed the proposed approval in an executive session with counsel, at which no representatives of Boyd Watterson, Mercantile or PNC were present. The Directors considered whether the terms of the New Sub-Advisory Agreement would be in the best interests of the shareholders of Total Return Bond Fund and Limited Maturity Bond Fund, focusing primarily on the nature and quality of the services provided by Boyd Watterson and the overall fairness of the New Sub-Advisory Agreement. In their deliberations, the Directors did not rank the importance of any particular piece of information, and it is presumed that each Director attributed different weights to the various factors.

In approving the New Sub-Advisory Agreement, the Board considered the nature, extent and quality of the sub-advisory services being rendered by Boyd Watterson. The Directors considered that there were no material differences between the New Sub-Advisory Agreement, the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. They also considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Boyd Watterson dedicated to performing services for Total Return Bond Fund and Limited Maturity Bond Fund. The Directors considered Boyd Watterson’s policies and practices regarding investment selection, brokerage and trading issues including broker selection, use of unaffiliated brokers, best execution, use of electronic communication networks, research, soft dollars, directed brokerage, and allocation of portfolio transactions for Total Return Bond Fund and Limited Maturity Bond Fund. The Directors also considered Boyd Watterson’s compliance program and reviewed changes to the compliance program and its procedures following the Merger. The Directors confirmed that there were no pending litigation or regulatory actions against Boyd Watterson or PNC that would adversely affect or prohibit Boyd Watterson’s services to the Funds, and that Boyd Watterson had errors and omissions and fidelity bond insurance coverage. Based on this review, the Directors concluded that Boyd Watterson had the capabilities, resources and personnel necessary to manage Total Return Bond Fund and Limited Maturity Bond Fund.

In assessing investment performance, the Directors considered the annualized performance of Total Return Bond Fund and Limited Maturity Bond Fund for the one-, three-, five- and ten-year periods ended March 31, 2007 (if applicable) in comparison with the respective Morningstar category averages. In addition to the performance information received by the Directors for the meeting, the Directors routinely receive detailed performance information for Total Return Bond Fund and Limited Maturity Bond Fund at other regular Board meetings during the year at which the investment performance is compared to the respective Lipper and Morningstar peer groups, benchmark indices and peer groups of mutual funds with similar investment objectives individually selected by Boyd Watterson’s portfolio management teams. The comparative information showed that the Total Return Bond Fund outperformed the average performance of the Morningstar category of intermediate-term bond funds for the one- and three-year periods and had underperformed for the five-year period, and that the Limited Maturity Bond Fund outperformed the average performance of the Morningstar category of short-term bond funds for the one- and three-year periods and had underperformed for the five- and ten-year periods. The Directors considered the performance in the context of Boyd Watterson assuming the portfolio management within the past three years and the improved investment performance since the transition of advisory services to Boyd Watterson. The Directors concluded that the investment performance of the Limited Maturity Bond Fund and Total Return Bond Fund was satisfactory.

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Continued

(Unaudited)

The Directors also considered the overall fairness of the New Sub-Advisory Agreement and reviewed the fee structure of the agreement, its allocation methodology and information related to the profitability of Boyd Watterson from its association with Total Return Bond Fund and Limited Maturity Bond Fund. The Directors reviewed the breakpoints included in the schedules that reduce Boyd Watterson’s respective fee rate on assets above a specified level for both Total Return Bond Fund and Limited Maturity Bond Fund. The Directors recognized that breakpoints may be an appropriate way for Boyd Watterson to share its economies of scale. The Directors also noted that economies of scale may also be realized by Boyd Watterson across similar products and services and considered the costs incurred by Boyd Watterson in providing services to Total Return Bond Fund and Limited Maturity Bond Fund, but recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. In evaluating profitability and whether the fee paid to Boyd Watterson was one that would have been negotiated in an ’arms’ length transaction with Mercantile, the Directors noted that Mercantile and Boyd Watterson are affiliated. The Directors also considered that Boyd Watterson had agreed to waive its fee proportionally subject to any fee waivers that Mercantile has voluntarily made in order to keep the annual fees and expenses for both Total Return Bond Fund and Limited Maturity Bond Fund at a certain level and that the voluntary fee waivers are currently in place. The Directors considered Boyd Watterson’s representation that the subadvisory fees for Total Return Bond Fund and Limited Maturity Bond Fund were below the fees charged other comparable accounts managed by Boyd Watterson. The Directors concluded that based on the services Boyd Watterson would provide Total Return Bond Fund and Limited Maturity Bond Fund under the New Sub-Advisory Agreement and its expenses incurred in the performance of such services, the compensation to be paid was fair and reasonable with respect to Total Return Bond Fund and Limited Maturity Bond Fund.

Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Sub-Advisory Agreement are reasonable and fair and that its approval is in the best interests of the respective Total Return Bond Fund and Limited Maturity Bond Fund and their shareholders.

International Equity Fund.    Morgan Stanley and Julius Baer serve as Sub-Advisers to the International Equity Fund. The fund’s assets are divided into two portfolios and each Sub-Adviser separately manages a portfolio. At the May 18, 2007 meeting, the Directors, including a majority of the Independent Directors, unanimously approved the continuation of the separate sub-advisory agreements between Mercantile and Morgan Stanley and between Mercantile and Julius Baer, respectively, with respect to the International Equity Fund, each for an additional one-year period.

In reaching their decision to approve the sub-advisory agreements, the Directors, including a majority of the Independent Directors, with the assistance of independent counsel, considered their legal responsibilities and evaluated the sub-advisory agreements in light of the related information provide by Morgan Stanley and Julius Baer in advance of the meeting. The Directors reviewed these materials with representatives of Mercantile, Morgan Stanley and Julius Baer, counsel to the Funds and independent counsel to the Directors.

In approving the continuation of the sub-advisory agreements, the Directors considered the nature, extent and quality of the sub-advisory services being rendered by Morgan Stanley and Julius Baer. The Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of each Sub-Adviser dedicated to performing services for the fund. The Directors also considered each Sub-Adviser’s policies and practices regarding investment selection, brokerage and trading issues including brokerage selection, use of affiliated brokers, best execution, use of electronic communication networks, research, soft dollars, directed brokerage and allocation of portfolio transactions for the fund. The Directors noted that Julius Baer may benefit from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the fund’s purchases and sales of portfolio securities. The Directors also considered the Sub-Advisers’ compliance programs. Based on this review, the Directors concluded that each Sub-Adviser had the capabilities, resources and personnel necessary to manage the fund.

In assessing the investment performance, the Directors considered the annualized performance of the fund’s combined portfolio for the one-, three-, five- and ten-year periods ended March 31, 2007 in comparison to the respective Morningstar category averages, which is discussed the section above entitled “Approval of Advisory Agreement.” The Directors also considered the performance of each Sub-Adviser’s portfolio in comparison to specified benchmark indices. In addition to the performance information received by the Directors from Mercantile at each regularly scheduled Board meeting, the Directors routinely receive detailed information from each Sub-Adviser during the year that discusses their respective portfolio’s investment performance and holdings as well as the Sub-Adviser’s investment outlook and strategy. With respect to the portfolio of the fund sub-advised by Morgan Stanley, the Director’s reviewed the portfolio’s performance compared to that of the MSCI EAFE Index. The comparative information showed that gross performance of the portfolio outperformed the index for the fund outperformed the index for the one-year and since inception periods ended March 31, 2007 and underperformed the three- and five-year periods. With respect to the portfolio of the fund sub-advised by Julius Baer, the Directors reviewed the portfolio’s performance compared to that of the MSCI All-Country World (ex-US) Index. The comparative information showed that gross

Mercantile Funds, Inc.

Board Approval of Investment Advisory Agreements — Concluded

(Unaudited)

performance of the portfolio outperformed the index for the fund outperformed the index for the one-, three- and five-year and since inception periods ended March 31, 2007. The Directors concluded that the fund’s performance was satisfactory.

The Directors also considered the overall fairness of the sub-advisory agreements with Morgan Stanley and Julius Baer, the fee structure and information related to the profitability of each Sub-Adviser from its association with the fund. The Directors reviewed the breakpoints in the advisory fee schedules that reduce each Sub-Adviser’s respective fee rate on assets above a specified level for each portfolio of the fund. The Directors recognized that breakpoints may be an appropriate way for the Sub-Advisers to share their economies of scale. The Directors noted that economies of scale may be realized by each Sub-Adviser across similar products and services and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. In addition, the Directors reviewed the advisory fees in relation to fees charged other comparable funds and accounts managed by each Sub-Adviser. The Directors concluded that based on the services each Sub-Adviser would provide to the Fund under the Sub-Advisory Agreements and the information received from each Sub-Adviser relating to expenses incurred by each Sub-Adviser in the performance of such services, the compensation to be paid to each Sub-Adviser was fair and reasonable.

Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the sub-advisory agreements are reasonable and fair and that approval of the continuation of the sub-advisory agreements with Morgan Stanley and Julius Baer is in the best interests of the respective International Equity Fund and its shareholders.

Mercantile Funds, Inc.

Shareholder Expenses

(Unaudited)

As a shareholder of the Mercantile Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mercantile Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2006 through May 31, 2007.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

		Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Expenses Paid During Period* 12/1/06 - 5/31/07	Expense Ratio During Period* 12/1/06 - 5/31/07
Prime Money Market Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,049.80 1,044.60 1,044.60	2.04 4.59 4.59	0.40 0.90 0.90	% % %

Government Money Market Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,049.20 1,044.00 1,043.80	2.04 4.59 4.59	0.40 0.90 0.90	% % %

Tax-Exempt Money Market Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,031.90 1,026.70 1,027.60	2.03 4.55 4.45	0.40 0.90 0.88	% % %

Growth & Income Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,212.80 1,206.20 1,200.90	4.25 6.99 9.71	0.77 1.27 1.77	% % %

Equity Income Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,229.80 1,221.90 1,215.40	4.34 7.09 9.83	0.78 1.28 1.78	% % %

Equity Growth Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,222.50 1,216.90 1,212.70	4.27 7.02 9.82	0.77 1.27 1.78	% % %

Capital Opportunities Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,143.30 1,138.00 1,132.70	6.79 9.43 12.12	1.27 1.77 2.28	% % %

International Equity Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,249.40 1,242.80 1,236.70	7.12 9.90 12.71	1.27 1.77 2.28	% % %

Diversified Real Estate Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,285.10 1,278.80 1,272.60	5.81 8.64 11.45	1.02 1.52 2.02	% % %

Limited Maturity Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,050.80 1,045.50 1,040.30	2.71 5.25 7.78	0.53 1.03 1.53	% % %

Mercantile Funds, Inc.

Shareholder Expenses — Continued

(Unaudited)

		Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Expenses Paid During Period* 12/1/06 - 5/31/07	Expense Ratio During Period* 12/1/06 - 5/31/07
Total Return Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,062.20 1,056.80 1,052.60	2.72 5.28 7.83	0.53 1.03 1.53	% % %

Maryland Tax-Exempt Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,038.30 1,033.20 1,028.00	2.69 5.22 7.74	0.53 1.03 1.53	% % %

Tax-Exempt Limited Maturity Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,030.50 1,026.40 1,020.30	2.68 5.20 7.66	0.53 1.03 1.52	% % %

National Tax-Exempt Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,034.90 1,029.70 1,025.70	2.69 5.21 7.73	0.53 1.03 1.53	% % %

*	Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Mercantile Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Expenses Paid During Period* 12/1/06 - 5/31/07	Expense Ratio During Period* 12/1/06 - 5/31/07
Prime Money Market Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,048.01 1,045.51 1,045.51	2.04 4.60 4.60	0.40 0.90 0.90	% % %

Government Money Market Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,048.01 1,045.51 1,045.51	2.04 4.60 4.60	0.40 0.90 0.90	% % %

Tax-Exempt Money Market Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,048.01 1,045.51 1,045.61	2.04 4.60 4.50	0.40 0.90 0.88	% % %

Growth & Income Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,046.16 1,043.67 1,041.17	3.94 6.49 9.05	0.77 1.27 1.77	% % %

Mercantile Funds, Inc.

Shareholder Expenses — Concluded

(Unaudited)

		Beginning Account Value 12/1/06	Ending Account Value 5/31/07	Expenses Paid During Period* 12/1/06 - 5/31/07	Expense Ratio During Period* 12/1/06 - 5/31/07
Equity Income Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,046.11 1,043.62 1,041.12	3.99 6.54 9.10	0.78 1.28 1.78	% % %

Equity Growth Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,046.16 1,043.67 1,041.12	3.94 6.49 9.10	0.77 1.27 1.78	% % %

Capital Opportunities Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,043.67 1,041.17 1,038.63	6.49 9.05 11.65	1.27 1.77 2.28	% % %

International Equity Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,043.67 1,041.17 1,038.63	6.49 9.05 11.65	1.29 1.77 2.28	% % %

Diversified Real Estate Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,044.91 1,042.42 1,039.93	5.21 7.77 10.32	1.02 1.52 2.02	% % %

Limited Maturity Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,047.36 1,044.86 1,042.37	2.71 5.26 7.82	0.53 1.03 1.53	% % %

Total Return Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,047.36 1,044.86 1,042.37	2.71 5.26 7.82	0.53 1.03 1.53	% % %

Maryland Tax-Exempt Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,047.36 1,044.86 1,042.37	2.71 5.26 7.82	0.53 1.03 1.53	% % %

Tax-Exempt Limited Maturity Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,047.36 1,044.86 1,042.42	2.71 5.26 7.77	0.53 1.03 1.52	% % %

National Tax-Exempt Bond Fund	Institutional Shares Class A Shares Class C Shares	1,000.00 1,000.00 1,000.00	1,047.36 1,044.86 1,042.37	2.71 5.26 7.82	0.53 1.03 1.53	% % %

*	Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Mercantile Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Mercantile Funds, Inc. (the “Funds”), comprising the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund, and National Tax-Exempt Bond Fund, as of May 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to May 31, 2006 were audited by other auditors whose report, dated July 26, 2005, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Mercantile Funds, Inc., as of May 31, 2007, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

July 25, 2007

Mercantile Funds, Inc.

Directors and Officers

(Unaudited)

The business and affairs of the Mercantile Funds, Inc. (the “Company”) are managed under the general supervision of the Company’s Board of Directors in accordance with the laws of the State of Maryland and the Company’s Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.” Directors who are not deemed to be “interested persons” of the Company are referred to as “Independent Directors.” The address of each of the Directors and Officers is Two Hopkins Plaza, Baltimore, Maryland, 21201.

Name and Age	Position(s) Held with Company	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee
INDEPENDENT DIRECTORS
L. White Matthews, III Age: 61	Director	Since 2003	Retired since 2001; Chairman, Ceridian Corporation, 2006 to present; Director, Executive Vice President and Chief Financial Officer, Ecolab, Inc. (cleaning products and services) 1999 to 2001.	Mercantile Alternative Investment Funds (12 funds); Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products).

Edward D. Miller Age: 64	Director	Since 1998	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	Mercantile Alternative Investment Funds (12 funds); Bradmer Pharmaceuticals Inc.

John R. Murphy Age: 73	Director and Chairman of the Board	Since 1994	Vice Chairman, National Geographic Society, March 1998 to present.	Mercantile Alternative Investment Funds (12 funds); Omnicom Group, Inc. (media and marketing services); Sirsi Dynix (technology).

George R. Packard, III Age: 75	Director	Since 1989	President, U.S. Japan Foundation, July 1998 to present.	Mercantile Alternative Investment Funds (12 funds)

Thomas L. Owsley Age: 66	Director	Since 2005	Retired since August 2004; President, Chief Executive Officer and Chief Operating Officer, Crown Central Petroleum Corporation, 2003 to August 2004; Senior Vice President, General Counsel and Corporate Secretary, 2001 to 2003.	Mercantile Alternative Investment Funds (12 funds)

INTERESTED DIRECTOR
Decatur H. Miller[1] Age: 74	Director	Since 1989	Retired.	Mercantile Alternative Investment Funds (12 funds)

[1]	Mr. Miller is an “interested person” of the Company because he is a co-trustee of a trust for which an affiliate of PNC, the parent company of Mercantile, is also a co-trustee.

OFFICERS

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers who are not Directors.

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin A. McCreadie Age: 46	President	Since 2004	CFA, President and Chief Executive Officer, MCA, since March 2004; Chief Investment Officer of MCA and MSD&T since 2002; Chief Investment Officer of PNC Wealth Management since 2007; Partner of Brown Investment Advisory & Trust Company from 1999 to 2002.

David L. Meyer Age: 50	Vice President and Treasurer	Since 2006 and 2007	Executive Vice President and Chief Operating Officer, Investment and Wealth Management, MSD&T, since 2002; Senior Vice President and Chief Operating Officer of MCA since 2002; Deputy Chief Operating Officer of PNC Wealth Management since 2007; Chairman of Board of Mercantile Brokerage Services, Inc. since 2002; Managing Director of J.P. Morgan 1994 to 2002.

Edward J. Veilleux Age: 63	Assistant Vice President and Chief Compliance Officer	Since 2004	President, EJV Financial Services (consulting) since 2002; Director, Deutsche Asset Management, 1987 to 2002; Director, Senior Vice President, Old Mutual Advisor Funds II, since 2005; Vice President, Swiss Helvetia Fund, since 1987; Vice President, Hillard Lyons Government Fund, since 2004; Vice President, ISI Funds since 1986; Chief Compliance Officer, Victory Funds, since 2005.

Jennifer E. Vollmer Age: 35	Secretary	Since 2002	Senior Counsel and Vice President, MCA, since 2001.

Savonne L. Ferguson Age: 33	Assistant Secretary	Since 2004	Assistant Vice President, MCA, since 2002.

Additional information regarding the Directors and Officers may be found in the Company’s statement of additional information, which is available without charge upon request, by calling 800-551-2145.

Federal law requires the Company, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-551-2145, (ii) on the Funds’ website at www.mercantilefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

For more information

Proxy Voting Policies and Procedures

Federal law requires the Company, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-551-2145, (ii) on the Fund’s website at www.mercantilefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended May 31, 2007 is available without charge, upon request, by calling 800-551-2145, and on the Commission’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Investment Advisor and Administrator:

MERCANTILE CAPITAL ADVISORS, INC.

Baltimore, Maryland

Custodian:

The Fifth Third Bank

Cincinnati, Ohio

Transfer Agent:

BISYS Fund Services

Columbus, Ohio

Distributor:

Mercantile Investment Services, Inc.

Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Mercantile Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the Funds which contain information concerning the Funds’ investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by The PNC Financial Services Group, Inc. or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

1/07

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) There have been no amendments, during the period covered by the report, to a provision of the code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) from a provision of its Code of Ethics.

(e) Not applicable.

(f)	(1) The Code of Ethics is attached hereto as Exhibit A.

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that L. White Matthews, III is qualified to serve as the committee financial expert serving on its audit committee and that he is “independent,” as defined by this Item. A person who is determined to be an audit committee financial expert pursuant to this Item will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $231,150 for 2006 and $200,500 for 2007.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2007.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $70,000 for 2006 and $99,000 for 2007.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

(e)(1) The Audit Committee’s policy is to approve prior to appointment the engagement of the auditor to provide non-audit services to the Company, its investment adviser (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to each Company, if the engagement relates directly to the operations and financial reporting of each Company. The prior approval requirement will be waived if the aggregate amount of all such non-audit services provided that had not been pre-approved constitutes no more than 5% of the total amount of revenues paid to the auditor by the Company and its adviser affiliates during the fiscal year for which the services are provided. A waiver of the pre-approval requirement will only apply to services not recognized by the Company at the time of the auditor’s engagement and if the services are promptly brought to the attention of the Company and approved by the Company’s Audit Committee prior to completion of the audit.

(e)(2) During the Company’s last fiscal year, there were no waivers of the requirement that non-audit services provided to the Company or any adviser affiliate be pre-approved.

(f) Not applicable.

(g) During the Company’s last two fiscal years, $0 and $0, respectively, were billed by the auditors, in the aggregate, for non-audit services provided to the Company and adviser affiliates.

(h) Not applicable.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Conduct for Principal Executives and Senior Financial Officers.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercantile Funds, Inc.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie Chief Executive Officer

Date: August 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie Chief Executive Officer

Date: August 6, 2007

By (Signature and Title)*	/s/ David L. Meyer
David L. Meyer Chief Financial Officer

Date: August 6, 2007

* Print the name and title of each signing officer under his or her signature.